    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 2001

                                                       1933 Act File No. 2-25384
                                                      1940 Act File No. 811-1382

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                / /           Pre-Effective Amendment No.

               /X/          Post-Effective Amendment No. 66

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

              /X/                  Amendment No. 45

                                          (Check appropriate box or boxes)

BERGER GROWTH FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

210 University Boulevard, Suite 900, Denver, Colorado     80206
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (303) 329-0200

    Jack R. Thompson, 210 University Boulevard, Suite 900, Denver, CO 80206
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

              immediately upon filing pursuant to paragraph (b)
         --
              on (date), pursuant to paragraph (b)
         --

         XX   60 days after filing pursuant to paragraph (a)(1)
         --

              on (date) pursuant to paragraph (a)(1)
         --

              75 days after filing pursuant to paragraph (a)(2)
         --

              on (date) pursuant to paragraph (a)(2) of Rule 485
         --

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:         Capital Stock

                                EXPLANATORY NOTE


This amendment to the Registration Statement of Berger Growth Fund contains the following:


         One combined Prospectus for the retail Berger Funds, including the Berger Growth Fund

         One combined SAI for the retail Berger Funds, including the Berger Growth Fund

         One Part C

               January 29, 2002


               Berger Funds

               Prospectus

               [BERGER FUNDS LOGO]


               BERGER GROWTH FUND

               BERGER LARGE CAP GROWTH FUND

               BERGER MID CAP GROWTH FUND

               BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES

               BERGER NEW GENERATION FUND - INVESTOR SHARES

               BERGER SELECT FUND

               BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES

               BERGER INTERNATIONAL FUND


               BERGER LARGE CAP VALUE FUND - INVESTOR SHARES


               BERGER MID CAP VALUE FUND

               BERGER BALANCED FUND

The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus, or deter-mined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money in the Funds.

BERGER FUNDS, BERGER NEW GENERATION FUND, BERGER SMALL COMPANY GROWTH FUND, BERGER BALANCED FUND, BERGER MID CAP GROWTH FUND and BERGER MID CAP VALUE FUND are registered servicemarks of Berger LLC; The BERGER MOUNTAIN LOGO is a registered trademark of Berger LLC; BERGER INFORMATION TECHNOLOGY FUND, BERGER SELECT FUND, BERGER INTERNATIONAL FUND, BERGER GROWTH FUND, BERGER LARGE CAP GROWTH FUND and BERGER LARGE CAP VALUE FUND are servicemarks of Berger LLC; other marks referred to herein are the trademarks, servicemarks, registered trademarks or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


BERGER FUNDS(R) are a no-load family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. Each of the following sections introduces a Fund, its goal(s), principal investment strategies and principal risks. They also contain expense and performance information.


Berger Growth Fund(SM) ....................................................   4

Berger Large Cap Growth Fund(SM) ..........................................   6

Berger Mid Cap Growth Fund(R) .............................................   8

Berger Small Company Growth Fund(R) - Investor Shares .....................  10

Berger New Generation Fund(R) - Investor Shares ...........................  12

Berger Select Fund(SM) ....................................................  14

Berger Information Technology Fund(SM) - Investor Shares ..................  16

Berger International Fund(SM) .............................................  18

Berger Large Cap Value Fund(SM) - Investor Shares .........................  20

Berger Mid Cap Value Fund(R) ..............................................  22

Berger Balanced Fund(R) ...................................................  24

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS ....................  26

Risk and Investment Table .................................................  27

Risk and Investment Glossary ..............................................  28

HOW TO CONTACT US .........................................................  30

TO OPEN AN ACCOUNT OR PURCHASE SHARES .....................................  31

EXCHANGING SHARES .........................................................  32

SELLING (REDEEMING) SHARES ................................................  33

Signature Guarantee/Special Documentation .................................  33

Information About Your Account ............................................  34

Excessive Trading .........................................................  34

Online and Telephone Considerations .......................................  34

Your Share Price ..........................................................  34

Distributions and Taxes ...................................................  36

Tax-Sheltered Retirement Plans ............................................  37

ORGANIZATION OF THE BERGER FUNDS FAMILY ...................................  38

Investment Managers .......................................................  38

12b-1 Arrangements ........................................................  40

Special Fund Structures ...................................................  40

FINANCIAL HIGHLIGHTS FOR THE BERGER FUNDS FAMILY ..........................  41

Berger Growth Fund ........................................................  41

Berger Large Cap Growth Fund ..............................................  42

Berger Mid Cap Growth Fund ................................................  42

Berger Small Company Growth Fund - Investor Shares ........................  43

Berger New Generation Fund - Investor Shares ..............................  43

Berger Select Fund ........................................................  44

Berger Information Technology Fund - Investor Shares ......................  44

Berger International Fund .................................................  46

Berger Mid Cap Value Fund .................................................  48

Berger Balanced Fund ......................................................  49



                             Berger Funds o January 29, 2002 Combined Prospectus

4

BERGER
GROWTH FUND                                                  Ticker Symbol BEONX
--------------------------------------------------------------------------------
THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of established companies with the potential for growth.


The Fund's stock selection by the Fund's investment manager focuses on companies that have demonstrated an ability to generate above-average growth in revenue and earnings regardless of the company's size.


The Fund's investment manager generally looks for companies with:


o    Strong revenue and earnings growth


o    Large market potential for their products and services


o Proven, capable management teams with clearly-defined strategies for future growth.



The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

PRINCIPAL RISKS


You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.


Although the Fund is expected to invest in stocks of companies of all sizes, including large companies, the Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Small and mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments may focus in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE


The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflects Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

                  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [CHART]


                               1992           8.53%
                               1993          21.20%
                               1994          (6.66)%
                               1995          21.34%
                               1996          13.73%
                               1997          13.57%
                               1998          16.23%
                               1999          52.28%
                               2000         (18.89)%
                               2001



                      BEST QUARTER:  12/31/99        42.88%

                      WORST QUARTER:  12/31/00      (27.99)%



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 3000 Growth, the Fund's new benchmark index, and the Standard & Poor's 500 (S & P 500), the Fund's previous benchmark index. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund. The Russell 3000 Growth is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The S & P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.



Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001



                              1 Year               5 Years              10 Years
--------------------------------------------------------------------------------
The Fund
Russell 3000 Growth             --                   --                    --
S&P 500
--------------------------------------------------------------------------------


FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee                                                               .69
Distribution (12b-1) fee                                                     .25
Other expenses                                                               .19
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        1.13
--------------------------------------------------------------------------------

UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period


o    Redemption after the end of each period



o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



YEARS                                                                          $
--------------------------------------------------------------------------------
One
Three
Five
Ten
--------------------------------------------------------------------------------




                             Berger Funds o January 29, 2002 Combined Prospectus

6

BERGER LARGE CAP
GROWTH FUND                                                  Ticker Symbol BEOOX
--------------------------------------------------------------------------------

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the securities of large, well-established companies that have potential for growth.


The Fund's security selection focuses on the common stocks of larger companies that have demonstrated a history of growth in revenues and earnings.


The Fund's investment manager generally looks for companies with:

o    Opportunities for above-average revenue and earnings growth

o    Strong market positions for their products and services

o Strong, seasoned management teams with well-established and clearly defined strategies.


Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more. In certain circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's). The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.


PRINCIPAL RISKS


You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.


To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risks. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. In addition, if the Fund does engage in active trading, this will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE


The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

                  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [CHART]


                               1992          4.82%
                               1993         23.57%
                               1994         (9.07)%
                               1995         23.92%
                               1996         15.61%
                               1997         22.70%
                               1998         22.49%
                               1999         61.32%
                               2000        (11.26)%
                               2001



                     BEST QUARTER:   12/31/99     40.64%

                     WORST QUARTER:  12/31/00    (20.04)%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 1000 Growth, the Fund's new benchmark index, and the Standard & Poor's 500 (S & P 500), the Fund's previous benchmark index. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund. The Russell 1000 Growth is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher fore-




Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


casted growth values. The S & P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001(1)



                              1 Year                   5 Years          10 Years
--------------------------------------------------------------------------------
The Fund
Russell 1000 Growth               --                        --                --
S&P 500
--------------------------------------------------------------------------------


(1) Effective January 29, 2001, the Fund changed its name and non-fundamental investment strategies from that of a growth and income fund to a large cap growth fund.

FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee                                                               .74
Distribution (12b-1) fee                                                     .25
Other expenses                                                               .19
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        1.18
--------------------------------------------------------------------------------

UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period


o    Redemption after the end of each period

o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



Years                                                                          $
--------------------------------------------------------------------------------
One
Three
Five
Ten
--------------------------------------------------------------------------------




                             Berger Funds o January 29, 2002 Combined Prospectus

8

BERGER MID CAP
GROWTH FUND                                                  Ticker Symbol BEMGX
--------------------------------------------------------------------------------

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies with the potential for strong revenue and earnings growth.


The Fund's stock selection focuses on companies that commit their resources to innovative products or services for unique, changing or rapidly growing markets.


The Fund's investment manager generally looks for companies with:

o Strong revenue and earnings growth fundamentals and leading market share in their industry or business sector

o    Strong management teams with established organizational structures

o    Strong balance sheets and the ability to efficiently finance their growth.


Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization falls, at the time of initial purchase, within a range of $1 billion to the 12-month average of the maximum market capitalization for companies included in the Standard & Poor's Mid Cap 400 Index (S&P 400). This average is updated monthly. In certain circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.


PRINCIPAL RISKS


You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.


The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE


The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

                  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [CHART]


                                1998          54.38%
                                1999         151.46%
                                2000         (25.15)%
                                2001


                    BEST QUARTER:   12/31/99      75.17%

                    WORST QUARTER:  12/31/00     (33.09)%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell Mid Cap Growth, the Fund's new benchmark index, and the Standard & Poor's 400 (S & P 400), the Fund's previous benchmark index. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund. The Russell Mid




Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


Cap Growth is an unmanaged index, with dividends reinvested, which measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of the Russell 1000 Growth index. The S & P 400 is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001



                                                               Life of the Fund
                               1 Year                        (December 31, 1997)
--------------------------------------------------------------------------------
The Fund
Russell Mid Cap Growth             --                                --
S&P 400
--------------------------------------------------------------------------------


FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee                                                               .75
Distribution (12b-1) fee                                                     .25
Other expenses                                                               .28
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        1.28
--------------------------------------------------------------------------------

UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period


o    Redemption after the end of each period

o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



Years                                                                         $
--------------------------------------------------------------------------------
One
Three
Five
Ten
--------------------------------------------------------------------------------




                             Berger Funds o January 29, 2002 Combined Prospectus

10

BERGER SMALL COMPANY
GROWTH FUND --
INVESTOR SHARES                                             Ticker Symbol BESCX
--------------------------------------------------------------------------------

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid revenue and earnings growth.

The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

The Fund's investment manager generally looks for companies with:

o An innovative technology, product or service that may enable the company to be a market share leader

o Strong entrepreneurial management with clearly defined strategies for growth

o    Relatively strong balance sheets.


Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index (Russell 2000). This average is updated monthly. In certain circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.


PRINCIPAL RISKS


You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.


The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE


The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

                  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [CHART]


                              1994             13.73%
                              1995             33.80%
                              1996             16.77%
                              1997             16.16%
                              1998              3.17%
                              1999            104.39%
                              2000             (8.27)%
                              2001


                       BEST QUARTER:    12/31/99      58.97%

                       WORST QUARTER:    9/30/98     (29.22)%


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 2000 Growth, the Fund's new benchmark index, and the Russell 2000, the Fund's previous benchmark index. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund. The Russell 2000 Growth is an unmanaged index, with dividends reinvested, which measures the performance




Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is a generally recognized indicator used to measure overall small company growth-stock performance. The Russell 2000 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001



                                                              Life of the Fund
                              1 Year         5 Years         (December 30, 1993)
--------------------------------------------------------------------------------
The Fund
Russell 2000 Growth               --              --                 --
Russell 2000
--------------------------------------------------------------------------------


FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee                                                               .81
Distribution (12b-1) fee                                                     .25
Other expenses                                                               .21
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        1.27
--------------------------------------------------------------------------------

UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period


o    Redemption after the end of each period

o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



Years                                                                          $
--------------------------------------------------------------------------------
One
Three
Five
Ten
--------------------------------------------------------------------------------





                             Berger Funds o January 29, 2002 Combined Prospectus

12

BERGER NEW
GENERATION FUND --
INVESTOR SHARES                                              Ticker Symbol BENGX
--------------------------------------------------------------------------------

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies with potential for significant revenue and earnings growth.


The Fund's stock selection focuses on leading-edge companies with emerging growth opportunities, new ideas, technologies or methods of doing business in all sectors of the market. Its investment manager seeks companies it believes have the potential to change the direction or dynamics of the industries in which they operate or significantly influence the way businesses or consumers conduct their affairs.


The Fund's investment manager generally looks for companies:

o In business sectors characterized by rapid change, regardless of the company's size

o With favorable long-term growth potential because of their new or innovative products or services


o    With management strength to implement their vision and grow their business.


The Fund invests in common stocks, both domestic and foreign, and other securities with equity features, such as convertible securities and preferred stocks. Due to the Fund's focus on companies with the characteristics described above, the Fund generally is weighted toward small market capitalization companies, although it is free to invest in companies with larger market capitalizations as well. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

PRINCIPAL RISKS


You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. The manager's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.



Given the Fund's weighting toward small companies in rapidly changing industries, its share price may fluctuate more than that of funds invested in larger companies or more stable industries. Small companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In addition, products and services in rapidly changing industries, such as technology and health care, may be subject to intense competition and rapid obsolescence and may require regulatory approvals prior to their use. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. Because the technology sector is a major source of new companies, new products and new ways of doing business, the Fund is likely to be dominated by the technology sector. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.


See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE


The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.



Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------

                 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [CHART]


                            1997         24.22%
                            1998         23.00%
                            1999        144.20%
                            2000        (38.68)%
                            2001


                    BEST QUARTER:   12/31/99          52.95%

                    WORST QUARTER:  12/31/00         (43.89)%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1999 and there can be no assurance that IPOs will have such an impact in the future.


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Nasdaq Composite, the Fund's new benchmark index, and the Standard & Poor's 500 (S & P 500), the Fund's previous benchmark index. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund. The Nasdaq Composite is an unmanaged index, with dividends reinvested, which measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The S & P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001



                                                               Life of the Fund
                            1 Year           5 Year            (March 29, 1996)
--------------------------------------------------------------------------------
The Fund
Nasdaq Composite                --               --                  --
S&P 500
--------------------------------------------------------------------------------


FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee                                                               .83
Distribution (12b-1) fee                                                     .25
Other expenses                                                               .22
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        1.30
--------------------------------------------------------------------------------

UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period


o    Redemption after the end of each period

o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



Years                                                                          $
--------------------------------------------------------------------------------
One
Three
Five
Ten
--------------------------------------------------------------------------------




                             Berger Funds o January 29, 2002 Combined Prospectus

14

BERGER
SELECT FUND                                                 Ticker Symbol BESLX
--------------------------------------------------------------------------------

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies with superior potential for strong revenue and earnings growth.

This nondiversified Fund normally invests in a core portfolio of 20-30 common stocks selected by the Fund's portfolio management team. Each co-portfolio manager selects a portion of the stocks that comprise the portfolio. The stock selection focuses on companies of any size whose growth potential is not yet fully reflected in the company's stock price.

The Fund's investment manager generally looks for companies with:

o Solid fundamental growth opportunities and that are market share leaders in their industries or have the potential to develop a large market for their products and services

o Strong, capable management teams with clearly defined strategies for revenue and earnings growth

o A catalyst for positive earnings developments such as evolving product cycles, special situations or changing economic conditions.

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal. Due to this and the Fund's relatively small number of holdings, the annual portfolio turnover rate may be higher than other mutual funds.

PRINCIPAL RISKS


You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.


The Fund's share price may fluctuate more than the market in general and most equity funds because of its ability as a nondiversified fund to take larger positions in a smaller number of companies. As a result, the gains or losses on a single stock will have a greater impact on the Fund's share price. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE


The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

                 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [CHART]

                              1998        72.26%
                              1999        81.68%
                              2000       (32.68)%
                              2001

                 BEST QUARTER:   12/31/99       54.19%

                 WORST QUARTER:  12/31/00      (33.35)%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 3000 Growth, the Fund's new benchmark index, and the Standard & Poor's 500 (S & P 500), the Fund's previous benchmark index. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund. The Russell 3000 Growth is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher fore-




Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


casted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The S & P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001



                                                             Life of the Fund
                               1 Year                       (December 31, 1997)
--------------------------------------------------------------------------------
The Fund
Russell 3000 Growth                --                               --
S&P 500
--------------------------------------------------------------------------------


FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee                                                               .75
Distribution (12b-1) fee                                                     .25
Other expenses                                                               .23
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        1.23
--------------------------------------------------------------------------------

UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period


o    Redemption after the end of each period

o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



Years                                                                         $
--------------------------------------------------------------------------------
One
Three
Five
Ten
--------------------------------------------------------------------------------



                             Berger Funds o January 29, 2002 Combined Prospectus

16

BERGER INFORMATION
TECHNOLOGY FUND --
INVESTOR SHARES                                             Ticker Symbol BINVX
--------------------------------------------------------------------------------

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for capital appreciation. In pursuing that goal, the Fund invests at least 80% of its assets in common stocks of companies in the information technology group of industries, such as software, hardware, computer consulting services, communications and Internet services and products.

The Fund's investment manager analyzes trends in information technology spending and demand, then identifies companies it believes are best positioned to benefit from those trends. The Fund generally invests the remainder of its assets in information technology-related companies whose stock price the investment manager believes is undervalued relative to their assets, earnings, cash flow or business franchise.

The Fund's investment manager generally looks for companies:

o    That dominate their industries or a particular market segment

o That have or are developing products or services that represent significant technological advancements or improvements

o That have strong fundamentals, strong management and strong product positioning.


The Fund primarily invests in common stocks. The Fund is free to invest in companies of any size market capitalization. In certain unusual circumstances, the Fund may be unable to remain invested in securities of companies at the stated level. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.


PRINCIPAL RISKS


You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.


Given the Fund's concentration in industries that are rapidly changing, its share price may fluctuate more than that of funds invested in more stable industries. Companies in the information technology industries may have narrow product lines and their products and services are often subject to intense competition and rapid obsolescence.

Because the Fund's investments are focused in the information technology sector, the Fund is more susceptible to adverse events and market pressures impacting the industries included in that sector, which may pose greater market and liquidity risk.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE


The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

                 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [CHART]

                          1998            62.72%
                          1999           161.40%
                          2000           (28.06)%
                          2001


                    BEST QUARTER:   12/31/99        97.35%

                    WORST QUARTER:  12/31/00        (33.96)%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1999 and there can be no assurance that IPOs will have such an impact in the future.


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Nasdaq 100, the Fund's new benchmark index, and the Wilshire 5000, the Fund's previous benchmark index. The Fund is changing its benchmark index so





Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


that it correlates more closely to the investment style of the Fund. The Nasdaq 100 is an unmanaged index, with dividends reinvested, which reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Wilshire 5000 is an unmanaged index, with dividends reinvested, which measures the performance of all U.S. headquartered equity securities with readily available price data. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001



                                                                Life of the Fund
                                            1 Year              (April 8, 1997)
--------------------------------------------------------------------------------
The Fund
Nasdaq 100                                      --                     --
Wilshire 5000
--------------------------------------------------------------------------------


FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

SHAREHOLDER TRANSACTION EXPENSES                                               %
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed
or exchanged if shares are held less than 6 months)                         1.00
Exchange Fee*                                                               None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee                                                               .85
Distribution (12b-1) fee                                                     .25
Other expenses                                                               .53
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        1.63
--------------------------------------------------------------------------------

* The 1% redemption fee referenced in the table will be imposed on shares exchanged if held less than 6 months, since an exchange is treated as a redemption followed by a purchase.

UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period


o    Redemption after the end of each period

o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



Years                                                                          $
--------------------------------------------------------------------------------
One
Three
Five
Ten
--------------------------------------------------------------------------------





                             Berger Funds o January 29, 2002 Combined Prospectus

18

BERGER
INTERNATIONAL FUND                                          Ticker Symbol BBINX
--------------------------------------------------------------------------------

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in common stocks of well-established foreign companies. The Fund invests all of its assets in the Berger International Portfolio (Portfolio), which has the same goals and policies as the Fund.

The Portfolio's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

The Portfolio's investment manager generally looks for companies with:

o Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

o Business operations predominantly in well-regulated and more stable foreign markets

o Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.


The Portfolio invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. In certain unusual circumstances, the Fund may be unable to remain invested in securities of companies at the stated level. Recently, the Portfolio has been weighted toward the United Kingdom, Europe and selectively in Japan and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Portfolio's assets are invested in mid-sized to large capitalization companies. The Portfolio's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.


See "Organization of the Berger Funds Family--Special Fund Structures--Master/ Feeder" later in this prospectus for more information on the Fund's investment in the Portfolio.

PRINCIPAL RISKS


You may be interested in the Fund if you are comfortable with the risks of international investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment. There are additional risks with investing in foreign countries, especially in developing countries--specifically, economic, market, currency, liquidity, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. In addition, foreign stocks may not move in concert with the U.S. markets. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts, which may present hedging, credit, correlation, opportunity and leverage risks.


See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE


The information below shows the Fund's performance through December 31, 2001(1). These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years(1).

                 YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [CHART]

                            1992            10.21%
                            1993            36.38%
                            1994            (7.80)%
                            1995            18.78%
                            1996            18.51%
                            1997             2.90%
                            1998            14.92%
                            1999            30.90%
                            2000           (10.36)%
                            2001


                    BEST QUARTER:  12/31/99     20.54%

                    WORST QUARTER:  9/30/98    (16.79)%



Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index), an unmanaged index, with dividends reinvested, which represents major overseas stock markets. While the Fund does not seek to match the returns of the EAFE Index, this index is a good indicator of foreign stock markets. You may not invest in the EAFE Index, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001(1)



                                                                Life of the Fund
                      1 Year       5 Years       10 Years       (July 31, 1989)
--------------------------------------------------------------------------------
The Fund
EAFE Index
--------------------------------------------------------------------------------


(1) Predecessor Performance: Performance figures covering periods prior to October 11, 1996, include the performance of a pool of assets advised by the Portfolio's investment manager for periods before the Portfolio began operations. This performance has been adjusted to reflect the increased expenses expected in operating the Fund, net of fee waivers. The asset pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, its performance might have been adversely affected.

FUND EXPENSES


As a shareholder in the Fund, you do not pay any sales loads, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.



SHAREHOLDER TRANSACTION EXPENSES                                              %
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed or
exchanged if shares held less than 15 days)                                 2.00
Exchange Fee*                                                               None
--------------------------------------------------------------------------------



* The 2% redemption fee referenced in the table will be imposed on shares exchanged if held less than 15 days, since an exchange is treated as a redemption followed by a purchase.



ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)%
--------------------------------------------------------------------------------
Management fee                                                               .85
Distribution (12b-1) fee                                                     .25
Other expenses                                                               .58
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        1.68
--------------------------------------------------------------------------------



(1) Annual fund operating expenses consist of the Fund's expenses plus the Fund's share of the expenses of the Portfolio.


UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period


o    Redemption after the end of each period

o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



Years                                                                          $
--------------------------------------------------------------------------------
One
Three
Five
Ten
--------------------------------------------------------------------------------




                             Berger Funds o January 29, 2002 Combined Prospectus

20


BERGER LARGE CAP VALUE
FUND -- INVESTOR SHARES                                     Ticker Symbol BLCVX

--------------------------------------------------------------------------------


THE FUND'S GOALS AND PRINCIPAL INVESTMENT STRATEGIES



The Fund aims for capital appreciation. In pursuing that goal, the Fund invests primarily in the common stocks of large companies whose stock prices are believed to be undervalued.



The Fund's investment manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's investment manager generally looks for companies:



o    That have strong fundamentals and strong management



o Whose stock is trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise value



o Where there is a specific catalyst or event that has the potential to drive appreciation of their stock toward intrinsic value.



Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of companies whose market capitalization, at the time of initial purchase, is $9 billion or more. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectation for appreciation.



PRINCIPAL RISKS



You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.



The Fund's investments may focus in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations, which could present greater market and information risks.



See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.



THE FUND'S PAST PERFORMANCE



The Fund has no performance history since it did not commence operations until September 28, 2001.




Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS

--------------------------------------------------------------------------------


FUND EXPENSES



As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.



ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee                                                              0.75
Distribution (12b-1) fee                                                    0.25
Other expenses(1)                                                           0.48
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        1.48
--------------------------------------------------------------------------------
Expense Reimbursement(2)                                                   (0.26)
--------------------------------------------------------------------------------
Net Expenses                                                                1.22
--------------------------------------------------------------------------------



(1) "Other expenses" are based on estimated expenses for the Investor Shares class and include transfer agency fees, shareholder report expenses, registration fees and custodian fees.



(2) Pursuant to a written agreement, the Fund's investment adviser reimburses the Fund's Investor Shares class to the extent transfer agency, shareholder reporting and registration expenses of the Investor Shares exceed .15%.



UNDERSTANDING EXPENSES



Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.



EXAMPLE COSTS



The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:



o    $10,000 initial investment



o    5% total return for each year



o    Fund operating expenses remain the same for each period



o    Redemption after the end of each period



o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



Years                                                                          $
--------------------------------------------------------------------------------
One                                                                          124
Three                                                                        387
--------------------------------------------------------------------------------





                             Berger Funds o January 29, 2002 Combined Prospectus

22

BERGER MID CAP
VALUE FUND                                                  Ticker Symbol BEMVX
--------------------------------------------------------------------------------

THE FUND'S GOAL AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued.


The Fund's investment selection focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.


The Fund's investment manager generally looks for companies with:

o A low price relative to their assets, earnings, cash flow or business franchise

o    Products and services that give them a competitive advantage

o    Quality balance sheets and strong management.


The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within a range of $1 billion to the 12-month average of the maximum market capitalization for companies included in the Standard & Poor's Mid Cap 400 Index (S&P 400). This average is updated monthly. In certain circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.


PRINCIPAL RISKS


You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.


The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations which could present increased market and information risks. The Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE


The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show how the Fund's performance has varied by illustrating the difference for each full calendar year since the Fund began.

                  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [CHART]

                              1999              21.56%
                              2002              27.34%
                              2001


               BEST QUARTER:  6/30/99            20.79%

               WORST QUARTER:  9/30/99           (9.72)%


Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell Midcap Value, the Fund's new benchmark index, and the Standard & Poor's 400 (S & P 400), the Fund's previous benchmark index. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund. The Russell Midcap Value is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The S & P 400 is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001



                                                             Life of the Fund
                                                   1 Year   (August 12, 1998)
--------------------------------------------------------------------------------
The Fund
Russell Midcap Value                                  --           --
S&P 400
--------------------------------------------------------------------------------


FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee                                                              .75
Distribution (12b-1) fee                                                    .25
Other expenses                                                              .59
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.59
--------------------------------------------------------------------------------


UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period


o    Redemption after the end of each period

o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



YEARS                                                                          $
--------------------------------------------------------------------------------
One
Three
Five
Ten
--------------------------------------------------------------------------------




                             Berger Funds o January 29, 2002 Combined Prospectus

24

BERGER
BALANCED FUND                                               Ticker Symbol BEBAX
--------------------------------------------------------------------------------

THE FUND'S GOALS AND PRINCIPAL INVESTMENT STRATEGIES

The Fund aims for capital appreciation and current income. In pursuing these goals, the Fund primarily invests in a diversified group of domestic equity and fixed-income securities.

The allocation between equity and fixed-income securities is based upon the investment manager's assessment of available investment opportunities and relevant market, economic and financial factors.

The Fund's investment manager generally looks for companies with:


o    Opportunities for above-average revenue and earnings



o Strong, seasoned management teams and leading market positions for their products and services


o    Well-capitalized balance sheets.

The Fund's equity investments consist primarily of common stocks of companies with mid-sized to large market capitalizations. The Fund's fixed-income investments are a variety of income-producing securities, such as short- to long-term corporate, U.S. government and government agency debt securities, convertible securities, preferred stocks and mortgage-backed securities. The investment manager believes its investment style emphasizing equity securities offers shareholders the opportunity for capital appreciation along with a reasonable level of capital preservation. Normally, equity securities are expected to range from 45% to 65% of the Fund's total assets. However, it is the Fund's policy to invest at least 25% of its total assets in fixed-income senior securities and at least 25% in equity securities. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's).

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

PRINCIPAL RISKS


You may be interested in the Fund if you are comfortable with the risks of equity and fixed-income investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment. The Fund may be riskier than other balanced funds that invest more heavily in fixed-income securities.


To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest, as well as market and call risks. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risks. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. When interest rates are low, the Fund's income distributions to you may be reduced or eliminated.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

THE FUND'S PAST PERFORMANCE


The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

                  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [CHART]

                              1998              34.38%
                              1999              44.58%
                              2000              (3.30)%
                              2001

               BEST QUARTER:  12/31/99           22.59%

               WORST QUARTER: 12/31/00           (8.86)%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.



Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to a 60/40 blend, respectively, of the Russell 1000 Growth Index and the Lehman Brothers Government/Corporate Bond Index, which represents the Fund's new benchmark index, and the Standard & Poor's 500 (S & P 500), the Fund's previous benchmark index. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund. The Russell 1000 Growth is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers Government/Corporate Bond, is an unmanaged index, whose issuers include the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporations whose debt is guaranteed by the U.S. government and other corporations. The S & P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the indexes, they are good indicators of general stock market performance. You may not invest in the indexes, and unlike the Fund, they do not incur fees or charges.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001



                                                              Life of the Fund
                                                  1 Year    (September 30, 1997)
--------------------------------------------------------------------------------
The Fund
Russell 1000 Growth/
Lehman Brothers Govt./Corp. Bond                    --                --
S&P 500
--------------------------------------------------------------------------------



(1) Includes returns for the last quarter of 1997, which reflect a higher than normal level of trading activity undertaken to pursue equity opportunities available as the adviser was beginning to implement the Fund's long-term approach to equity management.


FUND EXPENSES

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
--------------------------------------------------------------------------------
Management fee                                                               .70
Distribution (12b-1) fee                                                     .25
Other expenses                                                               .19
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        1.14
--------------------------------------------------------------------------------

UNDERSTANDING EXPENSES

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period


o    Redemption after the end of each period

o    Reinvestment of all dividends and distributions



Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:



YEARS                                                                          $
--------------------------------------------------------------------------------
One
Three
Five
Ten
--------------------------------------------------------------------------------




                             Berger Funds o January 29, 2002 Combined Prospectus

26

INVESTMENT TECHNIQUES,
SECURITIES AND
ASSOCIATED RISKS
--------------------------------------------------------------------------------

BEFORE YOU INVEST. . .

in any of the Berger Funds, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Funds are not a complete investment program, but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money by investing in the Funds.


The table on the following page will help you further understand the risks the Funds take by investing in certain securities and the investment techniques used by the Berger Funds. A glossary follows. You may get more detailed information about the risks of investing in the Berger Funds in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.


KEY TO TABLE

Follow down the columns under the name of the Fund in which you are interested. The boxes will tell you:

Y Yes, the security or technique is permitted by a Fund and is emphasized by a Fund.

<    (Note: character is a hollow Y) Yes, the security or technique is permitted by a Fund.

N    No, the security or technique is not permitted by a Fund.

F The restriction is fundamental to a Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)

5 Use of a security or technique is permitted, but subject to a restriction of up to 5% of total assets.

25 Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.

33.3 Use of a security or technique is permitted, but subject to a restriction of up to 33 1/3% of total assets.

[ ] (Note: character is a hollow 5) Use of a security or technique is permitted, but subject to a restriction of up to 5% of net assets.

[ ] [ ] [ ] (Note: character is a hollow 15) Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets.

NOTES TO TABLE


(1) The Funds have no minimum quality standards for convertible securities, although they will not invest in defaulted securities. They also will not invest 20% or more of their assets in convertible securities rated below investment grade or in unrated convertible securities that the adviser or sub-adviser considers to be below investment grade.


(2) The Berger Balanced Fund may invest only in mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in privately issued mortgage-backed or asset-backed securities that are rated AA/Aa (S&P/Moody's) or above.

(3) The Funds may use futures, forwards and options only for hedging. Not more than 5% of a Fund's net assets may be used for initial margins for futures and premiums for options, although a Fund may have more at risk under these contracts than the initial margin or premium. However, a Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.



Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------

RISK AND INVESTMENT TABLE



                                                                        BERGER          BERGER         BERGER
                                                                         LARGE           MID            SMALL          BERGER
                                                         BERGER          CAP             CAP           COMPANY          NEW
                                                         GROWTH         GROWTH          GROWTH         GROWTH        GENERATION
                                                          FUND           FUND            FUND           FUND            FUND
                                                         ------        --------        --------       --------       ----------
Diversification                                             F              F               F              F               F

Small and mid-sized company securities                      Y              <               Y              Y               Y
Market, liquidity and information risk

Foreign securities                                          <              <               <              <               <
Market, currency, transaction, liquidity,
information, economic and political risk

Sector focus                                                Y              <               Y              Y               Y
Market and liquidity risk

Convertible securities(1)                                   <              <               <              <               <
Market, interest rate, prepayment and
credit risk

Investment grade bonds (nonconvertible)                     <              <               <              <               <
Interest rate, market, call and credit risk

Companies with limited operating histories                 5F             5F               <              <               <
Market, liquidity and information risk

Illiquid and restricted securities                [ ] [ ] [ ]     [ ] [ ] [ ]    [ ] [ ] [ ]    [ ] [ ] [ ]      [ ] [ ] [ ]
Market, liquidity and transaction risk

Special situations                                          <              <               <              <               <
Market and information risk

Initial Public Offerings (IPOs)                             <              <               <              <               <
Market, liquidity and information risk

Mortgage-backed and asset-backed securities(2)              N              N               N              N               N
Interest rate, prepayment, extension, market
and credit risk

Temporary defensive measures                                <              <               <              <               <
Opportunity risk

Lending portfolio securities                               NF             NF            33.3           33.3            33.3
Credit risk

Borrowing                                                  5F             5F             25F            25F             25F
Leverage risk

Financial futures(3)                                      [ ]            [ ]             [ ]            [ ]             [ ]
Hedging, correlation, opportunity and leverage
risk

Forward foreign currency contracts(3)                       <              <               <              <               <
Hedging, credit, correlation, opportunity and
leverage risk

Options(4) (exchange-traded and over-the-counter)         [ ]            [ ]             [ ]            [ ]             [ ]
Hedging, credit, correlation and leverage risk

Writing (selling) covered call options(3)                  25             25              25             25              25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk


                                                                                                  BERGER       BERGER
                                                                    BERGER                        LARGE         MID
                                                      BERGER      INFORMATION       BERGER         CAP          CAP          BERGER
                                                      SELECT      TECHNOLOGY    INTERNATIONAL     VALUE        VALUE        BALANCED
                                                       FUND          FUND            FUND          FUND         FUND          FUND
                                                      ------      ------------  -------------     ------       ------       --------
Diversification                                          NF             F             F                F            F              F

Small and mid-sized company securities                    <             <             <                <            Y              <
Market, liquidity and information risk

Foreign securities                                        <             <             Y                <            <              <
Market, currency, transaction, liquidity,
information, economic and political risk

Sector focus                                              Y             Y             <                Y            Y              <
Market and liquidity risk

Convertible securities(1)                                 <             <             <                <            <              <
Market, interest rate, prepayment and
credit risk

Investment grade bonds (nonconvertible)                   <             <             <                <            <              Y
Interest rate, market, call and credit risk

Companies with limited operating histories                <             <             <                <            <              <
Market, liquidity and information risk

Illiquid and restricted securities              [ ] [ ] [ ]   [ ] [ ] [ ]   [ ] [ ] [ ]      [ ] [ ] [ ]   [ ] [ ] [ ]   [ ] [ ] [ ]
Market, liquidity and transaction risk

Special situations                                       <              <             <                Y             Y             <
Market and information risk

Initial Public Offerings (IPOs)                          <              <             <                <             <             <
Market, liquidity and information risk

Mortgage-backed and asset-backed securities(2)           N              N             N                N             N             <
Interest rate, prepayment, extension, market
and credit risk

Temporary defensive measures                             <              <             <                <             <             <
Opportunity risk

Lending portfolio securities                          33.3           33.3          33.3             33.3          33.3          33.3
Credit risk

Borrowing                                              25F            25F           25F              25F           25F           25F
Leverage risk

Financial futures(3)                                   [ ]            [ ]             N              [ ]           [ ]           [ ]
Hedging, correlation, opportunity and leverage
risk

Forward foreign currency contracts(3)                    <              <             Y                <             <             <
Hedging, credit, correlation, opportunity and
leverage risk

Options(4) (exchange-traded and over-the-counter)      [ ]            [ ]             N              [ ]           [ ]           [ ]
Hedging, credit, correlation and leverage risk

Writing (selling) covered call options(3)              25              25             N               25            25            25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk



                             Berger Funds o January 29, 2002 Combined Prospectus

28

RISK AND INVESTMENT
GLOSSARY
--------------------------------------------------------------------------------

BORROWING refers to a loan of money from a bank or other financial institution undertaken by a Fund for temporary or emergency reasons only.

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increased likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

CONVERTIBLE SECURITIES are debt or equity securities that may be converted on specified terms into stock of the issuer.


CORRELATION RISK occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to each other the way the Fund managers expect them to, then unexpected results may occur.



CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default, be downgraded or become unable to pay its obligations when due.


CURRENCY RISK happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the Fund's share price. All of the Berger Funds are diversified funds, except the Berger Select Fund.


ECONOMIC RISK is the risk associated with the fact that foreign economies are often less diverse than the U.S. economy. This lack of diversity may lead to greater volatility and could negatively effect foreign investment values. In addition, it is often difficult for domestic investors to understand all the economic factors that influence foreign markets, thus making it harder to evaluate the Funds' holdings.


EXTENSION RISK is the risk that, as interest rates rise, borrowers are less likely to refinance their mortgages or other debts. As a result, the principal on mortgage-backed or asset-backed securities may be paid later than expected, which could cause the value of the securities to go down.

FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price.


FOREIGN SECURITIES are issued by companies located outside the United States. A Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.


FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price.


HEDGING RISK comes into play when a Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. However, a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")



ILLIQUID AND RESTRICTED securities are securities that, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities.


INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as a Fund grows in size.


INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.


INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds.



Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Funds lend securities only on a fully collateralized basis.



LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This magnified change can result in a loss that exceeds the amount that was invested in the contract or security.


LIQUIDITY RISK occurs when investments cannot be sold readily. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate and that such movements might reduce an investment's value.

MORTGAGE-BACKED SECURITIES are securities that represent interests in "pools" of mortgages or that are backed by mortgages where the interest and principal payments on the mortgages are "passed-through" to the security holder. Mortgage-backed securities may be issued or guaranteed by the U.S. Government. They may also be privately issued and backed by U.S. Government guaranteed securities or by private arrangements to make them more secure. ASSET-BACKED SECURITIES are similar, except backed by assets such as car loans or credit card receivables rather than mortgages.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.


OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date at a fixed price. Options on securities indexes are similar but settle in cash.


POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.


SECTOR FOCUS occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. These related industries, or sectors, are narrowly defined segments of the economy, i.e. utilities, technology, healthcare services, telecommunications, etc. There may be additional risks associated with Funds whose investments are focused in a small number of sectors. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in a Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in a Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a Fund that does not invest in similarly related companies. The Funds will not concentrate more than 25% of their total assets in any one industry. Sector focus may increase both market and liquidity risk.


SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by each of the Funds investing primarily in small or mid-sized companies varies by Fund and appears in the description for those Funds under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks.

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities.


TEMPORARY DEFENSIVE MEASURES Although the Funds reserve the right to take temporary defensive measures, it is the intention of the Funds to remain fully invested at all times. In response to adverse market, economic, political, or other conditions, a Fund's investment manager may believe taking temporary defensive measures is warranted. When this happens, the Fund may increase its investment in government securities and other short-term securities that are inconsistent with the Fund's investment strategies. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name.



TRANSACTION RISK means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. However, custodial risks of using the depository may be minimized through analysis and continuous monitoring by the Funds' primary custodian.



WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party that gives them the right but not the obligation to buy a particular security from you. A Fund will write call options only if it already owns the security (if it is "covered").




                             Berger Funds o January 29, 2002 Combined Prospectus

30


HOW TO CONTACT US

--------------------------------------------------------------------------------


ONLINE

You can access bergerfunds.com to obtain information about Berger Funds and to perform maintenance and transactions on your account including:

o    Opening new accounts

o    Purchasing, exchanging and selling shares

o    Reviewing Fund information and performance

o    Changing your address

o    Viewing electronic financial reports, prospectuses and statements

o    Downloading applications and account servicing forms

QUICK ACCESS

You can obtain Fund prices and purchase, exchange, and sell shares using our automated phone system (voice activated or touch tone).

o 1-800-551-5849, Option 1.

BERGER INVESTOR SERVICE REPRESENTATIVES

Our Representatives can assist you with any questions and requests you have regarding your Berger Funds or CAT Portfolio accounts.

o 1-800-551-5849

BY MAIL

Send new account applications and written correspondence to:


Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958


Send overnight, certified or registered mail to:


Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO  64105


Send purchases for existing accounts to:

Berger Funds
P. O. Box 219529
Kansas City, MO  64121-9529

In Person

If you are in the Denver area, please visit our Investor Center.

Cherry Creek Shopping Center
3000 E. 1st Avenue, 1st Level
Denver, Colorado 80206




Berger Funds o January 29, 2002 Combined Prospectus

TO OPEN AN ACCOUNT
OR PURCHASE SHARES

-------------------------------------------------------------------------------

BERGER FUNDS
-------------------------------------------------------------------------------


MINIMUM INITIAL INVESTMENTS*
-------------------------------------------------------------------------------
Regular investment                                                       $2,500
Low Minimum Investment Plan                                              $   50
IRA                                                                      $  500
-------------------------------------------------------------------------------



MINIMUM SUBSEQUENT INVESTMENTS*
-------------------------------------------------------------------------------
Regular investment                                                       $   50
Regular systematic investment                                            $   50
Low Minimum Investment Plan                                              $   50
   (required monthly systematic investments)
-------------------------------------------------------------------------------



*These minimums must be met in each individual Fund account in which you invest.


BY ONLINE ACCESS


o    You may open most types of accounts online at bergerfunds.com.

o Investors who establish electronic transfer privileges may make subsequent investments online. Berger Funds will automatically debit your designated bank account for payment.


BY MAIL


o If you are opening a new account, complete and sign the appropriate application and make your check payable to Berger Funds for the amount you want to invest. Send the application and check in the envelope provided.

o To add to an existing account, use the Invest by Mail slip attached to your statement. If you do not have an Invest by Mail slip, note your fund and account number on your check and mail to the appropriate address.


BY TELEPHONE


o    Quick Access

     Investors who establish electronic transfer privileges may make additional purchases through our automated phone system.

o    Investor Service Representative


     To add to an existing account, you may place an order for additional shares by calling an Investor Service Representative.

     You may pay for your shares by overnight delivery of a check, by wire, or if you have electronic transfer privileges, through an automatic debit to your bank account.


     Payments must be received within three business days. Orders not paid for on time will be canceled, and shares may be redeemed from your account to compensate for any decline in the value of the shares canceled.


BY SYSTEMATIC INVESTMENT PLAN


o To automatically purchase more shares on a regular basis for a regular minimum or Low Minimum Investment Plan account, fill out the Systematic Investment Plan section of the application. Berger Funds will automatically debit your designated bank account for payment. If no date is specified on your application, investments will be made on the 20th of each month.

o The Low Minimum Investment Plan is designed for investors who would like to begin a regular investment program but prefer a dollar cost averaging approach rather than a higher lump sum initial investment. Systematic monthly investments must be made until the value of each Fund account opened under the Plan meets the required minimum (refer to the "Account Minimums" section of this Prospectus).

o You may also buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck invested directly into your account.

Important notes about purchasing shares:

o    The Funds are only available to U.S. citizens or residents.

o You should read and understand the Fund's current prospectus before investing.

o Your check must be made payable to Berger Funds, and must be made in U.S. dollars drawn on U.S. banks.

o Cash, credit cards, third party checks, credit card convenience checks, money orders, travelers checks or checks drawn on foreign banks will not be accepted.

o You may also pay for additional shares by wiring money from your bank account to your Fund account. For current wire instructions, visit bergerfunds.com, call Quick Access or call an Investor Service Representative.

o If your check or electronic funds transfer does not clear for any reason, your purchase will be canceled.

o If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

o We may make additional attempts to debit your bank account for any failed online, telephone or systematic purchases. You are liable for any potential costs associated with these additional attempts.




                             Berger Funds o January 29, 2002 Combined Prospectus

32


EXCHANGING
SHARES

--------------------------------------------------------------------------------


BY ONLINE ACCESS

o Investors are automatically eligible to exchange shares online at bergerfunds.com.

BY MAIL

o To exchange all or part of your shares, send a written request indicating the name of the Fund(s) you are selling from, the name of the Fund(s) you are purchasing into, your account number, the dollar amount or the number of shares you are selling and a daytime telephone number to the appropriate address.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

BY TELEPHONE

o To exchange all or a portion of your shares into any other available Berger Fund or Cash Account Trust Portfolio (CAT Portfolio), call Quick Access or an Investor Service Representative.

BY SYSTEMATIC EXCHANGE PLAN

o Shares may be exchanged automatically ($50 minimum) between funds monthly, quarterly, semi-annually or annually. You can select the frequency and day of the month for the exchanges to occur. If no date is specified on your request, exchanges will be made on the 20th of each month.

o If the balance in the Fund account you are exchanging from falls below the normal Systematic Exchange Plan amount, all remaining shares will be exchanged and the program will be discontinued.

Important notes about exchanging shares:


Shares of the funds described in this prospectus may be exchanged for shares of any other Berger Fund or for money market shares in the Cash Account Trust Portfolios (the CAT Portfolios). There are three CAT Portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger LLC. Berger LLC is compensated for administrative services it performs with respect to accounts in the CAT Portfolios.




When exchanging shares:


o Each account must be registered identically - have the same ownership and addresses.


o Each Berger Fund or CAT Portfolio must be legally eligible for sale in your state of residence.


o Generally, you may exchange out of each of the Berger Funds up to four times per calendar year (systematic exchanges excluded). At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

o You are responsible for obtaining and reading the current prospectus for the Fund or CAT Portfolio into which you are exchanging.


o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.


o Exchanges into any new Fund or CAT Portfolio must meet the Fund's or Portfolio's initial and subsequent investment minimums, or be equal to the total value of the account.

o The Berger Information Technology Fund will deduct a 1% exchange fee from your exchange proceeds if you exchange out shares of that Fund held less than 6 months. This fee is paid to the Fund and intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If you have purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not apply to reinvested dividends and capital gains, certain retirement plan accounts, or in the case of redemptions resulting from the death of the shareholder. The Fund may modify, terminate or waive this fee at any time.

o The Berger International Fund will deduct a 2% exchange fee from your exchange proceeds if you exchange out shares of that Fund held less than 15 days. This fee is paid to the Fund and intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If you have purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not apply to reinvested dividends and capital gains, or in the case of redemptions resulting from the death of the shareholder. The Fund may modify, terminate or waive this fee at any time.




Berger Funds o January 29, 2002 Combined Prospectus

SELLING (REDEEMING)
SHARES
--------------------------------------------------------------------------------

BERGER FUNDS
--------------------------------------------------------------------------------

BY ONLINE ACCESS


o Investors with non-retirement accounts are automatically eligible to sell shares at bergerfunds.com.


BY MAIL


o To sell all or part of your shares, send a written request indicating the name of the Fund(s), your account number, the dollar amount or the number of shares you are selling, and a daytime telephone number to the appropriate address.


o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

o Include any necessary Signature Guarantees. Refer to the "Signature Guarantees/Special Documentation" section of this Prospectus.

BY TELEPHONE


o Investors with non-retirement accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Quick Access or an Investor Service Representative.


BY SYSTEMATIC WITHDRAWAL PLAN

o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

o A systematic withdrawal plan may be established if you own shares in the Fund worth at least $5,000.

IMPORTANT NOTES ABOUT REDEEMING SHARES:


o Generally, payment for your redeemed shares will be sent to you within seven days after receipt of your redemption request in good order. Payment may be made by check, wire, or electronic funds transfer.


o You will be charged $10 if you request a wire transfer. There is no charge for an electronic funds transfer. Your bank may charge an additional fee to receive the wire transfer. A wire transfer will be sent the next bank business day after receipt of your order, and an electronic funds transfer will be sent the second bank business day after receipt of your order.


o Please see the Signature Guarantees/Special Documentation section for signature guarantee requirements.

o Proceeds from the redemption of shares purchased by check or electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

o The Berger Information Technology Fund will deduct a 1% redemption fee from your redemption proceeds if you redeem shares of that Fund held less than 6 months. This fee is paid to the Fund and intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If you have bought shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not apply to reinvested dividends and capital gains, certain retirement plan accounts, or in the case of redemptions resulting from the death of the shareholder. The Fund may modify, terminate or waive this fee at any time.

o The Berger International Fund will deduct a 2% redemption fee from your redemption proceeds if you redeem shares of that Fund held less than 15 days. This fee is paid to the Fund and intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If you have purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not apply to reinvested dividends and capital gains, or in the case of redemptions resulting from the death of the shareholder. The Fund may modify, terminate or waive this fee at any time.

o Interest will not be paid for amounts represented by uncashed distribution or redemption checks.


SIGNATURE GUARANTEES/SPECIAL DOCUMENTATION

The Funds use Signature Guarantees to protect you and the Funds from possible fraudulent requests for redeemed shares. Your request must be in writing and accompanied by a Signature Guarantee if:

o    Your redemption request exceeds $100,000.

o You request that your redemption be made payable to anyone other than the registered owner(s).


o You request that payment of your redemption be sent to a bank that is not already on file for redemption privileges.

o    You want to change the bank on file for redemption privileges.


o You request that payment of your redemption be mailed to an address that has been changed within 15 days of your redemption request or to an address other than the one of record.


o You declined telephone or online options on your new account application and wish to add them at a later time.

o    You wish to add or remove owners on your account.


Berger Funds reserves the right to require Signature Guarantees under certain other circumstances.



                             Berger Funds o January 29, 2002 Combined Prospectus

34

INFORMATION ABOUT
YOUR ACCOUNT
--------------------------------------------------------------------------------

You can obtain a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.

Make sure the Signature Guarantee appears together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians.


EXCESSIVE TRADING

The Fund does not permit excessive, short-term or other abusive trading practices due to the potential negative impact upon portfolio management strategies and overall fund performance. The Fund reserves the right to reject any purchase or exchange order and to revoke the exchange privilege from any investor that, in the Fund's opinion, engages in trading that may be disruptive to the Fund, or who has a history of excessive trading. Accounts under common ownership or control may be considered together when evaluating the trading history.

ONLINE AND TELEPHONE CONSIDERATIONS

All new accounts are automatically granted online and telephone transaction privileges unless explicitly declined in writing, either on the account application or by written notice. Bergerfunds.com and Quick Access may restrict account access and transaction capabilities for certain types of accounts. Please contact a representative for more information. You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. You should promptly review all confirmation statements for accuracy.


The Funds and their service providers are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.


In times of extreme economic conditions, market conditions, or other events, we may experience unusually high call volumes, making it difficult to reach a Berger Funds representative. Please consider using our transaction functionality on bergerfunds.com or Quick Access, or submit requests in writing.


YOUR SHARE PRICE

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of that Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of that Fund's shares outstanding. For Funds offering more than one class of shares, share price is calculated separately for each class.

Each Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share prices are not calculated on the days that the Exchange is closed.

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order and accepted by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the New York Stock Exchange on that day.


When the Funds calculate their share price, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees or directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.


A Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS


You will receive transaction confirmation statements reflecting the share price, dollar amount and number of shares associated with your transactions. Fractional shares will be calculated to three decimal places. Reinvestment of fund distributions, Systematic Investment Plan purchases and Systematic Withdrawal Plan redemptions are only confirmed on quarterly statements. You may sign up to receive your statements electronically at bergerfunds.com.




Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


SHAREHOLDER REPORTS

To reduce expenses, a Fund may mail only one copy of notices, financial reports, prospectuses and proxy statements to investors who share an address, even if the accounts are registered under different names. To automatically receive your own copy or, if at any time you want to request separate copies for individual account holders, you may do so by calling an Investor Service Representative. Your request to receive additional copies will take effect within 30 days. A fund will continue to send only one copy of these documents unless you withdraw your consent.


SHARE CERTIFICATES


To assist in minimizing administrative costs, share certificates are no longer issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form. If you are selling shares previously issued in certificate form, you need to include the unsigned certificate along with your redemption or exchange request, and send it to Berger Funds by registered mail. If you have lost your certificate, please call an Investor Service Representative.


PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for initial or subsequent investments that are not applicable if you buy shares directly from the Funds.

THIRD-PARTY ADMINISTRATORS


Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Funds through those companies. A Fund's adviser or a Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

PRIVACY NOTICE

To service your account, the Fund may collect personal information from you. Personal information includes information you provide when opening an account or when requesting investment literature, such as your name and address. Personal information also includes your account balance and transaction information.

The Fund does not share, distribute or sell this information to any outside company or individual. Your personal information is used only to service or maintain your account, including providing you with information on Berger Funds' products and services. We will not disclose your personal information to third parties, other than to service your account as permitted by law, nor sell your personal information to third parties. Nor do we provide your personal information to third parties for their marketing purposes. We may disclose information as required by the Securities and Exchange Commission and other federal and state regulatory agencies.

The Fund recognizes the importance of protecting your personal and financial information entrusted to us. Thus, we restrict access to your personal and financial data to those authorized to service your account. These personnel, like all personnel, are subject to a strict employment policy regarding confidentiality. To further ensure your privacy, our web site uses 128-bit internet security encryption protocol. As an added measure, we do not include personal or account information in nonsecure e-mails that we send you via the internet. Berger Funds privacy policy may be changed or modified at any time.

RIGHTS RESERVED BY THE FUNDS

Berger Funds and their agents reserve certain rights including the following:
(1) to waive or reduce investment minimums and fees; (2) to increase investment minimums following notice; (3) to refuse any purchase or exchange order; (4) to terminate or modify the exchange privilege at any time; (5) to not cancel a transaction once it has been submitted; (6) to discontinue offering shares of a Fund; (7) to close any account if it is believed the shareholder is engaging in activities which may be detrimental to the Funds; (8) to reject any trade not in good order; (9) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur, or if ordered to do so by a governmental agency; (10) to act on instructions believed to be genuine; and (11) to suspend temporarily shareholder services and telephone transactions, in case of an emergency.


REDEMPTIONS IN-KIND

Each Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.



                             Berger Funds o January 29, 2002 Combined Prospectus

36

INFORMATION ABOUT
YOUR ACCOUNT
(CONTINUED)
--------------------------------------------------------------------------------

ACCOUNT MINIMUMS


The Funds may charge a $10 annual fee to all accounts (except IRA and UGMA/UTMA accounts) with balances that are under the account minimums as follows:


o Regular investment accounts with a balance of less than $2,000 that are not making systematic monthly investments.

o Low Minimum Investment Plan accounts established before October 1, 2001 with a balance of less than $2,000 that are not making systematic monthly investments.


o Low Minimum Investment Plan accounts established on or after October 1, 2001 with a balance of less than $2,500 that are not making systematic monthly investments.

The annual fee is normally assessed in December and is designed to help offset the proportionately higher costs of maintaining accounts with lower balances. This fee will apply to accounts that have been over the stated minimum at some point in time only if the balance has dropped below this amount because shares were redeemed, not because the share value declined.


Shares in accounts that do not meet the minimum balance requirements applicable to them as described may also be subject to involuntary redemption by the Funds.

REDEMPTIONS BY THE FUNDS OF CERTAIN ACCOUNTS


To reduce their expenses, all Funds other than the Berger Growth Fund may involuntarily redeem the shares in your account if your balance drops below $2,000 - but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given at least 60 days' notice before a Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account to or above the minimum.


DISTRIBUTIONS AND TAXES

DISTRIBUTIONS OF INCOME AND GAINS

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Funds generally make two kinds of distributions:

o Capital gains from the sale of portfolio securities held by a fund. Each Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by a fund. The Funds will distribute their investment income as follows:

                                                      Distributions of
Fund                                                  net investment income
--------------------------------------------------------------------------------
Berger Balanced Fund                                  Quarterly
                                                      (normally in March, June,
                                                      September and December)
All other Berger Funds                                Annually
                                                      (normally in December)
--------------------------------------------------------------------------------

The Funds reserve the right to reinvest into your account undeliverable or uncashed distribution checks that remain outstanding for six months, or dividends or distributions of less than $10. The distribution amount will be reinvested in shares of the applicable Fund at the share price next computed after the check is canceled.


BUYING A DISTRIBUTION

Unless you have a tax-deferred account, purchasing shares in an account shortly before a distribution occurs is called "buying a dividend." Income taxes must be paid in taxable accounts on any distributions, regardless of whether the distribution was reinvested or received in cash. This tax liability is incurred whether the actual value of your account increased, decreased or remained the same after your share purchase.

Throughout the period covered by a distribution, funds may build up taxable gains on securities sold at a profit. Any shareholders of record on the "record" date receive the applicable distributions, even if they did not own the shares when the actual gains occurred.

In other words, "buying a dividend" results in you incurring the full tax liability for the entire distribution period, even though you may not have participated in the gains realized by the portfolio.


YOUR TAXES

You generally will owe tax on amounts distributed to you by the Funds in any non-retirement account whether you reinvest them in additional shares or receive them in cash.


Distributions of gains from the sale of assets held by a Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.


Distributions made by the Funds to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Berger Balanced Fund normally will also distribute net investment income, which is taxed as ordinary income. The other Berger Funds generally will not distribute net



Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------

investment income, although any net investment income that is generated as a by-product of managing their portfolios will be distributed to you.

If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.

ADDITIONAL TAX INFORMATION


You should consult your own tax adviser about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.


TAX-SHELTERED RETIREMENT PLANS


The Funds offer several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA, Coverdell Education Savings Account (formerly the Education IRA account) or other retirement plans, please call or write to Berger Funds. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Funds at (800) 259-2820.




                             Berger Funds o January 29, 2002 Combined Prospectus

38


ORGANIZATION OF THE
BERGER FUNDS FAMILY
--------------------------------------------------------------------------------


INVESTMENT MANAGERS

The following companies provide investment management and administrative services to the Funds. The advisory fees paid for the most recent fiscal year are shown in the following table as a percentage of each Fund's average daily net assets.


Berger LLC (210 University Blvd., Suite 900, Denver, CO 80206) serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business since 1974. When acting as investment adviser, Berger LLC is responsible for managing the investment operations of the Funds. Berger LLC also provides administrative services to the Funds.

Bank of Ireland Asset Management (U.S.) Limited (BIAM) (75 Holly Hill Lane, Greenwich, CT 06830 [representative office]; 26 Fitzwilliam Place, Dublin 2, Ireland [main office]) serves as investment adviser or sub-adviser to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As sub-adviser, BIAM provides day-to-day management of the investment operations of the Berger International Portfolio.

Perkins, Wolf, McDonnell & Company (PWM) (53 West Jackson Boulevard, Suite 722, Chicago, IL 60604) has been in the investment management business since 1984 and provides day-to-day management of the investment operations as sub-adviser of the Berger Mid Cap Value Fund.

Bay Isle Financial Corporation (Bay Isle) (160 Sansome Street, 17th Floor, San Francisco, CA 94104) has been in the investment advisory business since 1987. Bay Isle served as investment adviser to the Berger Information Technology Fund (then known as the InformationTech 100(R) Fund) from its inception in April 1997 until July 1999, when Bay Isle became sub-adviser to the Fund. As sub-adviser, Bay Isle provides day-to-day management of the Fund's investment operations.




Berger Funds o January 29, 2002 Combined Prospectus

BERGER FUNDS
--------------------------------------------------------------------------------


                              ADVISORY FEE
                              PAID BY THE FUND    THE FUND'S INVESTMENT MANAGER OR
FUND                          PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
BERGER GROWTH                 0.69% paid to       JAY W. TRACEY, CFA, Executive Vice President and Chief Investment Officer of
FUND                          Berger LLC          Berger LLC, assumed management of the Fund in August 2000. Mr. Tracey joined
                                                  Berger LLC in June 2000. From November 1995 to May 2000, he was Vice President and
                                                  Portfolio Manager of Oppenheimer Funds where he managed emerging growth funds. Mr. Tracey has more than 24 years experience in the investment management industry.

BERGER LARGE                  0.74% paid to       JAY W. TRACEY, CFA (see Berger Growth Fund) and STEVEN L. FOSSEL, CFA (see Berger
CAP GROWTH FUND               Berger LLC          Balanced Fund) were appointed team portfolio managers of the Berger Large Cap
                                                  Growth Fund in January 2001. Mr. Fossel managed the Fund on an interim basis from
                                                  August 2000 to January 2001.

BERGER MID CAP                0.75% paid to       MARK S. SUNDERHUSE, Executive Vice President of Berger LLC, assumed management of
GROWTH FUND                   Berger LLC          the Fund in January 2001. Mr. Sunderhuse, along with Jay W. Tracey (see Berger
                                                  Growth Fund) team managed the Fund on an interim basis from June 2000 to January
                                                  2001. Mr. Sunderhuse joined Berger LLC in 1998 and has been a Portfolio Manager with the Berger Funds since January 1999. From January 1998 to January 1999, he was Senior Vice President, Marketing, of Berger LLC. From January 1991 through
                                                  January 1998, he was Senior Vice President and Assistant Portfolio Manager with
                                                  Crestone Capital Management, Inc., where he managed or co-managed small cap growth funds. Mr. Sunderhuse has more than 12 years of experience in the investment management industry.

BERGER SMALL                  0.81% paid to       PAUL A. LAROCCO, CFA, Vice President of Berger LLC, assumed management of the Fund
COMPANY                       Berger LLC          in January 2001 when he joined Berger LLC. Prior to joining Berger, Mr. LaRocco
GROWTH FUND                                       co-managed small and mid-cap funds for Montgomery Asset Management from January
                                                  2000 to December 2000. From March 1998 to December 1999, he was a Senior
                                                  Portfolio Manager for small and mid cap growth funds at Founders Asset
                                                  Management and from 1993 to March 1998, he was a Portfolio Manager for small and mid-cap funds with Oppenheimer Funds. Mr. LaRocco has more than 10 years of experience in the investment management industry.

BERGER NEW                    0.83% paid to       MARK S. SUNDERHUSE, (see Berger Mid Cap Growth Fund) has been the investment
GENERATION FUND               Berger LLC          manager of the Berger New Generation Fund since January 1999.

BERGER SELECT                 0.75% paid to       JAY W. TRACEY, CFA (see Berger Growth Fund), MARK S. SUNDERHUSE (see Berger Mid
FUND                          Berger LLC          Cap Growth Fund), STEVEN L. FOSSEL (see Berger Balance Fund) and PAUL A. LAROCCO,
                                                  CFA (see Berger Small Company Growth Fund) are team managers of the Berger Select
                                                  Fund. Mr. Sunderhuse joined management of the Fund in May 1999, Mr. Tracey and
                                                  Mr. Fossel joined management of the Fund in June 2000 and Mr. LaRocco joined management of the Fund in January 2001.

BERGER                        0.85% paid to       WILLIAM F.K. SCHAFF, co-founder, co-owner and Chief Investment Officer of Bay
INFORMATION                   Berger LLC          Isle, has been the investment manager for the Berger Information Technology Fund
TECHNOLOGY FUND                                   since its inception in April 1997. Mr. Schaff has been managing accounts of Bay
                                                  Isle clients since 1987.

BERGER                        0.88% paid to       BIAM, using a team approach,has been the investment manager for the Portfolio, in
INTERNATIONAL                 Berger LLC(1)       which the Fund is invested, since its inception in 1996. BIAM is the sub-adviser
FUND                                              to the Portfolio and is part of Bank of Ireland's asset management group, established in 1966. Most of the team of investment professionals have been with the group for at least ten years.

BERGER MID CAP                0.75% paid to       THOMAS M. PERKINS has been the lead investment manager for the Berger Mid Cap
VALUE FUND                    Berger LLC          Value Fund since its inception in August 1998. Thomas Perkins has been an investment manager since 1974 and joined Perkins, Wolf, McDonnell & Company as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. As lead manager, Tom Perkins is responsible for the daily decisions of the Fund's security selection.  ROBERT H. PERKINS has served as investment manager of the
                                                  Berger Mid Cap Value Fund since its inception in August 1998, and as investment manager of the Berger Small Cap Value Fund since its inception in 1985. Robert
                                                  Perkins has been an  investment manager since 1970 and serves as President and a director of PWM.

BERGER                        0.70% paid to       STEVEN L. FOSSEL, CFA, Vice President of Berger LLC, is the investment manager of
BALANCED FUND                 Berger LLC          the Berger Balanced Fund. Mr. Fossel joined Berger LLC in March 1998 as a Senior
                                                  Equity Analyst and assumed management of the Berger Balanced Fund in June
                                                  2000. Previously, Mr. Fossel was Vice President (from January 1996 to February
                                                  1998) and an equity analyst (from August 1992 to January 1996) with Salomon
                                                  Brothers Asset Management and assistant portfolio manager of the Salomon Total
                                                  Return Fund from January 1997 to February 1998. Mr. Fossel has more than nine years of experience in the investment management industry.

BERGER LARGE                  0.75% paid to       WILLIAM F.K. SCHAFF, CFA, has been the investment manager for the Fund since
CAP VALUE FUND                Berger LLC          its inception. Mr. Schaff joined Berger LLC as Portfolio Manager in September
                                                  2001. Mr. Schaff co-founded and is the Chief Executive Officer and Chief
                                                  Investment Officer of Bay Isle Financial Corporation ("Bay Isle"). Mr. Schaff
                                                  has been managing large cap value accounts of Bay Isle clients since 1987. STEVE
                                                  BLOCK, CFA, has been investment manager for the Fund since its inception. Mr.
                                                  Block joined Berger LLC as Portfolio Manager in September 2001. Mr. Block has
                                                  served as the senior equity analyst for the large cap value products of Bay Isle since August 1996.
------------------------------------------------------------------------------------------------------------------------------------




(1) BBOI Worldwide LLC, a joint venture between Berger LLC and BIAM, was the adviser to the Berger International Fund until May 12, 2000, when Berger LLC became the Fund's adviser.




                             Berger Funds o January 29, 2002 Combined Prospectus

40


ORGANIZATION OF THE
BERGER FUNDS FAMILY
(CONTINUED)
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for a Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by a Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Funds and in higher net taxable gains for you as an investor. Each Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Berger Funds Family."

12b-1 ARRANGEMENTS

The Funds are "no-load" funds, meaning that you pay no sales charge or commissions when you buy or sell Fund shares. However, each Fund has adopted a 12b-1 plan permitting it to pay a fee in connection with distribution of its shares. Berger LLC is entitled to be paid a fee under each plan of 0.25% of each Fund's average daily net assets. Because this fee is paid on an ongoing basis, this may result in the cost of your investment increasing and over time may cost you more than other types of sales charges. The fee may be used for such things as marketing and promotion, compensation to dealers and others who provide distribution and administrative services, and shareholder support services (such as routine requests for information).

SPECIAL FUND STRUCTURES

MULTI-CLASS


The Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Information Technology Fund, and the Berger Large Cap Value Fund, each currently has two classes of shares. The Investor Shares are offered through this prospectus and are available to the general public. The other class of shares, Institutional Shares, are offered through a separate prospectus and are designed for investors who maintain a minimum account balance of $250,000. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plans adopted by these Funds apply only to the Investor Shares. For more information on Institutional Shares, please call (800) 259-2820.


MASTER/FEEDER

The Berger International Fund is organized as a "feeder" fund in a "master/feeder" structure. This means that the Fund's assets are all invested in a larger "master" portfolio of securities, the Berger International Portfolio, which has investment goals and policies identical to those of the Fund. The other feeders investing in the Portfolio are the International Equity Fund and the Berger International CORE Fund. The International Equity Fund has a minimum balance requirement of $1,000,000 and the Berger International CORE Fund has a minimum balance requirement of $250,000. Each Fund shares its own expenses so that share price, performance and distributions will differ among feeders. For more information on these feeders, please call (800) 259-2820.


The Fund may withdraw its investment in the Portfolio at any time, if the Trustees determine that it is in the best interests of the Fund to do so. In that event, the Fund might transfer to another master fund or hire its own investment adviser. A withdrawal could result in the Fund receiving an in-kind distribution of portfolio securities from the Portfolio. In that case, the Fund could incur brokerage, tax or other charges if it converted the securities to cash. In addition, an in-kind distribution could adversely affect the liquidity of the Fund.


For more information on multi-class and master/feeder fund structures, see the SAI.



Berger Funds o January 29, 2002 Combined Prospectus

FINANCIAL HIGHLIGHTS
FOR THE BERGER FUNDS
FAMILY
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights will help you understand each Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Except as otherwise noted, PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Funds' annual report, which is available without charge upon request.


Berger Growth Fund

For a Share Outstanding Throughout the Period



                                                                            Years Ended September 30,
---------------------------------------------------------------------------------------------------------------------------------
                                                     2001            2000             1999                1998             1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   20.87        $   15.56        $   11.99          $   21.51        $   19.64
---------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                             (0.00)(2)           --            (0.00)(2)             --            (0.09)
      Net realized and unrealized gains (losses)
         from investments and foreign currency
         transactions                                (11.22)            8.89             4.55              (2.57)            4.73
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (11.22)            8.89             4.55              (2.57)            4.64
---------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                 --            (3.58)           (0.98)             (6.95)           (2.77)
      Distributions (in excess of capital gains)      (2.70)              --               --                 --               --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                     (2.70)           (3.58)           (0.98)             (6.95)           (2.77)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    6.95        $   20.87        $   15.56          $   11.99        $   21.51
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                         (59.38)%          60.93%           38.96%            (16.08)%          26.50%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period (in thousands)    $ 722,977       $1,947,772       $1,333,794         $1,286,828       $1,889,048
      Expense ratio to average net assets              1.26%            1.13%            1.36%              1.38%            1.41%
      Ratio of net investment loss to average net
        assets                                        (0.77)%          (0.87)%          (0.38)%            (0.38)%          (0.40)%
      Portfolio turnover rate                           131%              70%             274%               280%             200%



(1) Per share calculations for the period were based on average shares outstanding.

(2)  Amount represents less than $0.01 per share.




                             Berger Funds o January 29, 2002 Combined Prospectus

42

FINANCIAL HIGHLIGHTS
FOR THE BERGER FUNDS

FAMILY (CONTINUED)

--------------------------------------------------------------------------------



Berger Large Cap Growth Fund

For a Share Outstanding Throughout the Period



                                                                Years Ended September 30,
----------------------------------------------------------------------------------------------------------------------------------
                                                        2001(3)            2000             1999              1998           1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   21.41          $   15.32       $   13.60         $   16.72      $   14.06
----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                       (0.00)(1)             --           (0.00)(3)          0.04           0.14
      Net realized and unrealized gains (losses)
         from investments and foreign currency
         transactions                                    (9.49)              8.27            4.53             (0.30)          4.28
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (9.49)              8.27            4.53             (0.26)          4.42
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                --                 --              --             (0.03)         (0.13)
      Dividends (in excess of net investment income)        --                 --           (0.01)            (0.01)            --
      Distributions (from capital gains)                 (0.56)             (2.18)          (2.80)            (2.82)         (1.63)
   Distributions (in excess of capital gains)            (1.63)                --              --                --             --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (2.19)             (2.18)          (2.81)            (2.86)         (1.76)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    9.73          $   21.41       $   15.32         $   13.60      $   16.72
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (47.79)%            56.09%          38.67%            (1.60)%        34.56%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period (in thousands)       $ 318,504          $ 725,272       $ 379,356         $ 301,330      $ 357,023
      Expense ratio to average net assets                 1.25%              1.18%           1.35%             1.44%          1.51%
      Ratio of net investment income (loss) to
         average net assets                              (0.00)%            (0.17)%         (0.22)%            0.25%          0.87%
      Portfolio turnover rate                               70%                74%            173%              417%(2)        173%



(1)  Amount represents less than $0.01 per share.

(2) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at the time.

(3) Effective January 29, 2001, the directors approved a change in the name and non-fundamental investment strategies of the Fund (see Note 1).



Berger Mid Cap Growth Fund

For a Share Outstanding Throughout the Period




                                                                           Years Ended September 30,               Period from
-----------------------------------------------------------------------------------------------------------    December 31, 1997(1)
                                                                  2001             2000             1999      to September 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   41.27          $   21.82        $   10.93        $   10.00
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                (0.00)(5)             --            (0.00)(5)           --
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions           (25.80)             20.75            11.10             0.93
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (25.80)             20.75            11.10             0.93
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                             --              (1.30)           (0.21)              --
      Distributions (in excess of capital gains)                  (4.71)                --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 (4.71)             (1.30)           (0.21)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   10.76          $   41.27        $   21.82        $   10.93
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                  (68.35)%            95.98%          102.76%            9.30%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                $  30,418          $ 122,564        $  25,550        $   4,283
      Net expense ratio to average net assets(3)                   1.50%              1.28%            1.78%            2.00%(4)
      Ratio of net investment loss to average net assets          (1.15)%            (0.84)%          (1.03)%          (0.82)%(4)
      Gross expense ratio to average net assets                    1.50%              1.28%            1.78%            2.46%(4)
      Portfolio turnover rate(2)                                    216%               150%             178%             262%



(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.




Berger Funds o January 29, 2002 Combined Prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Berger Small Company Growth Fund - Investor Shares

For a Share Outstanding Throughout the Period



                                                                                  Years Ended September 30,
-----------------------------------------------------------------------------------------------------------------------------------
                                                              2001           2000           1999            1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    7.43       $    4.86     $    3.61       $    5.33     $    4.74
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                             (0.00)(1)       (0.00)(1)     (0.00)(1)          --         (0.05)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions         (3.93)           3.85          1.95           (1.24)         0.84
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (3.93)           3.85          1.95           (1.24)         0.79
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                          --           (1.28)        (0.70)          (0.48)        (0.20)
      Distributions (in excess of capital gains)               (1.04)             --            --              --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (1.04)          (1.28)        (0.70)          (0.48)        (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    2.46       $    7.43     $    4.86       $    3.61     $    5.33
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (59.36)%         84.27%        62.78%         (24.70)%       17.68%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period (in thousands)             $ 586,070      $1,468,541     $ 675,637       $ 561,741     $ 902,685
      Net expense ratio to average net assets(2)                1.32%           1.27%         1.60%           1.48%         1.67%
      Ratio of net investment loss to average net assets       (0.88)%         (0.83)%       (1.21)%         (1.01)%       (1.09)%
      Gross expense ratio to average net assets                 1.32%           1.27%         1.60%           1.59%         1.67%
      Portfolio turnover rate                                    147%             92%          128%             97%          111%



(1)  Amount represents less than $0.01 per share

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.



Berger New Generation Fund - Investor Shares

For a Share Outstanding Throughout the Period



                                                                           Years Ended September 30,
---------------------------------------------------------------------------------------------------------------------------
                                                       2001           2000            1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   37.99       $   25.77       $   12.66       $   14.72     $   11.82
---------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                              (0.00)(1)       (0.00)(1)       (0.00)(1)          --         (0.13)
      Net realized and unrealized
         gains (losses) from investment
         and foreign currency transactions            (26.92)          16.77           13.61           (2.06)         3.64
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (26.92)          16.77           13.61           (2.06)         3.51
---------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)              --              --              --              --         (0.61)
      Distributions (from capital gains)                  --           (4.55)          (0.50)             --            --
      Distributions (in excess of capital gains)       (5.23)             --              --              --            --
---------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (5.23)          (4.55)          (0.50)             --         (0.61)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    5.84       $   37.99       $   25.77       $   12.66     $   14.72
---------------------------------------------------------------------------------------------------------------------------
Total Return                                          (79.44)%         67.16%         110.82%         (13.99)%       31.53%
---------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period (in thousands)     $ 136,373       $ 853,154       $ 330,938       $ 113,693     $ 190,164
      Expense ratio to average net assets               1.54%           1.30%           1.54%           1.72%         1.89%
      Ratio of net investment loss to average
        net assets                                     (1.24)%         (1.11)%         (1.29)%         (1.37)%       (1.51)%
      Portfolio turnover rate                            212%            149%            168%            243%          184%



(1)  Amount represents less than $0.01 per share




                             Berger Funds o January 29, 2002 Combined Prospectus

44

FINANCIAL HIGHLIGHTS
FOR THE BERGER FUNDS

FAMILY (CONTINUED)

--------------------------------------------------------------------------------


Berger Select Fund

For a Share Outstanding Throughout the Period




                                                               Years Ended September 30,                    Period from
--------------------------------------------------------------------------------------------------      December 31, 1997(1)
                                                       2001               2000              1999        to September 30, 1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   25.25         $   19.17         $   13.26           $   10.00
From investment operations
      Net investment income                              (0.00)(5)         (0.00)(5)          0.01                0.07
      Net realized and unrealized gains (losses)
         from investments and foreign currency
         transactions                                   (14.14)            10.55              6.80                3.19
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (14.14)            10.55              6.81                3.26
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                --             (0.02)            (0.05)                 --
      Dividends (in excess of net investment
        income)                                             --                --             (0.01)                 --
      Distributions (from capital gains)                    --             (4.45)            (0.84)                 --
      Distributions (in excess of capital gains)         (5.23)               --                --                  --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (5.23)            (4.47)            (0.90)                 --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    5.88         $   25.25         $   19.17           $   13.26
-------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                         (65.47)%           55.73%            53.06%              32.60%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period (in thousands)       $  25,344         $ 122,331         $ 101,352           $  41,571
      Expense ratio to average net assets                 1.44%             1.23%             1.29%               1.48%(4)
      Ratio of net investment income (loss) to
         average net assets                              (0.94)%           (0.81)%            0.27%               1.13%(4)
      Portfolio turnover rate(2)                           123%              123%              696%              1,486%(3)



(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.



Berger Information Technology Fund - Investor Shares

For a Share Outstanding Throughout the Period




                                                                       Years Ended September 30,              Period from
----------------------------------------------------------------------------------------------------        July 2, 1999(1)
                                                                       2001(2)           2000(2)       to September 30, 1999(2)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    17.59         $     8.21             $     7.64
-------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                      (0.13)(8)          (0.00)(5)              (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                 (12.47)(8)           9.43                   0.57
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       (12.60)              9.43                   0.57
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                                   --              (0.05)                    --
Total dividends and distributions                                          --              (0.05)                    --
Net asset value, end of period                                     $     4.99         $    17.59             $     8.21
-------------------------------------------------------------------------------------------------------------------------------
Total Return(6),(7)                                                    (71.64)%           114.97%                  7.46%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                     $   23,764         $   72,173             $    4,811
      Net expense ratio to average net assets(3)                         1.75%              1.63%                  1.83%(4)

      Ratio of net investment loss to average net assets                (1.32)%            (1.36)%                (1.58)%(4)
      Gross expense ratio to average net assets                          1.75%              1.63%                  2.16%(4)
      Portfolio turnover rate(6)                                           80%                38%                    31%



(1)  Commencement of investment operations for Investor Shares

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

(6)  Not annualized.

(7)  Applicable redemption fees are not included in Total Return calculation.

(8) Per share calculations for the period were based on average shares outstanding.




Berger Funds o January 29, 2002 Combined Prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Berger Information Technology Fund

Supplemental Financial Highlights

For a Share Outstanding Throughout the Period

The following financial highlights are for the Fund for periods ending February 28, 1998 and 1999, and for the period from March 1, 1999 to July 1, 1999, prior to the Fund's reorganization. Prior to the Fund's reorganization on July 2, 1999, the Fund was known as the InformationTech 100(R) Fund. At the time of the reorganization, the Fund adopted share classes and first began offering the Investor Shares. Therefore, the 0.25% 12b-1 fee paid by the Investor Shares is not reflected in the data on the table. Unless otherwise noted, this information was audited by the Fund's prior independent accountants. Their report appears in the 1999 Annual Report to Shareholders of the InformationTech 100(R) Fund and is available from the Fund without charge upon request. The information for the period March 1, 1999 to July 1, 1999 is unaudited.



                                                         Period from
                                                         March 1, 1999                                   Period from
                                                       to July 1, 1999(2)         Year Ended            April 8, 1997(1)
                                                          (Unaudited)       February 28, 1999(2)    to February 28, 1998(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     6.34          $     4.31                 $     2.86
---------------------------------------------------------------------------------------------------------------------------
From investment operations
     Net investment loss                                       (0.03)              (0.04)                     (0.01)
     Net realized and unrealized gains (losses) from
        investments and foreign currency transactions           1.43                2.07                       1.46
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                1.40                2.03                       1.45
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions
     Distributions (from capital gains)                        (0.10)                 --                         --
---------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                              (0.10)                 --                         --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     7.64          $     6.34                 $     4.31
---------------------------------------------------------------------------------------------------------------------------
Total Return(5)                                                20.54%              47.13%                     50.75%

Ratios/Supplemental Data:
     Net assets, end of period (in thousands)             $   18,101          $   12,446                 $    2,674
     Net expense ratio to average net assets(3)                 1.48%(4)            1.50%                      1.50%(4)
     Ratio of net income (loss) to average net assets          (1.22)%(4)          (1.19)%                    (1.01)%(4)
     Gross expense ratio to average net assets                  2.03%(4)            2.67%                     12.17%(4)
     Portfolio turnover rate(5)                                   11%                 35%                        33%



(1)  Commencement of investment operations for the Fund.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Not annualized.




                             Berger Funds o January 29, 2002 Combined Prospectus

46

FINANCIAL HIGHLIGHTS
FOR THE BERGER FUNDS

FAMILY (CONTINUED)

--------------------------------------------------------------------------------



Berger International Fund

For a Share Outstanding Throughout the Period




                                                                    Years Ended September 30,                       Period from
-----------------------------------------------------------------------------------------------------------     November 7, 1996(1)
                                                          2001         2000(7)         1999         1998       to September 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   13.69     $   12.51     $   10.06     $   11.46         $   10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                             0.38         (0.00)(8)     (0.07)         0.50              0.05
   Net realized and unrealized gains (losses)
         from investments  and foreign currency
         transactions allocated from Portfolio             (4.05)         1.18          3.01         (1.46)             1.41
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (3.67)         1.18          2.94         (0.96)             1.46
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                  --            --         (0.47)        (0.06)               --
      Distributions (from capital gains)                   (0.11)           --         (0.02)        (0.38)               --
      Distributions (in excess of capital gains)           (0.77)           --            --            --                --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                          (0.88)           --         (0.49)        (0.44)               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    9.14     $   13.69     $   12.51     $   10.06         $   11.46
------------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                           (28.43)%        9.43%        29.64%        (8.46)%           14.60%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period (in thousands)         $  26,773     $  38,425     $  23,014     $  16,515         $  18,673
      Net expense ratio to average net assets(4),(5)        1.45%         1.71%         1.76%         1.80%             1.90%(2)
      Ratio of net income (loss) to average net assets      1.67%        (0.00)%       (0.01)%        2.20%             0.61%(2)
      Gross expense ratio to average net assets(5)          1.45%         1.71%         1.77%         1.83%             1.99%(2)
      Portfolio turnover rate(3),(6)                          41%           31%           16%           17%               17%



(1)  Commencement of investment operations

(2)  Annualized.

(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(7) Per share calculations for the period were based on average shares outstanding.

(8)  Amount represents less than $0.01 per share.




Berger Funds o January 29, 2002 Combined Prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is based on the historical financial statements of the pool of assets that was, in a practical sense, the predecessor to the Portfolio in which the Berger International Fund is invested. The total return, expense ratios and per share data on the table have been adjusted to reflect the increase in Fund operating expenses that was expected to occur when the pool's assets were transferred to the Portfolio over the pool's actual operating expenses for each period shown. The table covers the period from the beginning of the pool through October 11, 1996, when the pool's assets were transferred to the Portfolio. The pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, the pool's financial results might have been adversely affected.



International Equity Pool

Adjusted Selected Data (Unaudited)
For a Share Outstanding Throughout the Period



                                                 Period From                                                           Period From
                                                   January 1,                                                            July 31,
                                                    1996 to                 Years Ended December 31,                    1989(1) to
                                                  October 11   ----------------------------------------------------    December 31,
                                                    1996(2)     1995     1994      1993   1992    1991      1990           1989
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data:(3)
Net asset value, beginning of period                 $ 8.94     $ 7.52  $ 8.16    $ 5.98  $ 5.43  $ 4.80    $ 5.00      $  4.11
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
     Net investment income                             0.11       0.12    0.06      0.10    0.08    0.08      0.06         0.02
Net realized and unrealized gain (loss)
     from investments                                  0.95       1.30   (0.70)     2.08    0.47    0.55     (0.26)        0.87
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       1.06       1.42   (0.64)     2.18    0.55    0.63     (0.20)        0.89
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $10.00     $ 8.94  $ 7.52    $ 8.16  $ 5.98  $ 5.43    $ 4.80      $  5.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                       11.91%     18.78%  (7.80)%   36.38%  10.21%  13.18%    (4.11)%      21.80%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
     Net assets, end of period (in thousands)         4,482     $5,662  $6,215    $5,495  $3,016  $2,364    $1,201      $   916
     Net expense ratio to average net assets(3),(4)   $1.78%(5)   1.78%   1.78%     1.78%   1.78%   1.78%     1.78%        1.78%(5)
     Ratio of net investment income (loss) to
       average net assets(3)                           1.11%(5)   1.03%   0.42%     0.92%   0.78%   1.26%     0.79%       (0.47)%(5)
     Gross expense ratio to average net assets(3)      1.83%(5)   1.83%   1.83%     1.83%   1.83%   1.83%     1.83%        1.83%(5)
     Portfolio turnover rate                             30%        34%     62%       41%     36%     27%       31%         413%



(1)  Commencement of operations of the pool.

(2)  Commencement of operations of the Portfolio in which the Fund is invested.

(3) Adjusted to reflect the increase in expenses expected in operating the Fund, including the Fund's pro rata share of the Portfolio's expenses, net of fee waivers. Additionally, total return is not annualized for periods of less than one full year.

(4) Net expenses represent gross expenses less fees that would have been waived by the Advisor of the Portfolio if the fee waiver in effect for the Portfolio had been in effect for the pool.

(5)  Annualized.




                             Berger Funds o January 29, 2002 Combined Prospectus

48

FINANCIAL HIGHLIGHTS
FOR THE BERGER FUNDS

FAMILY (CONTINUED)

--------------------------------------------------------------------------------



Berger Mid Cap Value Fund

For a Share Outstanding Throughout the Period




                                                        Years Ended September 30,             Period from
--------------------------------------------------------------------------------------     August 12, 1998(1)
                                                     2001         2000         1999       to September 30, 1998
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   14.43    $   12.17    $    9.33         $   10.00
---------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                            0.06         0.08         0.07              0.03
      Net realized and unrealized gains (losses)
         from investments and foreign currency
         transactions                                  1.27         3.46         2.83             (0.70)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                       1.33         3.54         2.90             (0.67)
---------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)          (0.10)       (0.04)       (0.06)               --
      Distributions (from capital gains)              (1.36)       (1.24)          --                --
---------------------------------------------------------------------------------------------------------------
Total dividends and distributions                     (1.46)       (1.28)       (0.06)               --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   14.30    $   14.43    $   12.17         $    9.33
---------------------------------------------------------------------------------------------------------------
Total Return(2)                                        9.70%       31.11%       31.12%            (6.70)%
---------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period (in thousands)    $ 148,505    $  33,013    $  22,918         $  19,710
      Expense ratio to average net assets              1.22%        1.59%        1.62%             1.68%(3)
      Ratio of net investment income to average
         net assets                                    0.78%        0.72%        0.54%             2.30%(3)
      Portfolio turnover rate(2)                        116%         129%         154%               25%



(1)  Commencement of investment operations.

(2)  Not annualized.

(3)  Annualized.




Berger Funds o January 29, 2002 Combined Prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




Berger Balanced Fund

For a Share Outstanding Throughout the Period



                                                                       Years Ended September 30,
-------------------------------------------------------------------------------------------------------------
                                                               2001        2000         1999         1998(1)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $   19.38    $   16.62    $   13.28    $   10.00
-------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                      0.27         0.28         0.23         0.22
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions          (4.89)        4.57         4.69         5.17
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                (4.62)        4.85         4.92         5.39
-------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                    (0.26)       (0.27)       (0.23)       (0.21)
      Distributions (from capital gains)                        (0.96)       (1.82)       (1.35)       (1.90)
      Distributions (in excess of capital gains)                (1.04)          --           --           --
-------------------------------------------------------------------------------------------------------------
Total dividends and distributions                               (2.26)       (2.09)       (1.58)       (2.11)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   12.50    $   19.38    $   16.62    $   13.28
-------------------------------------------------------------------------------------------------------------
Total Return                                                   (25.82)%      30.08%       39.41%       56.77%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period (in thousands)              $  90,013    $ 176,798    $ 122,766    $  30,721
      Net expense ratio to average net assets(2)                 1.19%        1.14%        1.23%        1.50%
      Ratio of net investment income to average net assets       1.66%        1.48%        1.63%        1.81%
      Gross expense ratio to average net assets                  1.19%        1.14%        1.23%        1.57%
      Portfolio turnover rate                                      65%          82%         227%         658%(3)



(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.




                             Berger Funds o January 29, 2002 Combined Prospectus

                       This page intentionally left blank.

FOR MORE INFORMATION:



Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance over the past year.


You may wish to read the Statement of Additional Information (SAI) for more information on the Funds and the securities they invest in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Funds by writing or calling the Funds at:

Berger Funds
P.O. Box 219958
Kansas City,MO 64121-9958
(800) 333-1001
bergerfunds.com

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Web site at sec.gov.


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.


INVESTMENT COMPANY ACT FILE NUMBERS:

Berger Investment Portfolio Trust  811-8046

o    Berger Information Technology Fund - Investor Shares

o    Berger New Generation Fund - Investor Shares

o    Berger Select Fund

o    Berger Small Company Growth Fund - Investor Shares

o    Berger Mid Cap Growth Fund

o    Berger Mid Cap Value Fund


o    Berger Balanced Fund

o    Berger Large Cap Value Fund


Berger Growth Fund, Inc. 811-1382

o    Berger Growth Fund

Berger Worldwide Funds Trust 811-07669

o    Berger International Fund

Berger Large Cap Growth Fund, Inc. 811-1383

o    Berger Large Cap Growth Fund


                                                                         COMPROS

                               BERGER GROWTH FUND

                          BERGER LARGE CAP GROWTH FUND

                           BERGER MID CAP GROWTH FUND

                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)


               BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES

                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)


                  BERGER NEW GENERATION FUND - INVESTOR SHARES

                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)


                               BERGER SELECT FUND

                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)


              BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES

                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)


                            BERGER INTERNATIONAL FUND

                   (A SERIES OF BERGER WORLDWIDE FUNDS TRUST)

                           BERGER LARGE CAP VALUE FUND
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)


                            BERGER MID CAP VALUE FUND

                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)


                              BERGER BALANCED FUND

                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)


                       STATEMENT OF ADDITIONAL INFORMATION

                        INVESTOR SERVICES: 1-800-551-5849

                  This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the Berger Funds listed above (the "Funds"), dated January 29, 2002, as it may be amended or supplemented from time to time, which may be obtained by writing the Funds at P.O. Box 5005, Denver, Colorado 80217-5005, or calling 1-800-333-1001.

                  The Funds are all "no-load" mutual funds, meaning that a buyer pays no commissions or sales loads when buying or redeeming shares of the Funds, although each Fund pays certain costs of distributing its shares. See "Section
5. Expenses of the Funds -- 12b-1 Plans." This SAI describes each of these Funds, which have many features in common, but may have different investment objectives and different investment emphases.

                  The financial statements of each of the Funds are incorporated into this SAI by reference:

                                 [TO BE UPDATED]


                  Copies of the Annual Report are available, without charge, upon request, by calling 1-800-333-1001.


                             DATED JANUARY 29, 2002

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS


                                                               CROSS-REFERENCES TO
                                                     PAGE      RELATED DISCLOSURES
SECTION                                              NO.       IN PROSPECTUS
-------                                              ----      -------------------
Introduction                                          1        Table of Contents

1.  Investment Strategies and Risks of the Funds.     1        Berger Funds; Investment Techniques,
                                                               Securities and the Associated Risks

2.  Investment Restrictions                           17       Berger Funds; Investment Techniques,
                                                               Securities and the Associated Risks

3.  Management of the Funds                           22       Organization of the Berger Funds Family

4.  Investment Advisers and Sub-Advisers              27       Organization of the Berger Funds Family

5.  Expenses of the Funds                             33       Berger Funds; Organization of the Berger
                                                               Funds Family; Financial Highlights for the
                                                               Berger Funds Family

6.  Brokerage Policy                                  40       Organization of the Berger Funds Family

7.  How to Purchase and Redeem Shares in the Funds    44       To Open an Account or Purchase Shares;
                                                               Selling (Redeeming) Shares

8.  How the Net Asset Value is Determined             45       Your Share Price

9.  Income Dividends, Capital Gains Distributions     46       Distributions and Taxes
    and Tax Treatment

10. Suspension of Redemption Rights                   48       Information About Your Account

11. Tax-Sheltered Retirement Plans                    48       Tax-Sheltered Retirement Plans

12. Exchange Privilege and Systematic Withdrawal      51       Exchanging Shares
    Plan

13. Performance Information                           52       Financial Highlights for the Berger Funds
                                                               Family

14. Additional Information                            54       Organization of the Berger Funds Family;
                                                               Special Fund Structures

Financial Information                                 60       Financial Highlights





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                                  INTRODUCTION


                  The Funds described in this SAI are all mutual funds, or open-end, management investment companies. All of the Funds are diversified funds, except the Berger Select Fund. See under "Non-Diversification" in Section 1 for further information concerning the Berger Select Fund. Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus or SAI concerning the other Funds.


1.                INVESTMENT STRATEGIES AND RISKS OF THE FUNDS

                  The Prospectus describes the investment objective of each of the Funds and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in each Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. For the Berger International Fund, the term "Fund" in this Section 1 should be read to mean the Berger International Portfolio (the "Portfolio"), in which all the investable assets of the Fund are invested.


                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, any of the Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities that bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. None of the Funds will purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Funds will consider the security as rated in the higher category. If nonconvertible securities purchased by a Fund are downgraded to below investment grade following purchase, the directors or trustees of the Fund, in consultation with the Fund's adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.


                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by a Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by a Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund

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could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.


                  CONVERTIBLE SECURITIES. Each Fund may also purchase debt or equity securities that are convertible into common stock when the Fund's adviser or sub-adviser believes they offer the potential for a higher total return than nonconvertible securities. Although fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities that the Funds may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's adviser or sub-adviser. Each Fund has no preestablished minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Funds will not invest in any security in default at the time of purchase, and each of the Funds will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by a Fund are downgraded following purchase, or if other circumstances cause 20% or more of a Fund's assets to be invested in convertible securities rated below investment grade, the directors or trustees of the Fund, in consultation with the Fund's adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI. Convertible securities will be included in the 25% of total assets the Berger Balanced Fund will keep in fixed-income senior securities. However, only that portion of their value attributable to their fixed-income characteristics will be used in calculating the 25%.


                  ZEROS/STRIPS. Each Fund, except the Berger New Generation Fund, the Berger Small Company Growth Fund and the Berger International Fund, may invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.


                  SECURITIES OF SMALLER COMPANIES. Each Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies because smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. Each Fund may invest in securities of companies with limited operating histories. Each Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.


                  INITIAL PUBLIC OFFERINGS. Each Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above.

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal investors. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's investors. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on a Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.


                  There can be no assurance that IPOs will continue to be available for any of the Funds to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.


                  The adviser's or sub-adviser's IPO trade allocation procedures govern which Funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4. Under the IPO allocation procedures of Berger LLC, a Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the Fund's net assets. As a result, any Fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

                  FOREIGN SECURITIES. Each Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Funds' investments may also include American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) that are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

                  Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Funds. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature and to political systems that can be expected to have less stability than developed countries.


                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing a Fund to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Funds may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of a Fund if the depository: (a) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (b) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (c) maintains records that identify the assets of participants and keeps its own assets separated from the assets of participants; (d) provides periodic reports to participants; and
(e) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Fund's primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis and notifies the Fund of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation; the quality of its services, its financial strength, and insurance or indemnification arrangements; the extent and quality of regulation and independent examination of the depository; its standing in published ratings; its internal controls and other procedures for safeguarding investments; and any related legal proceedings.


                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. A Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, a Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  For any Fund invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.


                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Funds may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), investors will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9.

                  ILLIQUID AND RESTRICTED SECURITIES. Each Fund is authorized to invest in securities that are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. None of the Funds will purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of a Fund's net assets to be invested in illiquid securities, the directors or trustees of that Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the directors or trustees, a Fund's adviser or sub-adviser will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC

Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The liquidity of a Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which a Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the directors or trustees will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund. None of the Funds will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Funds expect that these risks can be controlled through careful monitoring procedures.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, none of the Funds currently intends to purchase or sell securities on a when-issued or delayed delivery basis if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, obligations of issuers eligible for investment by a Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into but in no event later than 90 days. However, no payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction.

                  When a Fund purchases securities on a when-issued basis, it will maintain, in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

                  LENDING OF PORTFOLIO SECURITIES. Each Fund, except the Berger Growth Fund and the Berger Large Cap Growth Fund, may lend their securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. By lending its securities, a Fund will be attempting to generate income through the receipt of interest on the loan, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

                  Each Fund permitted to lend its portfolio securities may lend to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and
(d) the Fund receives reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receives all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.


                  A Fund lending securities bears risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. None of the Funds will lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets (including the value of the collateral received to secure the loan). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.


                  Although voting rights with respect to loaned securities pass to the borrower, lending Funds retain the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall loaned securities in time to exercise voting rights may be unsuccessful, especially for foreign securities or thinly traded securities. In addition, it is expected that loaned securities will be recalled for voting only when the items being voted on are, in the judgment of the lending Fund's adviser, either material to the economic value of the security or threaten to materially impact the issuing company's corporate governance policies or structure.

                  SHORT SALES. Each Fund, except the Berger International Fund, is permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). The Berger International Fund is not permitted to engage in short sales at all.


                  In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.


                  Under prior law, a Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price but also wished to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, federal tax legislation has since eliminated the ability to defer recognition of gain or loss in short sales against the box, and accordingly it is not anticipated that any of the Funds will be engaging in these transactions unless there are further legislative changes.

                  SPECIAL SITUATIONS. Each Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services that may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or that enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or that are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  HEDGING TRANSACTIONS. Each Fund is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk caused by market movements that may adversely affect the value of a Fund's securities or the price of securities that a Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures that may be established by the directors or trustees from time to time. In addition, none of the Funds is required to hedge. Decisions regarding hedging are subject to the adviser's or sub-adviser's judgment of the cost of the hedge, its potential effectiveness and other factors the adviser or sub-adviser considers pertinent.

                  A hedging transaction may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit a Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Use of these instruments by a Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation or, in the case of a call option written by the Fund, may exceed the premium received for the option. However, a Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by that Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of a Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions;
(c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  Following is additional information concerning the futures, forwards and options that each of the Funds, except the Berger International Fund, may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, those Funds may only write call options that are covered and only up to 25% of the Fund's total assets.

                  Currently, the Berger International Fund is authorized to utilize only forward contracts for hedging purposes and is not permitted to utilize futures or options. Consequently, the following additional information should be read as applicable to that Fund only to the extent it discusses forwards. If the trustees ever authorize that Fund to utilize futures or options, such investments would be permitted solely for hedging purposes, and the Fund would not be permitted to invest more than 5% of its net assets at the time of purchase in initial margins for financial futures transactions and premiums for options. In addition, the Fund's adviser or sub-adviser may be required to obtain bank regulatory approval before that Fund engages in futures and options transactions.


                  Futures Contracts. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.


                  Each Fund, except the Berger International Fund, may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

                  Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. A Fund will incur brokerage fees when it buys or sells futures contracts.


                  In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. A Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

                  Where applicable, each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

                  Although a Fund will hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position.


                  The acquisition or sale of a futures contract may occur, for example, when a Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows a Fund to maintain a defensive position without having to sell portfolio securities.

                  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated, and the Fund could buy equity securities on the cash market.

                  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Fund still may not result in a successful use of futures.

                  Futures contracts entail additional risks. Although a Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, each Fund utilizing futures contracts intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

                  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not exactly match the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

                  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.


                  Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions could also be impaired.

                  Options on Futures Contracts. Each Fund, except the Berger International Fund, may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

                  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, a Fund will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


                  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

                  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

                  Forward Foreign Currency Exchange Contracts. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Funds authorized to utilize forward contracts currently intend that they will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although a Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Funds' objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the relevant Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. A Fund may also enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another limits that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.


                  A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a Fund's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. A Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when a Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, each Fund utilizing forward contracts intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

                  Options on Securities and Securities Indices. Each Fund, except the Berger International Fund, may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by a Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when a Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

                  A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.


                  The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.


                  The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If a Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


                  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


                  An option position may be closed out only when a secondary market exists for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (a) there may be insufficient trading interest in certain options, (b) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (d) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (e) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (f) one or more

Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


                  In addition, when a Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.


                  An option on a securities index is similar to an option on a security except that rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.


                  A Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. A Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

                  An example of a hedging transaction using an index option would be if a Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Funds will generally invest may be imperfect, the Funds utilizing put options expect, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Berger Balanced Fund may invest in certain mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Asset-backed securities are similar, except that they are backed by assets other than mortgages, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards).

                  The primary risk of any mortgage-backed or asset-backed security is the uncertainty of the timing of cash flows from the assets underlying the securities. See the subheading "Special Risks of Mortgage-Backed Securities" below for more information about prepayment and extension risks. Also, see the subheading "Asset-Backed Securities" below for more information about asset-backed securities.


                  There are currently three basic types of mortgage-backed securities: (a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); (b) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

                  U.S. Government Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are backed by the "full faith and credit" of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of GNMA, FNMA and FHLMC guarantee timely distribution of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

                  Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The Berger Balanced Fund may also invest in collateralized mortgage obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is referred to in this section as Mortgage Assets). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U. S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Fund may invest in CMOs issued by private entities only if the CMOs are rated at least investment grade (at least BBB by S&P or Baa by Moody's) or, if unrated, are determined to be of comparable quality.

                  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

                  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches may be higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

                  The Fund also may invest in parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

                  The Fund may not invest in "stripped" mortgage-backed securities (interest-only securities (IOs) or principal-only securities (POs)) or in mortgage-backed securities known as "inverse floaters."

                  Adjustable Rate Mortgages. The Berger Balanced Fund may also invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

                  Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, these securities generally are structured with one or more types of credit enhancement to make them more secure, which may be through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of those approaches. The Fund may invest in private mortgage pass-through securities only if they are rated AA/Aa (S&P/Moody's) or above.

                  Special Risks of Mortgage-Backed Securities. Mortgage-backed securities have certain different characteristics than traditional debt securities. As a result of the risks associated with these securities, the Fund could realize a loss by investing in them, regardless of their rating or their credit enhancement features.


                  Among the major differences between mortgage-backed securities and traditional debt securities are that on mortgage-backed securities, interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time, usually without penalty. Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed securities originally held. To the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to investors, will be taxable as ordinary income.


                  Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

                  Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, during a period of declining rates, the Fund is likely to have greater amounts to reinvest as a result of prepayments and is likely to have to reinvest those amounts at lower interest rates than during a period of rising interest rates. Mortgage-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

                  The Fund may invest in mortgage derivative securities, such as CMOs, the average life of which is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.


                  The Fund's investments in mortgage derivative securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

                  In addition, CMOs and other mortgage-backed securities issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the pool of securities underlying a privately issued mortgage-backed security may be subject to a guarantee. Therefore, if the collateral securing a privately issued mortgage-backed security held by the Fund, in addition to any third party credit support or guarantees, is insufficient to make payment, the Fund could sustain a loss on its investment in that security. However, as stated above, the Fund will invest in CMOs and other mortgage-backed securities issued by private entities only if they are rated AA/Aa (S&P/Moody's) or above.

                  Asset-Backed Securities. The Berger Balanced Fund may also invest in asset-backed securities. Asset-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and are subject to many of the same risks. See the subheading "Special Risks of Mortgage-Backed Securities" above for a discussion of those risks. In addition, asset-backed securities involve certain risks that are not posed by mortgage-backed securities, since asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

                  New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable legal requirements.


                  TEMPORARY DEFENSIVE MEASURES. Although the Funds reserve the right to take temporary defensive measures, it is the intention of the Funds to remain fully invested at all times. Each Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or sub-adviser believes market, economic or political conditions warrant a temporary defensive position. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, a Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.


                  NON-DIVERSIFICATION. The Berger Select Fund is classified as a "non-diversified" Fund under the Investment Company Act of 1940, which means that the Fund is not limited by that Act in the proportion of its assets that it may invest in the securities of a single issuer. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund invests more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock will have a greater impact on the Fund's net asset value.


                  However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code, which will generally relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to investors. See Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment below. To qualify as a regulated investment company, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in securities of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. government securities.

                  PORTFOLIO TURNOVER. The portfolio turnover rates of each of the Funds are shown in the Financial Highlights tables included in the Prospectus. The annual portfolio turnover rates of some of the Funds at times have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Funds anticipate that their portfolio turnover rates in future years may exceed 100%, and investment changes will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover for all the Funds may increase as a result of large amounts of purchases and redemptions of shares of the Funds due to economic, market or other factors that are not within the control of management.


                  Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Funds. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of a Fund, although sales of certain stocks will lead to realization of gains and, possibly, increased taxable distributions to investors. The Funds' brokerage policy is discussed further under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.





2.                INVESTMENT RESTRICTIONS

                  As indicated in the Prospectus, the investment objective of each Fund is as follows:


         FUND                                   INVESTMENT OBJECTIVE
         ----                                   --------------------
         Berger Growth Fund                     Long-term capital appreciation

         Berger Large Cap Growth Fund           Capital appreciation

         Berger Mid Cap Growth Fund             Capital appreciation

         Berger Small Company Growth Fund       Capital appreciation

         Berger New Generation Fund             Capital appreciation

         Berger Select Fund                     Capital appreciation

         Berger Information Technology Fund     Capital appreciation

         Berger International Fund              Long-term capital appreciation

         Berger Large Cap Value Fund            Capital appreciation

         Berger Mid Cap Value Fund              Capital appreciation

         Berger Balanced Fund                   Capital appreciation and current income

                  The investment objectives of each of the Funds are considered fundamental, meaning that they cannot be changed without an investor vote. There can be no assurance that any of the Funds' investment objectives will be realized.


                  Effective January 2001, the Trustees of the Berger Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so eliminated the Fund's secondary investment objective.


                  Each Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without an investor vote. The principal policies and strategies used by the Funds are described in the Prospectus.

                  In addition, each Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (a) 67% or more of the voting securities of the Fund present at a meeting of investors thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the directors or trustees without investor vote.

BERGER MID CAP GROWTH FUND, BERGER SMALL COMPANY GROWTH FUND, BERGER NEW GENERATION FUND, BERGER SELECT FUND, BERGER INFORMATION TECHNOLOGY FUND, BERGER LARGE CAP VALUE FUND, BERGER MID CAP VALUE FUND AND BERGER BALANCED FUND


                  Except as noted, the following fundamental restrictions apply to each of the Berger Mid Cap Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Mid Cap Value Fund and the Berger Balanced Fund. The Fund may not:

                  1. (Does not apply to the Berger Select Fund) With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more (more than 25%, in the case of the Berger Small Company Growth Fund) of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), each Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, the Berger Small Company Growth Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.


                  The trustees have adopted additional non-fundamental investment restrictions for the Berger Mid Cap Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the BERGER LARGE CAP VALUE FUND, the Berger Mid Cap Value Fund and the Berger Balanced Fund. These limitations may be changed by the trustees without an investor vote. The non-fundamental investment restrictions include the following:


                  1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Fund may not invest in companies for the purposes of exercising control of management.

                  4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.


BERGER GROWTH FUND AND BERGER LARGE CAP GROWTH FUND


                  The following fundamental restrictions apply to each of the Berger Growth Fund and the Berger Large Cap Growth Fund. The Fund may not:

                  1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

                  2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the value of the Fund's total assets.

                  3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

                  4. Make loans, except that the Fund may enter into repurchase agreements in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  5. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Fund's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes). This limitation shall not prohibit or restrict short sales or deposits of assets to margin or guarantee positions in futures, options or forward contracts, or the segregation of assets in connection with any of such transactions.


                  6. Purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.


                  7. Purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).


                  8. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security) or invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except, only for the purpose of hedging, (a) financial futures transactions, including futures contracts on securities, securities indices and foreign currencies, and options on any such futures, (b) forward foreign currency exchange contracts and other forward commitments and (c) securities index put or call options.


                  9. Participate on a joint or joint and several basis in any securities trading account.

                  10. Invest in companies for the purposes of exercising control of management.

                  In applying the industry concentration investment restriction (no. 3 above), the Funds use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, each Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.


                  The directors have adopted additional non-fundamental investment restrictions for the Berger Growth Fund and the Berger Large Cap Growth Fund. The directors without an investor vote may change these limitations. The non-fundamental investment restrictions include the following:


                  1. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  2. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

                  3. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  4. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

BERGER INTERNATIONAL FUND

                  The Fund has adopted the investment policy that it may, notwithstanding any other fundamental or non-fundamental investment policy or restriction, invest all of its investable assets in the securities of another open-end investment company or series thereof with substantially the same investment objective, policies and limitations as the Fund. This arrangement is commonly referred to as a master/feeder.

                  All other fundamental and non-fundamental investment policies and restrictions of the Berger International Fund and the Berger International Portfolio (the "Portfolio") are identical. Therefore, although the following investment restrictions refer to the Portfolio, they apply equally to the Fund.


                  The Portfolio has adopted certain fundamental restrictions on its investments and other activities, and none of these restrictions may be changed without the approval of (a) 67% or more of the voting securities of the Portfolio present at a meeting of investors thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(b) more than 50% of the outstanding voting securities of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its investors and will cast its votes as instructed by the investors.


                  The following fundamental restrictions apply to the Portfolio. The Portfolio may not:

                  1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Portfolio's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Portfolio's total assets taken at market value. When borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Portfolio may enter into repurchase agreements and may lend portfolio securities in accordance with the Portfolio's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Portfolio uses the industry groups designated by the Financial Times World Index Service.

                  The trustees have adopted additional non-fundamental investment restrictions for the Portfolio. These limitations may be changed by the trustees without an investor vote. The non-fundamental investment restrictions include the following:


                  1. The Portfolio may not purchase securities on margin from a broker or dealer, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Portfolio from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Portfolio may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Portfolio may not invest in companies for the purposes of exercising control of management.

                  4. The Portfolio may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio, taken at market value at the time of purchase would be invested in such securities.

                  5. The Portfolio may not enter into any futures, forwards or options, except that only for the purpose of hedging, the Portfolio may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Portfolio's assets.

                  6. The Portfolio may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

3.                MANAGEMENT OF THE FUNDS


                  Each Fund is supervised by a board of directors or trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian.

                  The directors or trustees and executive officers of each of the Funds are listed below, together with information that includes their principal occupations during the past five years and other principal business affiliations.

           MICHAEL OWEN, 210 University Boulevard, Suite 900, Denver, CO 80206,
                  DOB: 1937. Dean of Zayed University (since September 2000). Formerly self-employed as a financial and management consultant, and in real estate development (from June 1999 to September 2000). Dean (from 1993 to June 1999), and a member of the Finance faculty (from 1989 to 1993), of the College of Business, Montana State University. Formerly, Chairman and Chief Executive Officer of Royal Gold, Inc. (mining) (1976-1989). Chairman of the Board of Berger Growth Fund and Berger Large Cap Growth Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

*          JACK R. THOMPSON, 210 University Boulevard, Suite 900, Denver,
                  CO 80206, DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Large Cap Growth Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June 1999 (Executive Vice President from February 1999 to

                  June 1999) of Berger LLC. Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment adviser) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the Janus Aspen Funds from May 1993 through June 1995.

           DENNIS E. BALDWIN, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1928. President, Baldwin Financial Counseling. Formerly, Vice President and Denver Office Manager of Merrill Lynch Capital Markets (1978-1990). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           KATHERINE A. CATTANACH, 210 University Boulevard, Suite 900, Denver,
                  CO 80206, DOB: 1945. Managing Principal, Sovereign Financial Services, Inc. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           PAUL R. KNAPP, 210 University Boulevard, Suite 900, Denver, CO 80206,
                  DOB: 1945. Since October 2000, Executive Officer of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Funds', transfer agent. Director (since February 1998) and a Vice President (February 1998 - November 1998) of West Side Investments, Inc. (investments), a wholly owned subsidiary of DST Systems, Inc. Formerly, President, Chief Executive Officer and a director (September 1997 - October 2000) of DST Catalyst, Inc., an international financial markets consulting, software and computer services company, (now DST International, a subsidiary of DST). Previously (1991 - October 2000), Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions); also (1991 - September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           HARRY T. LEWIS, JR., 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1933. Self-employed as a private investor. Formerly, Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee (1981-1988). Director of J.D. Edwards & Co. (computer software company) (since 1995). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio

                  Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


           WILLIAM SINCLAIRE, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1928. President, Santa Clara LLC (privately owned agriculture company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           ALBERT C. YATES, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1941. President, Chancellor and Professor of Chemistry - Department of Chemistry, since 1990, of Colorado State University. Formerly Executive Vice President and Provost (1983-1990) Academic Vice President and Provost (1981-1983) and Professor of Chemistry (1981-1990) of Washington State University. Vice President and University Dean for Graduate Studies and Research and Professor of Chemistry of the University of Cincinnati (1977-1981). Director of the Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

*          JAY W. TRACEY, CFA, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1954. Executive Vice President of the Berger Funds (since August 2000). Executive Vice President and Chief Investment Officer of Berger LLC (since June 2000). Portfolio manager of the Berger Growth Fund (since August 2000); team portfolio manager of the Berger Select Fund (since June 2000) and the Berger Large Cap Growth Fund (since January 2001). Formerly, Vice President and Portfolio Manager at OppenheimerFunds, Inc. (September 1994 to May 2000) and Managing Director of Buckingham Capital Management (February 1994 to September 1994).

*          MARK S. SUNDERHUSE, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1961. Vice President (since February 1999) and portfolio manager (since January 1999) of the Berger New Generation Fund. Vice President and team portfolio manager since May 1999 of the Berger Select Fund. Vice President (since February 2001) and portfolio manager (since January
                  2001) of the Berger Mid Cap Growth Fund. Interim co-portfolio manager (June 2000 to January 2001) of the Berger Mid Cap Growth Fund. Executive Vice President (since June 2000), portfolio manager (since January 1999) and Senior Vice President (from January 1998 to June 2000) with Berger LLC. Formerly, Senior Vice President and assistant portfolio manager with Crestone Capital Management, Inc. (from January 1991 through January 1998); Investment Officer with United Bank of Denver (from April 1989 through January 1991); and officer and registered representative with Boettcher & Company, Inc. (investment banking) (from May 1985 through April 1989).

*          PAUL A. LAROCCO, CFA, 210 University Boulevard, Suite 900, Denver,
                  CO 80206, DOB: 1958. Vice President (since February 2001) and portfolio manager (since January 2001) of the Berger Small Company Growth Fund. Vice President (since February 2001) and team portfolio manager (since January 2001) of the Berger Select Fund. Vice President of Berger LLC (since December
                  2000). Formerly, portfolio manager with Montgomery Asset Management (from January 2000 through December 2000); senior portfolio manager with Founders Asset Management (from March 1998 through December 1999); and portfolio manager with OppenheimerFunds (from January 1993 through March 1998).

*          STEVEN L. FOSSEL, CFA, 210 University Boulevard, Suite 900, Denver,
                  CO 80206, DOB: 1968. Vice President (since August 2000) and portfolio manager (since June 2000) of the Berger Balanced Fund. Vice President (since August 2000) and team portfolio manager (since June 2000) of the Berger Select Fund. Vice President (since February 2001) and team portfolio manager (since January 2001) of the Berger Large Cap Growth Fund. Interim portfolio manager (from June 2000 to January 2001) of the Berger Large Cap Growth Fund. Vice

                  President and portfolio manager of Berger LLC (since June
                  2000); senior equity analyst with Berger LLC (from March 1998 to June 2000). Formerly, Analyst and Assistant portfolio manager with Salomon Brothers Asset Management (from August 1992 to February 1998).


*          JANICE M. TEAGUE, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1954. Vice President (since November 1998) and Assistant Secretary (since February 2000 and previously from September 1996 to November 1998) and Secretary (November 1998 to February 2000) of the Berger Funds. Vice President (since October 1997), Secretary (since November 1998) and Assistant Secretary (October 1996 through November 1998) with Berger LLC. Vice President and Secretary with Berger Distributors LLC (since August 1998). Formerly, self-employed as a business consultant (from June 1995 through September 1996), Secretary of the Janus Funds (from January 1990 to May 1995) and Assistant Secretary of Janus Capital Corporation from (October 1989 to May 1995).







*          ANTHONY R. BOSCH, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1965. Vice President of the Berger Funds (since February 2000). Vice President (since June 1999) and Chief Legal Officer (since August 2000) with Berger LLC. Chief Compliance Officer with Berger Distributors LLC (since September 2001). Formerly, Assistant Vice President of Federated Investors, Inc. from December 1996 through May 1999, and Attorney with the U.S. Securities and Exchange Commission from June 1990 through December 1996.

*          BRIAN S. FERRIE, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1958. Vice President of the Berger Funds (since November 1998). Vice President (since February 1997) and Chief Financial Officer (since March 2001) and Chief Compliance Officer (from August 1994 to March 2001) with Berger LLC. Chief Compliance Officer with Berger Distributors LLC (from May 1996 to September 2001). Formerly, Compliance Officer with United Services Advisor, Inc. (from January 1988 to July 1994) and Director of Internal Audit of United Services Funds (from January 1987 to July 1994).

*          JOHN PAGANELLI, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1967. Vice President (since November 1998) and Treasurer (since March 2001), Assistant Treasurer (November 1998 to March 2001) and Manager of Accounting (January 1997 through November 1998) with Berger LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.

*          SUE VREELAND, 210 University Boulevard, Suite 900, Denver, CO 80206,
                  DOB: 1948. Secretary of the Berger Funds (since February
                  2000). Assistant Secretary of Berger LLC and Berger Distributors LLC (since June 1999). Formerly, Assistant Secretary of the Janus Funds (from March 1994 to May 1999), Assistant Secretary of Janus Distributors, Inc. (from June 1995 to May 1997) and Manager of Fund Administration for Janus Capital Corporation (from February 1992 to May 1999).


----------


* Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds' advisers or sub-advisers.


                  The directors or trustees of the Funds have adopted a director/trustee retirement age of 75 years.

DIRECTOR/TRUSTEE COMPENSATION


                   The officers of the Funds received no compensation from the Funds during the fiscal year ended September 30, 2001. However, directors and trustees of the Funds who are not "interested persons" of the Funds or their advisers or sub-advisers are compensated for their services according to a fee schedule, allocated among the Funds. Neither the officers of the Funds nor the directors or trustees receive any form of pension or retirement benefit compensation from the Funds.

                   The following table sets forth information regarding compensation paid or accrued during the fiscal year ended September 30, 2001, for each director or trustee of the Funds:




NAME AND POSITION WITH
BERGER FUNDS                                   AGGREGATE COMPENSATION FROM
----------------------                         ---------------------------
                                    BERGER
                                    LARGE   BERGER   BERGER
                            BERGER  CAP     MID CAP  SMALL        BERGER NEW  BERGER
                            GROWTH  GROWTH  GROWTH   COMPANY      GENERATION  SELECT
                            FUND    FUND    FUND     GROWTH FUND  FUND        FUND
                            ------  ------  -------  -----------  ----------  ------
Dennis E. Baldwin(4)
Louis Bindner(7)
Katherine A. Cattanach(4)
Paul R. Knapp(4)
Harry T. Lewis(4)
Michael Owen(4)
William Sinclaire(4)
Albert C. Yates(4),(8)
Jack R. Thompson
(4),(5),(6)

NAME AND POSITION WITH
BERGER FUNDS                                   AGGREGATE COMPENSATION FROM
----------------------                         ---------------------------
                                                        BERGER
                            BERGER                      LARGE    BERGER
                            INFORMATION  BERGER         CAP      MID CAP  BERGER    ALL
                            TECHNOLOGY   INTERNATIONAL  VALUE    VALUE    BALANCED  BERGER
                            FUND         FUND(1)        FUND(2)  FUND     FUND      FUNDS(3)
                            -----------  -------------  -------  -------  --------  --------
Dennis E. Baldwin(4)
Louis Bindner(7)
Katherine A. Cattanach(4)
Paul R. Knapp(4)
Harry T. Lewis(4)
Michael Owen(4)
William Sinclaire(4)
Albert C. Yates(4),(8)
Jack R. Thompson
(4),(5),(6)



NOTES TO TABLE

(1) Comprised of the portion of the trustee compensation paid by Berger Worldwide Portfolios to its trustees and allocated to the Fund.

(2) The Fund was not added as a series of the Trust until September 28, 2001. Figures are estimates for the first year of operations of the Fund as a series of the Trust.

(3) Includes the Berger Growth Fund, the Berger Large Cap Growth Fund, the Berger Investment Portfolio Trust (including the Berger Mid Cap Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Large Cap Value Fund, the Berger Mid Cap Value Fund, and the Berger Balanced Fund), the Berger Institutional Products Trust (five series), the Berger Worldwide Funds Trust (three series, including the Berger International Fund), the Berger Worldwide Portfolios Trust (one series) and the Berger Omni Investment Trust (one series). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $; Lou Bindner $; Katherine A. Cattanach $; Michael Owen $; William Sinclaire $.

(4) Director of Berger Growth Fund and Berger Large Cap Growth Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(5)  Interested person of Berger LLC.

(6) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(7)  Resigned effective March 1, 2001.

(8)  Appointed Trustee effective March 1, 2001.

                  Directors or trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by each of the Funds. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the director or trustee for this purpose. Pursuant to an SEC exemptive order, the Funds are permitted to purchase shares of the designated funds in order to offset their obligation to the directors/trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. A Fund's obligation to make payments of deferred fees under the plan is a general obligation of the Fund.


                  As of December 31, 2001, the officers and directors/trustees of the Funds as a group owned of record or beneficially an aggregate of less than 1% of the outstanding shares of each class of each of the Funds except the Berger New Generation Fund Institutional Shares, of which the officers and directors/trustees of the Fund as a group owned of record ____% of the institutional shares class. When combined with the Investor shares class of the New Generation Fund, officers and directors/trustees of the Fund as a group own of record less than 1% of the outstanding shares of the total outstanding shares of the Fund.

4.                INVESTMENT ADVISERS AND SUB-ADVISERS

BERGER LLC - INVESTMENT ADVISER

                  Berger LLC ("Berger LLC"), 210 University Boulevard, Suite 900, Denver, CO 80206, is the investment adviser to all the Berger Funds. Berger LLC is responsible for managing the investment operations of these Funds and the composition of their investment portfolios. Berger LLC also acts as each Funds' administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.

                  Berger LLC is a Nevada Limited Liability Company, and has been in the investment advisory business since 1974. It serves as investment adviser or sub-adviser to mutual funds and institutional investors and had assets under management of approximately $___ billion as of December 31, 2001. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 86% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial"). Stilwell also owns approximately 32% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Funds' transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which executes portfolio trades for the Funds.

                  Stilwell Financial was previously a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). On July 12, 2000, KCSI completed a separation of its transportation and financial services segments through a dividend of stock of Stilwell Financial. On that date, KCSI shareholders received two shares of Stilwell Financial for every KCSI share held as of June 28, 2000. The separation resulted in no change in the management or control of the Funds or the Adviser to the Funds.

BBOI WORLDWIDE LLC - INVESTMENT ADVISER

                  Prior to May 12, 2000, BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Blvd., Suite 700, Denver, CO 80206, a joint venture between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited (BIAM), served as adviser and administrator to the Portfolio. Effective May 12, 2000, the Berger International Portfolio entered into a new advisory agreement with Berger LLC replacing BBOI Worldwide LLC as the Fund's investment adviser and administrator, and BBOI was subsequently dissolved. Berger LLC is responsible for overseeing, evaluating and monitoring the investment advisory services provided by BIAM as sub-adviser.

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED - SUB-ADVISER

                  As permitted in its Investment Advisory Agreement with the Berger International Portfolio, Berger LLC has delegated day-to-day investment management responsibility for the Portfolio to BIAM. As sub-adviser, BIAM manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 75 Holly Hill Lane, Greenwich, CT 06830. BIAM is an indirect wholly owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM, which serves primarily institutional clients in the United States and Canada. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $46 billion as of September 30, 2001.


                  Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Portfolio. Federal law prohibits BIAM, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Portfolio, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bank of Ireland or its affiliates.


PERKINS, WOLF, MCDONNELL & COMPANY - SUB-ADVISER

                  Perkins, Wolf, McDonnell & Company ("PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, has been engaged as the investment sub-adviser for the Berger Mid Cap Value Fund. PWM was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. PWM is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment adviser with the SEC.


                  PWM has been the investment sub-adviser to the Berger Mid Cap Value Fund since it commenced operations in August 1998.

                  Thomas M. Perkins has been the lead investment manager for the Berger Mid Cap Value Fund since its inception in August 1998. As lead manager, Tom Perkins is responsible for the daily decisions on security selection for the Fund's portfolio. Robert H. Perkins, brother of Thomas Perkins, has also served as investment manager of the Berger Mid Cap Value Fund since its inception. Robert Perkins has been an investment manager since 1970 and serves as President and a director of PWM. Thomas Perkins has been an investment manager since 1974 and joined PWM as a portfolio manager in 1998. Robert Perkins owns 46% of PWM. Gregory E. Wolf owns 21% of PWM and serves as its Treasurer and a director. Tom Perkins owns 15% of PWM.


BAY ISLE FINANCIAL CORPORATION - SUB-ADVISER

                  Bay Isle Financial Corporation ("Bay Isle"), 160 Sansome Street, 17th Floor, San Francisco, CA 94104, is the investment sub-adviser for the Berger Information Technology Fund. Bay Isle has been in the investment advisory business since 1986. Bay Isle serves as investment adviser or sub-adviser to mutual funds, institutional investors and individual separate accounts. Bay Isle served as investment adviser to the Berger Information Technology Fund (originally known as the InformationTech 100(R) Fund) from its inception in April 1997 until July 1999, when the InformationTech(R) 100 Fund was reorganized into the Berger Information Technology Fund with investor approval. At that time, Bay Isle became the investment sub-adviser to the Fund under a Sub-Advisory Agreement between Berger LLC as adviser and Bay Isle as sub-adviser. As sub-adviser, Bay Isle provides day-to-day management of the Fund's investment operations.


                  William F. K. Schaff is primarily responsible for the day-to-day investment decisions for the Berger Information Technology Fund. Mr. Schaff is a co-founder and controlling person of Bay Isle and serves as its Chief Investment Officer and a director. Mr. Schaff has been managing accounts of Bay Isle clients since 1987. Gary G. Pollock is also a co-founder and controlling person of Bay Isle and serves as its President and a director.

                  In addition to its other activities, Bay Isle maintains the InformationWeek(R) 100 Index, an unmanaged index of the stocks of 100 companies in the information technology industries. InformationWeek(R) is a registered trademark of CMP Media, which is not affiliated with Bay Isle or the Fund. Mr. Schaff also writes articles on investments for InformationWeek magazine, a publication of CMP Media covering information technology-related topics. CMP Media compensates Bay Isle for managing the Index and for Mr. Schaff's articles.

INVESTMENT ADVISORY AGREEMENTS


                  Under the Investment Advisory Agreements between each Fund and its adviser, the adviser is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets that each Fund may own or contemplate acquiring from time to time. Each Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                  Under each Investment Advisory Agreement in effect, the adviser is compensated for its services by the payment of a fee at an annual rate, calculated as a percentage of the average daily net assets of the Fund.

                  The following schedule reflects the advisory fees charged to the Funds for the fiscal year ended September 30, 2001:



                 FUND                               ADVISER                                     INVESTMENT ADVISORY FEE
                 ----                              ----------                                   -----------------------
Berger Growth Fund                                 Berger LLC                                         0.69% (1)

Berger Large Cap Growth Fund                       Berger LLC                                         0.74% (1)

Berger Mid Cap Growth Fund                         Berger LLC                                         0.75% (2)

Berger Small Company Growth Fund                   Berger LLC                                         0.81% (1)

Berger New Generation Fund                         Berger LLC                                         0.83% (2)

Berger Select Fund                                 Berger LLC                                         0.75%

Berger Information Technology Fund                 Berger LLC(4)                                      0.85% (4)

Berger International Fund (6)                      Berger LLC (5)                                     0.88% (5)

Berger Large Cap Value Fund                        Berger LLC (  )                                    0.  % (  )

Berger Mid Cap Value Fund                          Berger LLC (3)                                     0.75% (3)

Berger Balanced Fund                               Berger LLC                                         0.70% (2)




(1) Under a written agreement, the Fund's investment adviser waives its fee to the extent that the annual operating expenses for the Investor Shares class of the Fund in any fiscal year, including the investment advisory fee, but excluding the 12b-1 fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed 2-1/2% of the first $30,000,000 of average daily net assets, plus 2% of the next $70,000,000, plus 1-1/2% of the balance of the average daily net assets of the Fund attributable to the Investor Shares for that fiscal year. The agreement may be terminated by the adviser upon 90 days' prior written notice to the Fund. The investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.

(2) Under a written contract, the Fund's investment adviser waives its fee to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses (or, if applicable, for the Investor Shares class of the Fund) in any fiscal year, including the investment advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.90% in the case of the Investor Shares class of the Berger New Generation Fund, 2.00% in the case of the Berger Mid Cap Growth Fund, and 1.50% in the case of the Berger Balanced Fund, of the average daily net assets of the Fund (or applicable class) for that fiscal year. The adviser's contract with the Berger Mid Cap Growth Fund and the Berger Balanced Fund may not be terminated or amended except by a vote of the Fund's Board of Trustees. The agreement with the Berger New Generation Fund may be terminated by the adviser upon 90 days' prior written notice to the Fund. For the Berger New Generation Fund, the investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.

(3)  Fund is sub-advised by PWM. See text preceding and following table.


(4) Fund is sub-advised by Bay Isle. See text preceding and following table. Under a written contract, the Fund's investment adviser waives its fee or reimburses the Fund for expenses to the extent that, at any time during the life of the Fund, the annual operating expenses for the Investor Shares class of the Fund in any fiscal year, including the investment advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 2.00% of the Fund's average daily net assets attributable to the Investor Shares for that fiscal year. The contract also provides that the adviser will waive an additional amount of its fees or reimburse an additional amount of expenses to the extent necessary to keep its fee waiver and reimbursement for the Investor Shares class proportionate to its fee waiver and reimbursement for the Fund's other outstanding share class. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. The investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.

(5) The Berger International Fund bears its pro rata portion of the fee paid by the Berger International Portfolio to Berger LLC as the adviser. The Portfolio is sub-advised by BIAM. See text preceding and following table. Under a written contract, the Portfolio's investment adviser waives its investment advisory fee to the extent that, at any time during the life of the Portfolio, the Portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. The contract may not be terminated or amended except by a vote of the Portfolio's Board of Trustees. Any such reduction in the advisory fee paid by the Portfolio will also reduce the pro rata share of the advisory fee borne indirectly by the Berger International Fund.

(6) Effective May 12, 2000, the Berger/BIAM International Fund was renamed Berger International Fund.


                  Investment advisory fees are charged to the Berger Funds according to the following schedule:


                  FUND                                      AVERAGE DAILY NET ASSETS                            ANNUAL RATE
                  ----                                      ------------------------                            -----------
        Berger Small Company Growth Fund                    First $500 million                                   .85%
        Berger New Generation Fund                          Next $500 million                                    .80%
        Berger Information Technology Fund                  Over $1 billion                                      .75%
        Berger International Portfolio

        Berger Growth Fund                                  First $500 million                                   .75%
        Berger Large Cap Growth Fund                        Next $500 million                                    .70%
        Berger Mid Cap Growth Fund                          Over $1 billion                                      .65%
        Berger Select Fund
        Berger Large Cap Value Fund (?)
        Berger Mid Cap Value Fund

        Berger Balanced Fund                                First $1 billion                                     .70%
                                                            Over $1 billion                                      .65%






                  Each Fund's current Investment Advisory Agreement will continue in effect until the last day of April 200_, and thereafter from year to year if such continuation is specifically approved at least annually by the directors or trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the directors or trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the adviser. Each Agreement is subject to termination by the Fund or the adviser on 60 days' written notice and terminates automatically in the event of its assignment.

                  Under the Sub-Advisory Agreement between the advisers and the sub-advisers for the Berger International Portfolio, the Berger Mid Cap Value Fund and the Berger Information Technology Fund, the sub-adviser is responsible for day-to-day investment management. The sub-adviser manages the investments and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees. Each Sub-Advisory Agreement provides that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                  No fees are paid directly to the sub-advisers by the Funds. As the sub-adviser of the Berger Mid Cap Value Fund, PWM receives from the adviser a fee at the annual rate of 0.375% of the first $500 million of average daily net assets of the Fund, 0.35% of the next $500 million and 0.325% of any amount in excess of $1 billion. BIAM, as the sub-adviser of the Berger International Portfolio, receives from the adviser a fee at the annual rate of 0.425% for the first $500 million of the Fund's average daily net assets, 0.40% of the next $500 million and 0.375% of any amount in excess of $1 billion. During certain periods, BIAM may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Portfolio to the adviser. Bay Isle, as the sub-adviser of the Berger Information Technology Fund, receives from the adviser a fee at the annual rate of 0.425% for the first $500 million of the Fund's average daily net assets, 0.40% of the next $500 million and 0.375% of any amount in excess of $1 billion.

                  The Sub-Advisory Agreements will continue in effect until April 2001 or 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the adviser or the sub-adviser. The Sub-Advisory Agreements are subject to termination by the Fund or the sub-adviser on 60 days' written notice, and terminate automatically in the event of their assignment and in the event of termination of the related Investment Advisory Agreement.


OTHER ARRANGEMENTS BETWEEN BERGER LLC AND PWM


                  Berger LLC and PWM entered into an Agreement, dated November 18, 1996, as amended January 27, 1997, April 8, 1998 and November 17, 1999 (the "November 18 Agreement"), under which, among other things, PWM agreed that, so long as Berger LLC acts as the adviser to the Berger Mid Cap Value Fund, and PWM provides sub-advisory or other services in connection with the Fund, PWM will not manage or provide advisory services to any registered investment company that is in direct competition with the Fund.


OTHER ARRANGEMENTS BETWEEN BERGER LLC AND BAY ISLE


                  Berger LLC and Bay Isle have formed a joint venture to provide asset management services to certain private accounts. In connection with the formation of that joint venture, Berger LLC purchased from Bay Isle owners William F. K. Schaff and Gary G. Pollock the right that, if either Mr. Schaff or Mr. Pollock ever desires to sell any of his Bay Isle shares in the future, they will together first offer to sell shares to Berger LLC aggregating at least 80% of the total outstanding shares of Bay Isle at an agreed price. Bay Isle and Messrs. Schaff and Pollock are compensated by Berger LLC for providing administrative or consulting services relating to their joint venture private account business. In addition, Mr. Schaff and Mr. Steve Block are compensated as employees and portfolio managers of Berger LLC.


TRADE ALLOCATIONS


                  While investment decisions for the Funds are made independently by the adviser or sub-adviser, the same investment decision may be made for a Fund and one or more accounts advised by the adviser or sub-adviser. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the adviser or sub-adviser in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. Although in some cases this policy might adversely affect the price paid or received by a Fund or other participating accounts, or the size of the position obtained or liquidated, the adviser or sub-adviser will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.


                  Berger LLC has adopted procedures for allocating to its participating accounts' securities purchased pursuant to a company's initial public offering ("IPO"). The procedures provide that such allocations must be effected in a manner that is fair and equitable to all accounts. Generally, securities received from participating in IPOs will be allocated to participating accounts pro rata based on account size or total equity assets.

                  The key criterion for determining eligibility of the account to participate in an offering is the suitability of the investment for the account. An account may participate in an IPO allocation if Berger LLC believes that, based on the account's investment restrictions, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, no account will participate in every IPO allocation. In addition, an account generally will not participate in an IPO if the securities available for allocation to the account are insignificant relative to the account's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.


RESTRICTIONS ON PERSONAL TRADING


                  Berger LLC, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be purchased or held by the Funds, in accordance with a policy regarding personal investing in each of the Codes of Ethics for Berger LLC, the Berger Funds and Berger Distributors LLC. The policy requires all covered persons to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds or Berger LLC's other advisory clients. Directors and officers of Berger LLC and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.

                  In addition to the pre-clearance requirements described here for Berger LLC and Berger Distributors LLC, the policy subjects directors and officers of Berger LLC, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by Berger LLC and the provisions of the policy are subject to interpretation by and exceptions authorized by its management.


                  PWM has adopted a Code of Ethics that is substantially similar to the Code adopted by Berger LLC.


                  BIAM has adopted a Code of Ethics that permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be held or acquired by the Berger International Fund. BIAM's Code of Ethics restricts its officers, employees and other staff from personal trading in specified circumstances, including among others prohibiting participation in initial public offerings, prohibiting dealing in a security for the seven days before and after any trade in that security on behalf of clients, prohibiting trading in a security while an order is pending for any client on that same security, and requiring profits from short-term trading in securities (purchase and sale within a 60-day period) to be forfeited. In addition, staff of BIAM must report all of their personal holdings in securities annually and must disclose their holdings in any private company if an investment in that same company is being considered for clients. Staff of BIAM are required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics and must instruct their broker to provide BIAM with duplicate confirmations of all such personal trades.

                  Bay Isle permits its officers, directors, employees and consultants to purchase and sell securities for their own accounts and accounts of related persons in accordance with provisions governing personal securities trading in Bay Isle's code of ethics and related internal policies. Employees must wait 3 days between the time a new recommendation or opinion change is made and the time the employee may trade in those securities in their own or related accounts, or alternatively may ask that their transaction be added to a "block" trade that will be made for a group of clients. Any employee trade not included in a "block" trade made must be pre-cleared if the trade exceeds certain specified volume limits. Volume limits are set with the intent of requiring prior approval of any trade that could potentially cause changes in the market price of the security in question. In addition, no employee may sell (or buy) any security that he or she has bought (or sold) within the past 5 trading days unless a loss is realized on closing the position. No employee, officer or director of Bay Isle may acquire any security in an initial public offering or in a private placement without prior written approval from Bay Isle's President. Any Bay Isle employee who is an "access person" of the Fund will also be subject to the provisions of Berger LLC's Code of Ethics, if those provisions are more restrictive than the provisions of Bay Isle's own code. Each employee must acknowledge quarterly that they are in compliance with the Bay Isle Code of Ethics and related policies.

5.                EXPENSES OF THE FUNDS

ALL FUNDS EXCEPT THE BERGER INTERNATIONAL FUND


                  In addition to paying an investment advisory fee to its adviser, each Fund (other than the Berger International Fund) pays all of its expenses not assumed by its adviser, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, expenses of investors' meetings, compensation of directors or trustees who are not interested persons of Berger LLC, expenses of printing and distributing reports to investors and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of each Fund. Each Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for investors of the Fund.

                  Under a separate Administrative Services Agreement with respect to each of such Funds, Berger LLC performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. For the fiscal year ended September 30, 2001, Berger LLC did not charge an administrative fee to the Funds. The administrative services fees may be changed by the directors or trustees without investor approval.

                  The following tables show the total dollar amounts of advisory fees and administrative services fees paid by each of such Funds for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations. For the Funds that have two classes of shares, the Berger Small Company Growth Fund, Berger New Generation Fund, Berger Large Cap Value Fund and the Berger Information Technology Fund, each class bears pro rata its share of the Fund's investment advisory fee based on assets. Except where noted, these amounts were paid to Berger LLC.



                               BERGER GROWTH FUND

      FISCAL YEAR ENDED              INVESTMENT            ADMINISTRATIVE           ADVISORY FEE
        SEPTEMBER 30                ADVISORY FEE            SERVICE FEE                WAIVER                  TOTAL
      ----------------              ------------           --------------           ------------               -----
            2001                         $                       $                      $ 0                      $
            2000                         $                       $                      $ 0                      $
            1999                         $                       $                      $ 0                      $



                          BERGER LARGE CAP GROWTH FUND


       FISCAL YEAR ENDED              INVESTMENT           ADMINISTRATIVE           ADVISORY FEE
         SEPTEMBER 30                ADVISORY FEE           SERVICE FEE                WAIVER                  TOTAL
       -----------------             ------------          --------------           ------------               -----
             2001                         $                      $ 0                    $ 0                      $
             2000                         $                      $                      $ 0                      $
             1999                         $                      $                      $ 0                      $

                           BERGER MID CAP GROWTH FUND


       FISCAL YEAR ENDED              INVESTMENT           ADMINISTRATIVE           ADVISORY FEE
         SEPTEMBER 30                ADVISORY FEE           SERVICE FEE                WAIVER                  TOTAL
       -----------------             ------------          --------------           ------------               -----
             2001                         $                     $ 0                     $ 0                      $
             2000                         $                     $                       $ 0                      $
             1999                         $                     $ 0                     $                        $




                        BERGER SMALL COMPANY GROWTH FUND


       FISCAL YEAR ENDED              INVESTMENT           ADMINISTRATIVE            EXPENSE
         SEPTEMBER 30                ADVISORY FEE           SERVICE FEE           REIMBURSEMENT(4)             TOTAL
       -----------------             ------------          --------------         ----------------             -----
             2001                         $                      $ 0                    $                       $
             2000                         $                      $                      $ 0                     $
             1999                         $                      $                      $ 0                     $


                           BERGER NEW GENERATION FUND



       FISCAL YEAR ENDED             INVESTMENT           ADMINISTRATIVE              EXPENSE
         SEPTEMBER 30               ADVISORY FEE            SERVICE FEE           REIMBURSEMENT(4)             TOTAL
       -----------------            ------------          --------------          ----------------             -----
             2001                         $                      $ 0                    $                        $
             2000                         $                      $                      $ 0                      $
             1999                         $                      $                      $ 0                      $



                               BERGER SELECT FUND


       FISCAL YEAR ENDED              INVESTMENT           ADMINISTRATIVE           ADVISORY FEE
         SEPTEMBER 30                ADVISORY FEE           SERVICE FEE                WAIVER                  TOTAL
       -----------------             ------------          --------------           ------------               -----
             2001                         $                      $ 0                    $ 0                      $
             2000                         $                      $                      $ 0                      $
             1999                         $                      $                      $ 0                      $


                       BERGER INFORMATION TECHNOLOGY FUND


                                                                                     ADVISORY FEE
                                      INVESTMENT           ADMINISTRATIVE        WAIVER AND EXPENSE
      FISCAL YEAR ENDED(1)          ADVISORY FEE(2)         SERVICE FEE(3)          REIMBURSEMENT              TOTAL
      --------------------          ---------------        ---------------       ------------------            -----
Sept. 30, 2001                            $                     $  0                    $  0                    $
Sept. 30, 2000                            $                     $                       $                       $
Feb. 28, 1999                             $                     $                       $                       $

(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999.

(2) Under the advisory agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid an advisory fee at an annual rate of 0.95% of its average daily net assets to Bay Isle. As part of the reorganization, the investment advisory fee of 0.90% payable to Berger LLC came into effect. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to 0.85% of the first $500 million of average net assets; 0.80% on the next $500 million of average net assets; and 0.75% of average net assets exceeding $1 billion.

(3) Under the administrative service agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid to a third party administrator an administrative services fee at the annual rate of 0.20% of average net assets, subject to a $30,000 annual minimum. As part of the reorganization, the administrative service fee of 0.01% payable to Berger LLC came into effect. Effective October 1, 1999, Berger LLC eliminated the 0.01% administrative fee charged to the Funds.






(4) For the institutional share class only, Berger LLC reimburses the Fund to the extent the normal transfer agency and registration expenses of the Institutional Shares exceed .20%.


                            BERGER MID CAP VALUE FUND



       FISCAL YEAR ENDED               INVESTMENT           ADMINISTRATIVE           ADVISORY FEE
          SEPTEMBER 30                ADVISORY FEE           SERVICE FEE                WAIVER                  TOTAL
       -----------------              ------------          --------------           ------------               -----
              2001                         $                     $ 0                     $ 0                      $
              2000                         $                     $                       $ 0                      $
              1999                         $                     $ 0                     $ 0                      $



                              BERGER BALANCED FUND



       FISCAL YEAR ENDED               INVESTMENT           ADMINISTRATIVE           ADVISORY FEE
          SEPTEMBER 30                ADVISORY FEE           SERVICE FEE                WAIVER                  TOTAL
       -----------------              ------------          --------------           ------------               -----
              2001                         $                      $ 0                     $ 0                      $
              2000                         $                      $                       $ 0                      $
              1999                         $                      $                       $                        $




                  Each Fund has appointed State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, as its recordkeeping and pricing agent. In addition, State Street also serves as the Funds' custodian. Each of the Funds has appointed DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, MO 64121, as its transfer agent and dividend-disbursing agent. Approximately 32% of the outstanding shares of DST are owned by Stilwell.

                  As recordkeeping and pricing agent, State Street calculates the daily net asset value of each Fund and performs certain accounting and recordkeeping functions required by the Funds. The Funds pay State Street a monthly asset-based fee for such services. State Street is also reimbursed for certain out-of-pocket expenses.


                  State Street, as custodian, and its subcustodians have custody and provide for the safekeeping of the Funds' securities and cash, and receive and remit the income thereon as directed by the management of the Funds. The custodian and subcustodians do not perform any managerial or policy-making functions for the Funds. For its services as custodian, State Street receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.


                  As transfer agent and dividend disbursing agent, DST maintains all investor accounts of record; assists in mailing all reports, proxies and other information to the Funds' investors; calculates the amount of, and delivers to the Funds' investors, proceeds representing all dividends and distributions; and performs other related services. For these services, DST receives a fee from the Funds at an annual rate of $14.85 per open Fund investor account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses.

                  All of State Street's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Funds. Earnings credits received by each Fund can be found on the Fund's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.


BERGER INTERNATIONAL FUND

                  The Berger International Fund is allocated and bears indirectly its pro rata share of the aggregate annual operating expenses of the Berger International Portfolio, since all of the investable assets of the Fund are invested in the Portfolio.


                  Expenses of the Portfolio include, among others, its pro rata share of the expenses of Berger Worldwide Portfolios Trust, of which the Portfolio is a series, such as: expenses of registering the Trust with securities authorities; the compensation of its independent trustees; expenses of preparing reports to investors and to governmental offices and commissions; expenses of meetings of investors and trustees of the Trust; legal fees; and insurance premiums of the Trust. Expenses of the Portfolio also include, among others, the fees payable to the adviser under the Investment Advisory Agreement; expenses connected with the execution of portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities (which are considered a cost of securities of the Portfolio); custodian fees; auditors' fees; interest and taxes imposed on the Portfolio; transfer agent, recordkeeping and pricing agent fees; and such other non-recurring and extraordinary items as may arise from time to time.

                  Expenses of the Berger International Fund include, among others, its pro rata share of the expenses of the Berger Worldwide Funds Trust, of which the Fund is a series, such as: expenses of registering the Trust with securities authorities; expenses of meetings of the investors of the Trust; and legal fees. Expenses of the Fund also include, among others, registration and filing fees incurred in registering shares of the Fund with securities authorities; 12b-1 fees; taxes imposed on the Fund; the fee payable to the Adviser under the Administrative Services Agreement; and such other non-recurring and extraordinary items as may arise from time to time.

                  SERVICE ARRANGEMENTS FOR THE FUND. Under an Administrative Services Agreement with the Berger International Fund, Berger LLC serves as the administrator of the Fund. In this capacity, it is responsible for administering and managing all aspects of the Fund's day-to-day operations, subject to the oversight of the trustees of the Fund. Berger is responsible, at its expense, for furnishing (or procuring other parties to furnish) all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, printing and mailing to investors of prospectuses and other required communications, and certain other administrative and recordkeeping services, such as coordinating matters relating to the operations of the Fund, monitoring the Fund's status as a "regulated investment company" under the Internal Revenue Code, coordinating registration of sufficient Fund shares under federal and state securities laws, arranging for and supervising the preparation of registration statements, tax returns, proxy materials, financial statements and reports for filing with regulatory authorities and distribution to investors of the Fund. Under the Administrative Services Agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of (a) 0.45% of its average daily net assets, or (b) Berger's annual cost to provide or procure these services (including the fees of any services providers whose services are procured by Berger), plus an additional 0.02% of the Fund's average daily net assets. The trustees of the Fund regularly review amounts paid to and expenditures incurred pursuant to the Administrative Services Agreement. In addition, in the event that Berger's duties under the Administrative Services Agreement are delegated to another party, Berger may take into account, in calculating the cost of such services, only the costs incurred by such other party in discharging the delegated duties. Prior to May 12, 2000, BBOI Worldwide served as the Fund's administrator, in which capacity it was responsible for providing these services.

                  Also prior to May 12, 2000, under a Sub-Administration Agreement then in effect between BBOI Worldwide and Berger LLC, Berger was delegated the responsibility to perform certain of the administrative and recordkeeping services required under the Administrative Services Agreement and to procure, at BBOI Worldwide's expense, third parties to provide the services not provided by Berger LLC. Under the Sub-Administration Agreement, Berger LLC was paid a fee of 0.25% of the Fund's average daily net assets for its services. During certain periods, Berger LLC voluntarily waived all or a portion of its fee, which did not affect the fee paid by the Fund to BBOI Worldwide.

                  State Street has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the daily net asset value of the Fund, and to perform certain accounting and recordkeeping functions that it requires. In addition, State Street has been appointed to serve as the Fund's custodian, and DST has been appointed to serve as the Fund's transfer agent and dividend disbursing agent. The fees of State Street and DST are all paid by Berger LLC. Approximately 32% of the outstanding shares of DST are owned by Stilwell.

                  SERVICE ARRANGEMENTS FOR THE PORTFOLIO. Under the Investment Advisory Agreement between Berger LLC and the Berger International Portfolio, in addition to providing investment advisory services, Berger is responsible for providing or arranging for all managerial and administrative services necessary for the operations of the Portfolio. Berger is responsible for providing certain of these services at its own expense, such as compliance monitoring and preparing investor communications, which have been delegated to Berger LLC as part of the Sub-Administration Agreement discussed above. Other services are procured from third party service providers at the Portfolio's own expense, such as custody, recordkeeping and pricing services. Prior to May 12, 2000, BBOI Worldwide served as the Fund's administrator, in which capacity it was responsible for providing these services.

                  The Portfolio has appointed State Street as recordkeeping and pricing agent to calculate the daily net asset value of the Portfolio and to perform certain accounting and recordkeeping functions required by the Portfolio. In addition, the Portfolio has appointed State Street as its custodian. The Portfolio has appointed DST to serve as its transfer agent. For custodian, recordkeeping and pricing services, the Portfolio pays fees directly to State Street based on a percentage of its net assets, subject to certain minimums, and reimburses State Street for certain out-of-pocket expenses.

                  The following table shows the total dollar amounts of advisory fees paid by the Portfolio to Berger LLC or BBOI Worldwide for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations. The investment advisory fee is paid by the Portfolio and is borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.


                         BERGER INTERNATIONAL PORTFOLIO


      FISCAL YEAR ENDED                 INVESTMENT                   ADVISORY FEE
        SEPTEMBER 30                  ADVISORY FEE(1)                   WAIVER                        TOTAL
      -----------------               ---------------                ------------                     -----
             2001                          $                              $  0                         $ (2)
             2000                          $                              $                            $
             1999                          $                              $                            $




(1)  Advisory fees prior to May 12, 2000 were paid to BBOI Worldwide.

(2) Under the investment advisory agreement in effect prior to May 12, 2000, the Portfolio paid an advisory fee totaling $1,715,000 at an annual rate of 0.90% of its average daily net assets to BBOI Worldwide. Effective May 12, 2000, the investment advisory fee charged to the Portfolio by Berger LLC was reduced to 0.85% of the first $500 million of average net assets; 0.80% on the next
$500 million of average net assets; and 0.75% of average net assets exceeding
$1 billion.

                  In addition, the Fund paid Berger LLC or BBOI Worldwide the following amounts for its services under the Administrative Services Agreement.

                            BERGER INTERNATIONAL FUND


FISCAL YEAR ENDED SEPTEMBER 30          ADMINISTRATIVE SERVICE FEE(1)
------------------------------          -----------------------------
           2001                                    $ (2)
           2000                                    $
           1999                                    $



(1)  Administrative service fees prior to May 12, 2000 were paid to BBOI
Worldwide.


(2) Under the administrative services agreement in effect prior May 12, 2000, the Fund paid to BBOI Worldwide an administrative services fee totaling $56,000.

                  As noted above with respect to the other Berger Funds, all of State Street's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances maintained with it as custodian. Earnings credits received by the Portfolio can be found on the Portfolio's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

12B-1 PLANS

                  Each of the Funds has adopted a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for the payment to Berger LLC of a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The Plans are intended to benefit the Funds by attracting new assets into the Funds and thereby affording potential cost reductions due to economies of scale.

         The expenses paid by Berger LLC may include, but are not limited to:

o payments made to, and costs incurred by, a Fund's principal underwriter in connection with the distribution of Fund shares, including payments made to and expenses of officers and registered representatives of the Distributor;


o payments made to and expenses of other persons (including employees of Berger LLC) who are engaged in or provide support services in connection with the distribution of Fund shares, such as answering routine telephone inquiries and processing investor requests for information;

o compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a
         Fund) paid to securities dealers, financial institutions and other organizations that render distribution and administrative services in connection with the distribution of Fund shares, including services to holders of Fund shares and prospective investors;


o costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;


o costs of printing and distributing prospectuses and reports to prospective investors of Fund shares;


o costs involved in preparing, printing and distributing sales literature for Fund shares;


o costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of a Fund relating to Fund shares that Berger LLC deems advisable;


o and such other costs relating to Fund shares as the Fund may from time to time reasonably deem necessary or appropriate in order to finance activities primarily intended to result in the sale of Fund shares.

                  Such 12b-1 fee payments are to be made by each Fund to Berger LLC with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by Berger LLC in such year; that is, if the distribution expenditures incurred by Berger LLC are less than the total of such payments in such year, the difference is not to be reimbursed to the Fund by Berger LLC, and if the distribution expenditures incurred by Berger LLC are more than the total of such payments, the excess is not to be reimbursed to Berger LLC by the Fund.


                  From time to time a Fund may engage in activities that jointly promote the sale of Fund shares and other funds that are or may in the future be advised or administered by Berger LLC, which costs are not readily identifiable as related to any one fund. In such cases, a Fund's 12b-1 fees may be used to finance the joint promotion of the shares of that Fund, along with the shares of the other fund. Berger LLC allocates the cost of such joint promotional activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the directors or trustees.

                  The current 12b-1 Plans will continue in effect until the end of April 2001 and from year to year thereafter if approved at least annually by each Fund's directors or trustees and those directors or trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any related agreements by votes cast in person at a meeting called for such purpose. The Plans may not be amended to increase materially the amount to be spent on distribution of Fund shares without investor approval.

                  Following are the payments made to Berger LLC pursuant to the Plans for the fiscal year ended September 30, 2001:



            FUND                                    12B-1 PAYMENTS
            ----                                    --------------
     Berger Growth Fund                             $

     Berger New Generation Fund(1)                  $

     Berger Select Fund                             $

     Berger Large Cap Growth Fund                   $

     Berger Mid Cap Growth Fund                     $

     Berger Small Company Growth Fund(1)            $

     Berger Large Cap Value Fund                    $

     Berger Mid Cap Value Fund                      $

     Berger Information Technology Fund(1)          $

     Berger International Fund                      $

     Berger Balanced Fund                           $



(1) The Berger Small Company Growth Fund, Berger New Generation Fund, Berger Information Technology Fund and Berger Large Cap Value Fund have adopted a 12b-1 Plan only with respect to the Investor Shares class of shares, which is the class of shares of those Funds covered by this SAI.


OTHER EXPENSE INFORMATION


                  The directors or trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6--Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

                  The Funds and/or their advisers have entered into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, investor communications, sub-accounting and/or other services) to investors purchasing shares of the Funds through those firms or companies. A Fund's adviser or a Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.


                  The Fund's adviser may also enter into arrangements with organizations that solicit clients for the adviser, which may include clients who purchase shares of the Funds. While the specific terms of each arrangement may differ, generally the fee paid by the adviser under such arrangements is based on the value of the referred client's assets managed by the adviser. None of the fees paid to such organizations will be borne by the Funds.


DISTRIBUTOR

                  The distributor (principal underwriter) of each Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger LLC for its costs in distributing the Funds' shares.

6.                BROKERAGE POLICY


                  Although each Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, the adviser is directed to place the portfolio transactions of the Fund. Where applicable, the adviser may delegate placement of brokerage to a Fund's sub-adviser. A report on the placement of brokerage business is given to the directors or trustees of each Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Funds during the past three fiscal years were as follows:


                              BROKERAGE COMMISSIONS


                                                       FOR THE YEAR/PERIOD ENDED SEPTEMBER 30,
                                                ----------------------------------------------------
                                                      2001             2000               1999
                                                ---------------- ----------------   ----------------
    BERGER GROWTH FUND                          $                $                  $

    BERGER LARGE CAP GROWTH FUND                $                $                  $

    BERGER MID CAP GROWTH FUND                  $                $                  $

    BERGER SMALL COMPANY GROWTH FUND            $                $                  $

    BERGER NEW GENERATION FUND                  $                $                  $

    BERGER SELECT FUND                          $                $                  $

    BERGER INFORMATION TECHNOLOGY FUND(1)       $                $                  $

    BERGER INTERNATIONAL FUND(2)                $                $                  $

    BERGER MID CAP VALUE FUND                   $                $                  $

    BERGER BALANCED FUND                        $                $                  $

(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999. Accordingly, the brokerage commissions shown for 1997 were paid by the Fund's predecessor during the period April 8, 1997 (commencement of operations of the predecessor) to February 28, 1998. The brokerage commissions for 1998 were paid by the Fund's predecessor during its fiscal year ended February 28, 1999. Brokerage commissions shown for 1999 were paid by the Fund for the period from March 1, 1999 through September 30, 1999.





(2) These are brokerage commissions paid by the Portfolio in which all the Fund's investable assets are invested. Commissions paid by the Portfolio are borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.

                  The Investment Advisory Agreement each Fund has with its adviser authorizes and directs the adviser to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Where applicable, the Sub-Advisory Agreement for each sub-advised Fund similarly directs the sub-adviser. However, each Agreement specifically authorizes the adviser or sub-adviser to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the adviser or sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the adviser or sub-adviser. Accordingly, the adviser or sub-adviser does not have an obligation to seek the lowest available commission.

                  In accordance with this provision of the Agreement, portfolio brokerage business of each Fund may be placed with brokers who provide useful brokerage and research services to the adviser or, where applicable, the sub-adviser. The Fund's adviser or sub-adviser may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings that furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends and portfolio strategies. Research may be provided orally, in print or electronically. These include a service used by the independent directors or trustees of the Funds in reviewing the Investment Advisory Agreements.

                  In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the adviser or sub-adviser will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the adviser or sub-adviser in the investment decision-making process may be paid for with a Fund's commission dollars. The adviser or sub-adviser pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for the adviser or sub-adviser.

                  The Funds' advisers and sub-advisers do not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. An adviser or sub-adviser may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to the adviser's or sub-adviser's clients, including the Funds. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. The adviser or sub-adviser then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on the adviser's or sub-adviser's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Funds' brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.

                  During the fiscal year ended September 30, 2001, of the brokerage commissions paid by the Funds, the following amounts were paid to brokers who provided to the Funds selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the
Funds:




          FUND                                          AMOUNT OF TRANSACTIONS            AMOUNT OF COMMISSIONS
          ----                                          ----------------------            ---------------------
  Berger Growth Fund                                              $                                 $

  Berger Large Cap Growth Fund                                    $                                 $

  Berger Mid Cap Growth Fund                                      $                                 $

  Berger Small Company Growth Fund                                $                                 $

  Berger New Generation Fund                                      $                                 $

  Berger Select Fund                                              $                                 $

  Berger Information Technology Fund                              $                                 $

  Berger International Fund                                       $                                 $

  Berger Mid Cap Value Fund                                       $                                 $

  Berger Balanced Fund                                            $                                 $




                  These brokerage and research services received from brokers are often helpful to the adviser or sub-adviser in performing its investment advisory responsibilities to the Funds, and the availability of such services from brokers does not reduce the responsibility of the adviser's or sub-adviser's advisory personnel to analyze and evaluate the securities in which the Funds invest. The brokerage and research services obtained as a result of the Funds' brokerage business also will be useful to the adviser or sub-adviser in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by the adviser or sub-adviser in rendering investment advice to the Funds. Although such brokerage and research services may be deemed to be of value to the adviser or sub-adviser, they are not expected to decrease the expenses that the adviser or sub-adviser would otherwise incur in performing its investment advisory services for the Funds nor will the advisory fees that are received by the adviser or sub-adviser from the Funds be reduced as a result of the availability of such brokerage and research services from brokers.

                  The directors or trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stillwell in both DST and Berger LLC.


                  Included in the brokerage commissions paid by the Funds during the last three fiscal years, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

                 DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS


                                         DSTS           Reduction        DSTS      Reduction        DSTS
                                      Commissions      in Expenses   Commissions   in Expenses   Commissions     Reduction in
                                         Paid              FYE           Paid         FYE           Paid         Expenses FYE
                                      FYE 9/30/01      9/30/01(1)    FYE 9/30/00   9/30/00(1)    FYE 9/30/99      9/30/99(1)
                                      -----------      -----------   -----------   -----------   -----------     -------------
Berger Growth Fund                          $ (2)            $             $             $             $               $

Berger Large Cap Growth Fund                $  (6)           $             $             $             $               $

Berger Mid Cap Growth Fund                  $ 0              $ 0           $ 0           $ 0           $ 0(7)          $ 0(7)

Berger Small Company Growth Fund            $ 0              $ 0           $             $             $ 0             $ 0

Berger New Generation Fund                  $ (3)            $             $             $             $               $

Berger Select Fund                          $ (4)            $             $             $             $ (5)           $ (5)

Berger Information Technology Fund          $ 0              $ 0           $ 0(9)        $ 0           $ 0(9)          $ 0

Berger International Fund                   $ 0              $ 0           $ 0           $ 0           $ 0             $ 0

Berger Mid Cap Value Fund                   $ 0              $ 0           $ 0           $ 0           $ 0(8)          $ 0(8)

Berger Balanced Fund                        $ (10)           $             $   1         $             $ 0             $ 0



(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

(2) Constitutes 2% of the aggregate brokerage commissions paid by the Berger Growth Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger Growth Fund.

(3) Constitutes 1% of the aggregate brokerage commissions paid by the Berger New Generation Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger New Generation Fund.

(4) Constitutes 9% of the aggregate brokerage commissions paid by the Berger Select Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger Select Fund.

(5) Covers the period from December 31, 1997 (commencement of investment operations) through September 30, 1998.

(6) Constitutes 1% of the aggregate brokerage commissions paid by the Berger Large Cap Growth Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger Large Cap Growth Fund.

(7) Covers the period from December 31, 1997 (commencement of investment operations) through September 30, 1998.

(8) Covers the period from August 12, 1998 (commencement of investment operations) through September 30, 1998.

(9) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 2, 1999. Accordingly, the amounts shown for FYE 9/30/98 were paid by the Fund's predecessor during its fiscal year ended February 28, 1999. Amounts shown for FYE 9/30/99 cover the period for March 1, 1999 to September 30, 1999.

(10) Constitutes less than 4% of the aggregate brokerage commissions paid by the Berger Balanced Fund and less than 1% of the aggregate dollar amount of transactions placed by Berger Balanced Fund.


                  Each Fund's adviser or sub-adviser places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the adviser and its clients; and knowledge of other buyers and sellers. The adviser or sub-adviser selects the broker for each order based on the factors stated, as well as the size, difficulty and other characteristics of the order. The directors or trustees of the Funds have also authorized sales of shares of the Funds by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the adviser or sub-adviser may also consider payments made by brokers to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the adviser will seek the best execution of each transaction.

                  During the fiscal year ended September 30, 2001, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund and Berger Balanced Fund acquired securities of the Funds' regular broker dealers. As of September 30, 2001, these Funds owned the following securities of its regular broker-dealers with the following values:




                     FUND                              BROKER/DEALER                       VALUE            SECURITY
                     ----                              -------------                       -----            --------
       Berger Large Cap Growth Fund       Morgan Stanley Dean Witter & Co.             $                  Common Stock

       Berger Mid Cap Growth Fund         Knight Trading Group, Inc.                   $                  Common Stock

       Berger Balanced Fund               Morgan Stanley Dean Witter & Co.             $                  Common Stock

                                          Morgan Stanley Dean Witter & Co.                                Bonds

                                          Merrill Lynch & Co.                                             Bonds

                                          Bear Stearns                                                    Bonds




7.                HOW TO PURCHASE AND REDEEM SHARES IN THE FUNDS


                  MINIMUM INITIAL INVESTMENTS:
                           Regular investment                                   $  2,500
                           Low Minimum Investment Plan                          $     50
                           IRA                                                  $    500
                  MINIMUM SUBSEQUENT INVESTMENTS:
                           Regular investment                                   $     50
                           Regular systematic investment                        $     50
                           Low Minimum Investment Plan
                           (required monthly systematic investments)            $     50


                  To purchase shares in any of the Funds, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:


                  Berger Funds
                  P.O. Box 219958
                  Kansas City, MO  64121-9958

                  If an investor is adding to an existing account that has electronic funds transfer privileges, shares may be purchased online at bergerfunds.com or by telephone to the Funds at 1-800-551-5849. In addition, shares may be purchased by placing an order by telephone to the Funds. In order to make sure that payment for telephone purchase orders is received on time, investors are encouraged to remit payment by wire or by overnight delivery of a check.

                  In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Funds and may impose other charges or restrictions different from those applicable to investors who invest in the Funds directly. Fees charged by these organizations will have the effect of reducing an investor's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from a Fund as described here.

                  Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and on-line are described in the Prospectus. The Funds may terminate or modify those procedures and related requirements at any time. Berger LLC may, at its own risk, waive certain of those procedures and related requirements.

                  As described in the Prospectus, the Berger Information Technology Fund will deduct a 1% redemption fee from an investor's redemption proceeds if the investor redeems shares of that Fund held less than 6 months. This fee is paid to the Fund and is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If the investor has purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not be charged to reinvested dividends and capital gains, certain retirement plan accounts (such as 401(k)s and 403(b)s) or in the case of redemptions resulting from the death of the investor. The Fund may modify, terminate or waive this fee at any time.

                  Also described in the Prospectus, all Funds other than the Berger Growth Fund may involuntarily redeem the shares in an investor's account if the account balance drops below $2,000 - but only if it drops below this amount because shares have been redeemed, not because the share value has declined. Investors will be given at least 60 days' notice before a Fund undertakes any involuntary redemption. During that time, the investor may buy more shares to bring the account to or above the minimum. Existing investors of the following Funds have lower minimum balance requirements and must maintain these minimum balances to avoid involuntary redemption:




                                             IF THE ACCOUNT WAS ESTABLISHED ON OR      IF THE ACCOUNT WAS ESTABLISHED BETWEEN
                                             BEFORE JANUARY 26, 1996, THE REQUIRED     JANUARY 27, 1996 AND NOVEMBER 28, 1996,
         FUND                                     MINIMUM ACCOUNT BALANCE IS:          THE REQUIRED MINIMUM ACCOUNT BALANCE IS:
         ----                                -------------------------------------     ----------------------------------------
Berger Large Cap Growth Fund                                   $250                                     $  500

Berger Small Company Growth Fund                               $250                                     $  500

Berger New Generation Fund                                      --                                      $1,000


8.                HOW THE NET ASSET VALUE IS DETERMINED

                  The net asset value of each Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Funds is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding.

                  For those Funds offering classes of shares, net asset value is calculated by class, and since the Investor Shares and each other class of those Funds has its own expenses, the per share net asset value of those Funds will vary by class.


                  Since the Berger International Fund invests all of its investable assets in the Berger International Portfolio, the value of the Fund's investable assets will be equal to the value of its beneficial interest in the Portfolio. The values of securities held in the Portfolio are determined as described below for the Funds.

                  In determining net asset value for each of the Funds, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by each Fund will be determined by using prices provided by pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the directors or trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of a Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the directors or trustees.


                  A Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets that may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of a Fund may be significantly affected by such trading on days when investors cannot purchase or redeem shares of the Fund.


9.                INCOME DIVIDENDS, CAPITAL GAINS
                  DISTRIBUTIONS AND TAX TREATMENT


                  This discussion summarizes certain U.S. federal income tax issues relating to the Funds. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, investors are urged to consult with their tax advisers with respect to their particular tax consequences.

                  TAX STATUS OF THE FUNDS. If a Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to investors. It may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. Each of the Funds intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                  TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Funds will report annually to the Internal Revenue Service, and to each investor, information about the tax treatment of the investor's distributions. Dividends paid by a Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the investors. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the investors, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the investors on December 31.

                  In general, net capital gains from assets held by a Fund for more than 12 months will be subject to the applicable long term capital gains rate and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long an investor has held Fund shares. Assets contributed to a Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.

                  If a Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, an investor's basis in his or her Fund shares will be reduced by that amount.

                  If an investor has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the investor's address of record or if an investor's checks remain uncashed for six months, the Funds reserve the right to reinvest the amount distributed in shares of the applicable Fund at the NAV next computed after the check is canceled, and to convert the investor's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


                  Additionally, the Funds reserve the right to reinvest distributions of less than $10 in shares of the applicable Fund at the next computed NAV.


                  TAX ON REDEMPTIONS OF FUND SHARES. Investors may be subject to tax on the redemption of their Fund shares. In general, redemptions may give rise to a capital gain or loss, the treatment of which will depend on the investor's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the investor reinvests in the Fund shortly before or after the sale-giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Funds on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Funds, unless a Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, for the Funds that make an election, investors of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

                  If a Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause a Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares that would avoid these taxes and charges but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to investors of a Fund holding PFIC shares may differ substantially as compared with a fund that did not invest in PFIC shares.


                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Funds' investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to a gain or loss that could affect a Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If a Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.


                  BACKUP WITHHOLDING. In general, if an investor is subject to backup withholding, a Fund will be required to withhold federal income tax at the applicable rate from distributions to that investor. These payments are creditable against the investor's federal income tax liability.

                  FOREIGN INVESTORS. Foreign investors of a Fund generally will be subject to the applicable U.S. withholding tax on dividends paid by a Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign investor dies while owning Fund shares, those shares may be subject to U.S. estate taxes.


                  TAX STATUS OF THE BERGER INTERNATIONAL PORTFOLIO. The Berger International Portfolio, in which the Berger International Fund invests all of its investable assets, has in previous years been classified as a partnership for U.S. federal income tax purposes, and it intends to retain that classification. The Berger International Fund is treated for various federal tax purposes as owning an allocable share of the Portfolio's assets and will be allocated a share of the Portfolio's income, gain and loss.

10.               SUSPENSION OF REDEMPTION RIGHTS


                  The Funds may not suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable shares for more than seven days except for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of investors of a Fund.

                  Each Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining investors, by the delivery of securities selected from its assets at its discretion. Each Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one investor. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one investor. Should redemptions by any investor during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming investor generally will incur brokerage costs in converting the assets to cash. The redeeming investor may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.


11.               TAX-SHELTERED RETIREMENT PLANS


                  The Funds offer several tax-qualified retirement plans for individuals, businesses and non-profit organizations, including a Profit-Sharing Plan, a Money Purchase Pension Plan, an Individual Retirement Account (IRA), a Roth IRA, a Coverdell Education Savings Account (formerly the Education IRA) and a 403(b) Custodial Account, a SEP-IRA or SIMPLE IRA for adoption by employers and individuals who wish to participate in such Plans. For information on other types of retirement plans offered by the Funds, please call 1-800-333-1001, or write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, CO 80217-5005.

PROFIT SHARING AND MONEY PURCHASE PENSION PLANS


                  Employers, self-employed individuals and partnerships may make tax-deductible contributions to the tax-qualified retirement plans offered by the Funds. All income and capital gains accumulated in the Plans are tax free until withdrawn. The amounts that are deductible depend upon the type of Plan or Plans adopted.


                  If you, as an employer, self-employed person or partnership, adopt the Profit-Sharing Plan, you may vary the amount of your contributions from year to year and may elect to make no contribution at all for some years. If you adopt the Money Purchase Pension Plan, you must commit yourself to make a contribution each year according to a formula in the Plan that is based upon your employees' compensation or your earned income. By adopting both the Profit Sharing and the Money Purchase Pension Plan, you can increase the amount of contributions that you may deduct in any one year.


                  If you wish to purchase shares of any Fund in conjunction with one or both of these tax-qualified plans, you may use an Internal Revenue Service approved prototype Trust Agreement and Retirement Plan available from the Funds. State Street serves as trustee of the Plan, for which it charges an annual trustee's fee for each Fund or Cash Account Trust Money Portfolio (discussed below) in which the participant's account is invested. Contributions under the Plans are invested exclusively in shares of the Funds or the Cash Account Trust Money Market Portfolios, which are then held by the trustee under the terms of the Plans to create a retirement fund in accordance with the tax code.


                  Distributions from the Profit Sharing and Money Purchase Pension Plans generally may not be made without penalty until the participant reaches age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which the participant attains age 70 1/2. A participant who is not a 5% owner of the employer may postpone such distributions to April 1 of the calendar year following the year of retirement. This exception does not apply to distributions from an individual retirement account (IRA). Except for required distributions after age 70 1/2, periodic distributions over more than 10 years and the distribution of any after-tax contributions, distributions are subject to 20% federal income tax withholding unless those distributions are rolled directly to another qualified plan or an IRA. Participants may not be able to receive distributions immediately upon request because of certain requirements under federal tax law. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax adviser regarding the Plans is recommended. You should also consult with your tax adviser regarding state tax law implications of participation in the Plans.

                  In order to receive the necessary materials to establish a Profit Sharing or Money Purchase Pension Plan, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217-5005, or call 1-800-333-1001. Trustees for 401(k) or other existing plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Berger Funds at 1-800-333-1001.


INDIVIDUAL RETIREMENT ACCOUNT (IRA)


                  If you are an individual with compensation or earned income, whether or not you are actively participating in an existing qualified retirement plan, you may be able to provide for your own retirement by adopting an IRA. The Economic Growth and Tax Relief Reconciliation Act of 2001 presents a number of changes related to IRA's in general, including increases in contribution limits. As an example, between 2002 and 2008, the individual limit on annual contributions to traditional IRAs is scheduled to gradually rise from $2,000 to $5,000. After 2008, the limits may be adjusted annually for inflation. In addition, individuals aged 50 and older may be able to take advantage of new "catch-up" contributions to IRAs. Catch-up contributions to traditional IRAs may be tax deductible, depending on whether the individual meets certain income restrictions. For information regarding how these changes may impact you, you should consult a qualified tax or financial professional.

                  Generally, if neither you nor your spouse is an active participant in an existing qualified retirement plan or if your income does not exceed certain amounts, the amounts contributed to your IRA can be deducted for federal income tax purposes whether or not your deductions are itemized. If you or your spouse are covered by an existing qualified retirement plan, the deductibility of your IRA contributions will be phased out for federal income tax purposes if your income exceeds specified amounts, although the income level at which your IRA contributions will no longer be deductible is higher if only your spouse (but not you) is an active participant. However, whether your contributions are deductible or not, the income and capital gains accumulated in your IRA are not taxed until the account is distributed.

                  If you wish to create an IRA to invest in shares of any Fund, you may use the Fund's IRA custodial agreement form, which is an adaptation of the form provided by the Internal Revenue Service. Under the IRA custodial agreement, State Street will serve as custodian for the Fund and for each Fund or Cash Account Trust Money Market Portfolio in which the IRA is invested.

                  Distributions from an IRA generally may not be made without penalty until you reach age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax adviser is recommended. You should also consult with your tax adviser about state taxation of your account.

                  In order to receive the necessary materials to establish an IRA account, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217-5005, or call 1-800-333-1001.


ROTH IRA


                  If you are an individual with compensation or earned income, you may contribute to a Roth IRA, as long as your income does not exceed specified income levels. A Roth IRA is similar in many respects to a traditional IRA, as described above. The Economic Growth and Tax Relief Reconciliation Act of 2001 presents a number of changes related to Roth IRAs, as well as traditional IRAs. The maximum amount you may contribute to a Roth IRA is phased out between specified income levels, and you may not make any contribution at all to a Roth IRA if your income exceeds the maximum income amount. Generally, you can make contributions to a Roth IRA even after you reach age 70 1/2, and you are not required to take distributions from a Roth IRA prior to your death. For information regarding how these changes may impact you, you should consult a qualified tax or financial professional.

                  Contributions to a Roth IRA are not deductible for federal income tax purposes. However, the income and capital gains accumulated in a Roth IRA are not taxed while held in the IRA, and distributions can be taken tax-free if the Roth IRA has been established for a minimum of five years and the distribution is after age 59-1/2, for a first-time home purchase, or upon death or disability.

                  An individual with a modified adjusted gross income (AGI) of $100,000 or less (single or joint filing status) may be eligible to roll his or her existing IRA into a Roth IRA. However, the individual may have to pay taxes on the fair market value of the existing IRA on the date of the rollover. Please consult a qualified tax or financial professional concerning Roth IRA rollovers.

                  In order to receive the necessary materials to establish a Roth IRA account, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217-5005, or call 1-800-333-1001.

COVERDELL EDUCATION SAVINGS ACCOUNT

                  A parent or legal guardian may open a Coverdell Education Savings Account (formerly the Education IRA) as long as it is established on behalf of a child who is less than 18 years of age at the time of contribution. Contributions up to $2,000 may be made by anyone for the benefit of any one student as long as the contributors' income does not exceed the specified income levels. Like a Roth IRA, the maximum amount you may contribute to a Coverdell Education Savings Account is phased out between specified income levels, and you may not make any contribution at all to a Coverdell Education Savings Account if your income exceeds the maximum income amount.

                  Contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, and any amount contributed to a Coverdell Education Savings Account above the maximum of $2,000 for any one student is considered "excess contribution", which is subject to an excise tax.

                  Withdrawals from a Coverdell Education Savings Account are tax free if the amounts withdrawn are made to cover the cost of qualified education expenses of a student who is attending an eligible educational institution, so long as the amount withdrawn in a year does not exceed the qualified education expenses for that year. If the withdrawal does not meet the tax-free requirements, the portion of the account attributable to dividends or gains may be subject to a withdrawal penalty. For more information on Coverdell Education Savings Account withdrawals, please consult a qualified tax or financial professional.


403(b) CUSTODIAL ACCOUNTS

                  If you are employed by a public school system or certain federally tax-exempt private schools, colleges, universities, hospitals, religious and charitable or other nonprofit organizations, you may establish a 403(b) Custodial Account. Your employer must participate in the establishment of the account.


                  If your employer participates, it will automatically deduct the amount you designate from your gross salary and contribute it to your 403(b) Custodial Account. You should consult with a qualified tax or financial professional regarding the amount you can contribute. There is a $50 minimum investment in the 403(b) Custodial Account. Contributions made to the account reduce the amount of your current income subject to federal income tax. Federal income tax is not paid on your contribution until you begin making withdrawals. In addition, all income and capital gains accumulated in the account are tax-free until withdrawn.


                  Withdrawals from your 403(b) Custodial Agreement may begin as soon as you reach age 59 1/2 and must begin no later than April 1 of the year following the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. Except for required distributions after age 70 1/2 and periodic distributions over more than 10 years, distributions are subject to 20% federal income tax withholding unless those distributions are rolled directly to another 403(b) account or annuity or an individual retirement account (IRA). You may not be able to receive distributions immediately upon request because of certain notice requirements under federal tax law. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or qualified tax or financial professional regarding the 403(b) Custodial Account is recommended. You should also consult with a qualified tax or financial professional about state taxation of your account.

                  Individuals who wish to purchase shares of a Fund in conjunction with a 403(b) Custodial Account may use a Custodian Account Agreement and related forms available from the Funds. State Street serves as custodian of the 403(b) Custodial Account and for each Fund or Cash Account Trust Money Market Portfolio in which the participant's account is invested.

                  In order to receive the necessary materials to establish a 403(b) Custodial Account, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217-5005, or call 1-800-333-1001.


12.               EXCHANGE PRIVILEGE AND SYSTEMATIC WITHDRAWAL PLAN






                  Any investor may exchange any or all of the investor's shares in any of the Funds, subject to stated minimums, for shares of any of the other available Berger Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other Fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Funds or Berger LLC. Berger LLC is compensated for administrative services it performs with respect to the CAT Portfolios.

                  Exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or loss for income tax purposes. As described in the Prospectus, the Berger Information Technology Fund will deduct a 1% exchange fee from an investor's exchange proceeds if the investor exchanges out shares of that Fund held less than 6 months. This fee is paid to the Fund and is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If the investor has purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not be charged to reinvested dividends and capital gains, certain retirement plan accounts (such as 401(k)s and 403(b)s) or in the case of redemptions resulting from the death of the investor.

                  An exchange of shares may be made by written request, via on-line access or simply by telephoning the Berger Funds at 1-800-551-5849. This privilege may be terminated or amended by any of the Funds and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not eligible for sale. Investors automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

                  An investor who owns shares of any of the Funds worth at least $5,000 at the current net asset value may establish a Systematic Withdrawal account from which a fixed sum will be paid to the investor at regular intervals by the Fund in which the investor is invested.

                  To establish a Systematic Withdrawal account, the investor deposits Fund shares with the Fund and appoints the Fund as agent to redeem shares in the investor's account in order to make monthly, quarterly, semi-annual or annual withdrawal payments to the investor of a fixed amount. The minimum withdrawal payment is $50.00. These payments generally will be made on the 25th day of the month.

                  Withdrawal payments are not yield or income on the investor's investment, since portions of each payment will normally consist of a return of the investor's investment. Depending on the size of the disbursements requested and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

                  The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying the Fund. The investor may, of course, make additional deposits of Fund shares in the investor's account at any time.

                  Since redemption of shares to make withdrawal payments is a taxable event, each investor should consult a tax adviser concerning proper tax treatment of the redemption.


13.               PERFORMANCE INFORMATION


                  From time to time in advertisements, the Funds may discuss their performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Funds may compare their performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Stock Index, Russell 1000 Growth Index, Russell Mid Cap Growth, Russell 2000 Growth Index, Russell 3000 Growth Index, Russell 2000 Value Index, Russell Mid Cap Value Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly based or blended indices that reflect the market sectors in which that Fund invests.


                  The total return of each Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  Each Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Fund. Because average annual total returns for more than one year tend to smooth out variations in a Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Funds are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                  Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                P(1 + T)n = ERV

               (where P   = a hypothetical initial payment of $1,000

                      T   = the average annual total return

                      n   = the number of years

                      ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

                  All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

PREDECESSOR PERFORMANCE QUOTATIONS


                  BERGER INTERNATIONAL FUND. The Berger International Portfolio (in which all the investable assets of the Berger International Fund are invested) commenced operations upon the transfer to the Portfolio of assets held in a pooled trust (the "Pool") maintained by Citizens Bank New Hampshire, for which BIAM had provided day-to-day portfolio management as sub-adviser since the inception of the Pool. At that time, BIAM's bank holding company parent indirectly owned a 23.5% interest in the parent of Citizens Bank New Hampshire. The investment objective, policies, limitations, guidelines and strategies of the Pool were materially equivalent to those of the Berger International Fund and the Portfolio. Assets from the Pool were transferred on October 11, 1996, to a separate "feeder" fund investing in the Portfolio, which, in turn, transferred those assets to the Portfolio in exchange for an interest in the Portfolio. As a result of this transaction, the investment holdings in the Portfolio were the same as the investment holdings in the portfolio of the Pool immediately prior to the transfer, except for the seed capital provided by Berger LLC.


                  The Pool was not a registered investment company since it was exempt from registration under the Investment Company Act of 1940 (the "1940 Act"). Since, in a practical sense, the Pool constitutes the "predecessor" of the Portfolio, the Fund calculates its performance for periods commencing prior to the transfer of the Pool's assets to the Portfolio by including the Pool's total return, adjusted at that time to reflect any increase in fees and expenses applicable in operating the Fund, including the Fund's pro rata share of the aggregate annual operating expenses, net of fee waivers, of the Portfolio. Those fees and expenses included 12b-1 fees.

                  Performance data quoted for the Berger International Fund for periods prior to October 1996 include the performance of the Pool and include periods before the Fund's and the Portfolio's registration statements became effective. As noted above, the Pool was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed on the Fund and the Portfolio by the 1940 Act. If the Pool had been registered under the 1940 Act, the Pool's performance might have been adversely affected.

                  BERGER INFORMATION TECHNOLOGY FUND. The Berger Information Technology Fund is the accounting survivor and successor of a fund previously known as the InformationTech 100(R) Fund, which was reorganized into the Fund effective July 2, 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund, and the Fund commenced offering the Investor Shares covered in this Statement of Additional Information.

                  The Fund quotes its historical performance track record for both of its classes of shares based on its predecessor's only shares outstanding prior to the reorganization. Accordingly, performance data for the Investor Shares for periods prior to the date of the reorganization do not reflect the 0.25% per year 12b-1 fee currently borne by the Investor Shares. Total return of the Investor Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

AVERAGE ANNUAL TOTAL RETURNS


                  The average annual total return for each of the Funds for various periods ending September 30, 2001, are shown on the following table:



FUND                                        1-YEAR          3-YEAR         5-YEAR         10-YEAR      LIFE OF FUND
----                                        ------          ------         ------         -------      ------------
Berger Growth Fund(2)                       %               %              %              %            %
                                                                                                       (since 9/30/74)
Berger Large Cap Growth Fund(2)             %               %              %              %            %
                                                                                                       (since 9/30/74)
Berger Mid Cap Growth Fund                  %               %              N/A            N/A          %
                                                                                                       (since 12/31/97)
Berger Small Company Growth Fund -          %               %              %              N/A          %
Investor Shares                                                                                        (since 12/30/93)

Berger New Generation Fund - Investor       %               %              %              N/A          %
Shares                                                                                                 (since 3/29/96)

Berger Select Fund                          %               %              N/A            N/A          %
                                                                                                       (since 12/31/97)
Berger Information Technology Fund  -       %               %              N/A            N/A          %
Investor Shares(1)                                                                                     (since 4/8/97)

Berger International Fund(3)                %               %              %              %            %
                                                                                                       (since 7/31/89)
Berger Mid Cap Value  Fund                  %               N/A            N/A            N/A          %
                                                                                                       (since 8/12/98)
Berger Balanced Fund                        %               %              N/A            N/A          %
                                                                                                       (since 9/30/97)



(1) Performance data for the Investor Shares include periods prior to the Fund's adoption of share classes as part of its reorganization on July 2, 1999, and therefore, for those periods, do not reflect the 0.25% per year 12b-1 fee that has been paid by the Investor Shares since the inception of the class on that date.

(2) Life of Fund covers the period from September 30, 1974 (immediately prior to Berger LLC assuming the duties as the investment adviser for those Funds) through September 30, 2001. Since the 12b-1 fees for the Berger Growth Fund and the Berger Large Cap Growth Fund did not take effect until June 19, 1990, the performance figures on the table do not reflect the deduction of the 12b-1 fees for the full length of the life of fund period.

(3) Data for the Berger International Fund covering periods prior to October 11, 1996, reflect the performance of the pool of assets transferred on that date into the Berger International Portfolio in which all of the Fund's assets are invested, adjusted at that time to reflect any increase in expenses expected in operating the Fund, including the Fund's pro rata share of the aggregate annual operating expenses, of the Portfolio net of fee waivers.


14.               ADDITIONAL INFORMATION

FUND ORGANIZATION


                  BERGER GROWTH FUND AND BERGER LARGE CAP GROWTH FUND. The Berger Growth Fund and Berger Large Cap Growth Fund are separate corporations that were incorporated under the laws of the State of Maryland on March 10, 1966, as "The One Hundred Fund, Inc." and "The One Hundred and One Fund, Inc.", respectively. The names "Berger One Hundred Fund(R)", "Berger 100 Fund(SM)", "Berger One Hundred and One Fund(R)" and "Berger 101 Fund(R)" were adopted by the respective Funds as service marks and trade names in November 1989 and were registered as service marks in December 1991. In 1990, the investors of The One Hundred and One Fund, Inc. approved changing its formal corporate name to "Berger One Hundred and One Fund, Inc." and the Fund began doing business under the trade name "Berger Growth and Income Fund, Inc." in January 1996. The name "Berger Growth and Income Fund(R)" was registered as a service mark in August 1998. In January 2000, The One Hundred Fund, Inc. and the Berger One Hundred and One Fund, Inc. formally changed their corporate names to the "Berger Growth Fund, Inc." and the "Berger Growth and Income Fund, Inc." respectively and the name "Berger Growth Fund(SM)" was adopted as a trade name. In January 2001, the Berger Growth and Income Fund formally changed its corporate name to the "Berger Large Cap Growth Fund, Inc." and the name "Berger Large Cap Growth Fund(SM)" was adopted as a trade name.

                  Each of the Berger Growth Fund and the Berger Large Cap Growth Fund has only one class of securities, its Capital Stock, with a par value of one cent per share, of which 200,000,000 shares are authorized for issue by the Berger Growth Fund and 100,000,000 shares are authorized for issue by the Berger Large Cap Growth Fund. Shares of the Funds are fully paid and nonassessable when issued. All shares issued by a Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  BERGER MID CAP GROWTH FUND, BERGER SMALL COMPANY GROWTH FUND, BERGER NEW GENERATION FUND, BERGER SELECT FUND, BERGER INFORMATION TECHNOLOGY FUND, BERGER MID CAP VALUE FUND AND BERGER BALANCED FUND. The Berger Small Company Growth Fund is a separate series established on August 23, 1993, under the Berger Investment Portfolio Trust, a Delaware business trust established under the Delaware Business Trust Act. The name "Berger Small Company Growth Fund(R)" was registered as a service mark in September 1995. The Berger Small Company Growth Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares, which are covered in this Statement of Additional Information, and the Fund commenced offering a separate class known as Institutional Shares covered in a separate Prospectus and Statement of Additional Information.

                  The Berger New Generation Fund was the second series created under the Berger Investment Portfolio Trust, established on December 21, 1995. The name "Berger New Generation Fund(R)" was registered as a service mark in December 1996. The Berger Balanced Fund was the third series created under the Berger Investment Portfolio Trust, established on August 22, 1997. The name "Berger Balanced Fund(R)" was registered as a service mark in September 1998. The Berger New Generation Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares, which are covered in this Statement of Additional Information, and the Fund commenced offering a separate class known as Institutional Shares covered in a separate Prospectus and Statement of Additional Information.

                  The Berger Select Fund and the Berger Mid Cap Growth Fund were the fourth and fifth series created under the Trust, established on November 13, 1997. The Berger Mid Cap Value Fund was the sixth series created under the Berger Investment Portfolio Trust, established on May 21, 1998.

                  The Berger Information Technology Fund was the seventh series created under the Berger Investment Portfolio Trust, established on February 18, 1999. The Fund is the successor to the fund formerly known as the InformationTech 100(R) Fund. The InformationTech 100(R) Fund commenced operations on April 8, 1997, as a separate series of the Advisors Series Trust, a Delaware business trust. The InformationTech 100(R) Fund was then reorganized into the Fund in a transaction that became effective in July 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund, and the Fund commenced offering the Investor Shares covered in this Statement of Additional Information.

                  The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Funds named above are the only series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Funds are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by each Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.


                  BERGER INTERNATIONAL FUND. The Berger Worldwide Funds Trust is a Delaware business trust organized on May 31, 1996, under the name Berger/BIAM Worldwide Funds Trust. In May 2000, the Trust changed its name to Berger Worldwide Funds Trust. The Berger International Fund was established on May 31, 1996, as a series of the Trust. The Fund was originally named the Berger/BIAM International Fund and changed its name in May 2000 to the Berger International Fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund is one of three series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  Berger Worldwide Portfolios Trust is also a Delaware business trust organized on May 31, 1996, under the name Berger/BIAM Worldwide Portfolios Trust. In May 2000, the Trust changed its name to Berger Worldwide Portfolios Trust. The Berger International Portfolio (in which all of the investable assets of the Berger International Fund are invested) was established on May 31, 1996, as a series of that Trust. The Portfolio was originally named the Berger/BIAM International Portfolio and changed its name in May 2000 to the Berger International Portfolio. Like the Berger International Fund, the Portfolio is a diversified, open-end management investment company. The Portfolio commenced operations upon the transfer to the Portfolio of assets held in a pooled trust. See "Performance Information -- Predecessor Performance Data -- Berger International Fund" in Section 13 above for additional information on the asset transfer. The Berger Worldwide Portfolios Trust is authorized to sell unlimited interests in series or portfolios. Interests may be divided into classes. Currently, the series comprising the Portfolio is the only series established under that Trust, although others may be added in the future.


                  Each investor in the Portfolio, including the Fund, is entitled to a vote in proportion to the amount of its investment in the Portfolio. Whenever the Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Fund will hold a meeting of its investors and will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's investors. Fund investors who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing the Fund's investors who do not vote will be voted by the Fund in the same proportion as the Fund's investors who do, in fact, vote.

                  DELAWARE BUSINESS TRUST INFORMATION. Under Delaware law, investors of the Funds organized as series of Delaware Business Trusts will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instruments of those Trusts provides that no investor shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trusts or any particular series (fund) of the Trusts. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the investors of the Trusts are not entitled to the limitations of liability set forth in Delaware law or the Trust Instruments and, accordingly, that they may be personally liable for the obligations of the Trusts.

                  In order to protect investors from such potential liability, the Trust Instruments require that every written obligation of the Trusts or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trusts or such series. The Trust Instruments also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any investor by reason of being or having been an investor, and that the Trusts shall, upon request, assume the defense of any such claim made against such investor for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                  As a result, the risk of an investor of the Funds in those Trusts incurring financial loss on account of investor liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trusts believe that the risk of personal liability to investors of the Fund is therefore remote. The trustees intend to conduct the operations of the Trusts and the Funds so as to avoid, to the extent possible, liability of investors for liabilities of the Trusts or the Funds.

                  CORPORATE GOVERNANCE AND OTHER INFORMATION PERTAINING TO ALL FUNDS. None of the Funds is required to hold annual investor meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the directors or trustees. If investors owning at least 10% of the outstanding shares of the Berger Growth Fund, the Berger Large Cap Growth Fund or any of the Trusts so request, a special investors' meeting of that Fund or Trust will be held for the purpose of considering the removal of a director or trustee, as the case may be. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of any of those Funds or Trusts so request. Subject to certain limitations, the Funds/Trusts will facilitate appropriate communications by investors desiring to call a special meeting for the purpose of considering the removal of a director or trustee.

                  Investors of the Funds and, when applicable, the other series/classes of the same business trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the same business trust in the election of trustees of the trust and on all matters relating to the trust as a whole. Each full share of each Fund has one vote.

                  Shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors or trustees can elect 100% of the directors or trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors or trustees will not be able to elect any person or persons as directors or trustees.

                  Shares of the Funds have no preemptive rights. There are no sinking funds or arrearage provisions that may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights, except that investors of any class of the Berger Information Technology Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the investor ceases to be eligible to purchase or hold shares of the original class or becomes eligible to purchase shares of a different class, by reason of a change in the investor's status under the conditions of eligibility in effect for such class at that time. Shares of the Funds may be transferred by endorsement, or other customary methods, but none of the Funds is bound to recognize any transfer until it is recorded on its books.

                  Under governing corporate law, each Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the directors or trustees that the transaction was in the best interests of the Fund and its investors, and may require obtaining investor approval.


MORE INFORMATION ON SPECIAL FUND STRUCTURES

                  MULTI-CLASS. All of the Funds are permitted to divide their shares into classes. However, currently only the Berger Small Company Growth Fund, the Berger New Generation Fund and the Berger Information Technology Fund have divided their shares into classes and have two classes of shares outstanding, the Investor Shares covered by this SAI and the Institutional Shares offered through a separate Prospectus and SAI. These Funds implemented their multi-class structure by adopting Rule 18f-3 Plans under the 1940 Act permitting them to issue shares in classes. The Rule 18f-3 Plans govern such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Institutional Shares are designed for institutional, individual and other investors willing to maintain a higher minimum account balance, currently set at $250,000. Information concerning Institutional Shares is available from the Funds at 1-800-259-2820.

                  Subject to the relevant Declaration of Trust or Trust Instrument and any other applicable provisions, the trustees of those Funds have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

                  MASTER/FEEDER. Unlike other mutual funds that directly acquire and manage their own portfolios of securities, the Berger International Fund (referred to as a feeder fund) seeks to achieve its investment objective by investing all of its investable assets in the Berger International Portfolio (referred to as a master fund). This two-tier structure is commonly known as a master/feeder. The Fund has the same investment objective and policies as the

Portfolio. The Fund will invest only in the Portfolio, and the Fund's investors will therefore acquire only an indirect interest in the investments of the Portfolio.

                  In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors (that is, other feeder funds). Such investors will invest in the Portfolio on the same terms and conditions and will pay their proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to issue their shares at the same public offering price as the Fund due to potential differences in expense structures. Accordingly, investors in the Fund should be aware that these differences might result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are common in this type of mutual fund structure and are also present in other mutual fund structures. Information concerning other investors in the Portfolio (for example, other feeder funds) is available from the Fund at 1-800-706-0539. Currently, there are two other feeder funds that also invest all of their investable assets in the Portfolio: the International Equity Fund (designed for eligible trusts or bank trust departments) which has a minimum balance requirement of $1,000,000, and the Berger International CORE Fund, which has a minimum balance requirement of $250,000.

                  The investment objective of the Fund may not be changed without the approval of the Fund's investors. The investment objective of the Portfolio may not be changed without the approval of the investors in the Portfolio, including the Fund. If the objective of the Portfolio changes and the investors of the Fund do not approve a parallel change in the Fund's investment objective, the trustees of the Trust will consider other alternatives, including seeking an alternative investment vehicle or directly retaining the Fund's own investment adviser.

                  Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a larger fund invests or withdraws from the Portfolio, the remaining funds may experience lower or higher pro rata operating expenses. Lower returns could possibly result from a large withdrawal. However, this possibility also exists for traditionally structured funds that have large or institutional investors. Also, a fund with a greater pro rata ownership in the Portfolio could have effective voting control over the operations of the Portfolio.

                  Whenever the Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Fund will hold a meeting of its investors and will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's investors. Fund investors who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing the Fund's investors who do not vote will be voted by the Fund in the same proportion as the Fund's investors who do, in fact, vote.

                  The Fund may withdraw its investment in the Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund to do so. Certain changes in the Portfolio's investment objective, policies and limitations may require the Fund to withdraw its investment in the Portfolio. Upon any such withdrawal, the trustees would consider what action might be taken, including investing the Fund's assets in another pooled investment entity having the same investment objective and policies as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. Any such withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, a distribution in-kind may adversely affect the liquidity of the Fund.


                  The trustees of the Berger Worldwide Funds Trust and the Berger Worldwide Portfolios Trust are the same individuals. A majority of the trustees of each of those Trusts who are not "interested persons" (as defined in the Investment Company Act of 1940) of either Trust have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of both Trusts, up to and including creating a new board of trustees for one or the other of the Trusts.

PRINCIPAL INVESTORS

                  Insofar as the management of the Funds is aware, as of December 31, 2001, no person owned, beneficially or of record, more than 5% of the outstanding shares of any of the Funds, except for the following:



OWNER                                            FUND                                                     PERCENTAGE
-----                                            ----                                                     -----------
Charles Schwab & Co. Inc. ("Schwab")             Berger Growth Fund                                       %
101 Montgomery Street
San Francisco, CA 94104                          Berger Large Cap Growth Fund                             %

                                                 Berger Mid Cap Growth Fund                               %

                                                 Berger Small Company Growth Fund (Investor Shares)       %

                                                 Berger New Generation Fund (Investor Shares)             %

                                                 Berger Select Fund                                       %

                                                 Berger Information Technology Fund (Investor Shares)     %

                                                 Berger International Fund                                %

                                                 Berger Mid Cap Value Fund                                %

                                                 Berger Balanced Fund                                     %

National Financial Services Corporation          Berger Large Cap Growth Fund                             %
("Fidelity")
200 Liberty St.                                  Berger Mid Cap Growth Fund                               %
One World Financial Center
New York, NY  10281-1003                         Berger Small Company Growth Fund (Investor Shares)       %

                                                 Berger New Generation Fund (Investor Shares)             %

                                                 Berger Select Fund                                       %

                                                 Berger Mid Cap Value Fund                                %

                                                 Berger Balanced Fund                                     %

Donaldson Lufkin & Jenrette                      Berger Balanced Fund                                     %
("DLJ")
SEC Corp Pershing Division
P.O. Box 2052
Jersey City, NJ 07303

IMS & Co.                                        Berger International Fund                                %
P.O. Box 3865
Englewood, CO  80155-3865

                  Any person owning more than 25% of the outstanding securities of a Fund may be deemed to control it. Schwab is believed to hold its shares of the Funds as nominees for the benefit of its clients.

                  In addition, Schwab owned of record _____% of all the outstanding shares of the Berger Investment Portfolio Trust, of which the Berger New Generation Fund, Berger Select Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Mid Cap Value Fund and the Berger Balanced Fund are outstanding series. Schwab also owned of record _____% of the outstanding shares of the Berger Worldwide Funds Trust, of which the Berger International Fund is one of three outstanding series.

                  As of December 31, 2001, Schwab owned of record _____% of the outstanding shares of the Berger Information Technology Fund, and _____% of the Berger New Generation Fund, both series of the Berger Investment Portfolio Trust, when Schwab's record ownership of each of the Funds' Trust shares is added together with record ownership of Institutional Shares of each Fund. In addition, Bay Isle has advised the Trust that, as December 31, 2001, it had voting discretion over approximately _____% of that fund's outstanding shares in accounts beneficially owned by various Bay Isle advisory clients. Bay Isle may be deemed to beneficially own those shares as a result of its voting discretion.


DISTRIBUTION


                  Berger Distributors LLC, as the Fund's Distributor, is the principal underwriter of the Fund's shares. The Distributor is a wholly owned subsidiary of Berger LLC. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Fund. Brian Ferrie, Vice President and Chief Financial Officer of the Distributor, is also Vice President of the Fund. Anthony Bosch, Vice President and Chief Compliance Officer of the Distributor is also Vice President of the Fund. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Fund.

                  Each of the Funds and the Distributor are parties to a Distribution Agreement that continues through April 2001 or 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the directors or trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the directors or trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers shares of the Funds and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by Berger LLC for its costs in distributing Fund shares.


OTHER INFORMATION

                  The Funds have each filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds of which this Statement of Additional Information is a part. If further information is desired with respect to any of the Funds or such securities, reference is made to the Registration Statements and the exhibits filed as a part thereof.


                  Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, acts as counsel to the Funds.


INDEPENDENT ACCOUNTANTS





                                 [TO BE UPDATED]


FINANCIAL INFORMATION

                  A copy of the Annual Report referenced below is enclosed with this SAI. Additional copies of that Report may be obtained upon request without charge by calling the Funds at 1-800-333-1001.

Year-End Financial Statements





                                 [TO BE UPDATED]

                                   APPENDIX A

HIGH-YIELD/HIGH-RISK SECURITIES

         Each of the Funds may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, a Fund will not purchase any security in default at the time of purchase. None of the Funds will invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.


         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers, or in general economic conditions or an unanticipated rise in interest rates may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, a Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in a Fund's percentage limits for investments rated below investment grade, unless the Fund's adviser deems such securities to be the equivalent of investment grade. If securities purchased by a Fund are downgraded following purchase or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the director or trustees of the Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect a Fund from the risk that the securities will decline in value, because credit ratings represent evaluations of the safety of principal, dividend and/or interest payments and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.


         Expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS


         AAA-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         BAA-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA-Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA-Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

         CA-Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.


         A-Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                               BERGER GROWTH FUND


PART C.  OTHER INFORMATION

Item 23.          Exhibits

                  The Exhibit Index following the signature pages below is incorporated herein by reference.

Item 24.          Persons Controlled by or Under Common Control With the Fund

                  None.

Item 25.          Indemnification

                  Article XXVII, Section 7 of the Fund's Bylaws provides for indemnification of certain persons acting on behalf of the Fund to the full extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940. In general, directors, officers and employees will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of same) in which they become involved by virtue of their Fund office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Fund or, in the case of criminal proceedings, unless they had reasonable cause to believe that their conduct was unlawful. The Fund also may advance money for these expenses, provided that the director, officer or employee undertakes to repay the Fund if his conduct is later determined to preclude indemnification. The Fund has the power to purchase insurance on behalf of its directors, officers, employees and agents, whether or not it would be permitted or required to indemnify them for any such liability under the Bylaws or applicable law, and the Fund has purchased and maintains an insurance policy covering such persons against certain liabilities incurred in their official capacities.

Item 26.          Business and Other Connections of Investment Adviser

                  The business of Berger LLC, the investment adviser of the Fund, is described in the Prospectus under the heading "Organization of the Fund -- Investment Managers" and in the Statement of Additional Information in
Section 4, which are included in this Registration Statement. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Management of the Fund" in the Statement of Additional Information included in this Registration Statement and in the Trust's Registration Statement as filed with the Securities and Exchange Commission on January 28, 2001. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are: David G. Mertens is a Senior Vice President of Berger LLC; Senior Vice President of Stilwell Management, Inc.; Manager, President and Chief Executive Officer of Berger Distributors LLC, a wholly-owned broker-dealer subsidiary of Berger and LLC and distributor of the Berger Funds; and Vice President of Berger/Bay Isle LLC, a registered investment advisor; Andrew J. Iseman is a Vice President and the Chief Operating Officer of Berger LLC; Vice President of Berger Funds; a Vice President and the Chief Operating Officer of Stilwell Management, Inc.; and Manager of

Berger Distributors LLC; Lisa M. Steele is a Vice President-Operations of Berger LLC and, formerly, Senior Vice President-Transfer Agency of Janus Service Corporation; Sally J. Carleton is a Vice President-Corporate Communications of Berger LLC; Jonathan Wolff is a Vice President-Trading of Berger LLC; Johnnie Rogers is a Vice President of Berger LLC; Landon H. Rowland is Director, Chairman, President and Chief Executive Officer of Stilwell Financial Inc., a publicly-traded holding company whose primary subsidiaries are engaged in financial services; a Director of Stilwell Management, Inc.; a Director of Janus Capital Corporation; a Director of Nelson Money Manager, a subsidiary of Stilwell Financial Inc.; and a Director of Kansas City Southern Industries, Inc., a publicly traded-holding company whose primary businesses are engaged in transportation services; Danny R. Carpenter is a Director of Stilwell Management, Inc.; Director, Vice President and Secretary of Stilwell Financial Inc.; and, formerly, Vice President-Finance of Kansas City Southern Industries, Inc.; Daniel P. Connealy is a Director of Stilwell Management, Inc.; a Vice President and the Chief Financial Officer of Stilwell Financial Inc.; and, formerly, a Partner with PricewaterhouseCoopers. The addresses of business referenced include: Berger LLC, Berger/Bay Isle LLC, and Stilwell Management, Inc. at 210 University Blvd, Suite 900, Denver, Colorado 80206; Stilwell Financial Inc. at 920 Main Street, 21st Floor, Kansas City, Missouri 64105; Nelson Money Manager at 63 High Street, Tarvin, Chester, CH3 8EE, United Kingdom; Kansas City Southern Industries, Inc. at 114 W. 11th Street, Kansas City, Missouri 64105; and PricewaterhouseCoopers at 1055 Broadway, Kansas City, Missouri 64105.

Item 27.          Principal Underwriters

                  (a) Investment companies for which the Fund's principal underwriter also acts as principal underwriter, depositor or investment adviser:

Berger Growth Fund, Inc.

Berger Large Cap Growth Fund, Inc.

Berger Investment Portfolio Trust

  -    Berger Small Company Growth Fund

  -    Berger New Generation Fund

  -    Berger Balanced Fund

  -    Berger Select Fund

  -    Berger Large Cap Value Fund

  -    Berger Mid Cap Growth Fund

  -    Berger Mid Cap Value Fund

  -    Berger Information Technology Fund

Berger Omni Investment Trust

  -    Berger Small Cap Value Fund

Berger Institutional Products Trust

  -    Berger IPT - Growth Fund

  -    Berger IPT - Large Cap Growth Fund

  -    Berger IPT - Small Company Growth Fund

  -    Berger IPT - International Fund

  -    Berger IPT - New Generation Fund

Berger Worldwide Funds Trust

  -    Berger International Fund

  -    International Equity Fund

  -    Berger International CORE Fund

                  (b) For Berger Distributors LLC:


       Name                          Positions and                             Positions and
                                     Offices with                              Offices with
                                      Underwriter                               Registrant
David G. Mertens        President, CEO and Manager                     None


Brian S. Ferrie         Vice President, Chief Financial Officer        Vice President
                        and Treasurer


Janice M. Teague        Vice President and Secretary                   Vice President and Assistant Secretary


Anthony R. Bosch        Vice President and Chief Compliance            Vice President
                        Officer


Andrew J. Iseman        Manager                                        None


Sue Vreeland            Assistant Secretary                            Secretary

                  The principal business address of each of the persons in the table above is 210 University Blvd., Suite 900, Denver, CO 80206.

                  (c) Not applicable.

Item 28.          Location of Accounts and Records

                  The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

                  (a) Shareholder records are maintained by the Registrant's transfer agent, DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141;

                  (b) Accounting records relating to cash and other money
                      balances; asset, liability, reserve, capital, income and expense accounts; portfolio securities; purchases and sales; and brokerage commissions are maintained by the Registrant's Recordkeeping and Pricing Agent, State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171. Other records of the Registrant relating to purchases and sales; the Trust Instrument, minute books and other trust records; brokerage orders; performance information and other records are maintained at the offices of the Registrant at 210 University Boulevard, Suite 900, Denver, Colorado 80206.

Item 29.          Management Services

                  The Registrant has no management-related service contract which is not discussed in Parts A and B of this form.

Item 30.          Undertakings

                  Not applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, and State of Colorado, on the 19th day of November, 2001.

                                  BERGER GROWTH FUND, INC.
                                  (Registrant)

                                  By /s/  Jack R. Thompson
                                     ------------------------------------------

                                  Name: Jack R. Thompson
                                       ----------------------------------------

                                  Title: President
                                        ---------------------------------------


                    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                                     Title                           Date
       ---------                                     -----                           ----

/s/ Jack R. Thompson                       President (Principal                 November 19, 2001
---------------------------------          Executive Officer)
Jack R. Thompson                           and Trustee


/s/ Brian S. Ferrie                        Vice President (Principal            November 19, 2001
---------------------------------          Financial Officer)
Brian S. Ferrie


/s/ John A. Paganelli                      Vice President and Treasurer         November 19, 2001
---------------------------------          (Principal Accounting
John A. Paganelli                          Officer)



Dennis E. Baldwin*                         Trustee                              November 19, 2001
---------------------------------
Dennis E. Baldwin



Katherine A. Cattanach*                    Trustee                              November 19, 2001
---------------------------------
Katherine A. Cattanach


Paul R. Knapp*                             Trustee                              November 19, 2001
---------------------------------
Paul R. Knapp



Harry T. Lewis, Jr.*                       Trustee                              November 19, 2001
---------------------------------
Harry T. Lewis, Jr.



Michael Owen*                              Trustee                              November 19, 2001
---------------------------------
Michael Owen



William Sinclaire*                         Trustee                              November 19, 2001
---------------------------------
William Sinclaire



Albert C. Yates*                           Trustee                              November 19, 2001
---------------------------------
Albert C. Yates



*By:/s/  Jack R. Thompson
    -----------------------------
Attorney-in-fact

                               BERGER GROWTH FUND
                                  EXHIBIT INDEX

N-1A                                EDGAR
Exhibit                             Exhibit
No.                                 No.              Name of Exhibit
-------                             -------          ---------------
(3) Exhibit 23 (a)-1                                 Articles of Incorporation
                                                     (3/9/66)

(3) Exhibit 23(a)-2                                  Articles of Amendment
                                                     (10/11/66)

(3) Exhibit 23(a)-3                                  Articles Supplementary
                                                     (10/24/91)

(3) Exhibit 23(a)-4                                  Articles Supplementary (7/93)

(7) Exhibit 23(a)-5                                  Articles of Amendment (1/31/00)

(3) Exhibit 23(b)                                    Bylaws (as amended through
                                                     June 20, 1997)

(7) Exhibit 23(b)-1                                  Bylaws (as amended through
                                                     January 31, 2000)

(3) Exhibit 23(c)                                    Not applicable

(3) Exhibit 23(d)                                    Form of Investment Advisory Agreement

(5) Exhibit 23(d)-1                                  Form of Amendment to
                                                     Investment Advisory Agreement

(1) Exhibit 23(e)                                    Form of Distribution Agreement between the
                                                     Fund and Berger Distributors, Inc.

    Exhibit 23(f)                                    Not applicable

(2) Exhibit 23(g)-1                                  Form of Custody Agreement

(7) Exhibit 23(g)-1a                                 Form of Assignment of Custody and
                                                     Recordkeeping and Pricing Agent Agreement

(7) Exhibit 23(g)-2                                  Form of Foreign Custody Agreement

(7) Exhibit 23(g)-3                                  Form of Retirement Custody Agreement

(3) Exhibit 23(h)-1                                  Form of Amended and Restated
                                                     Administrative Services Agreement

(5) Exhibit 23(h)-1a                                 Form of Amendment to
                                                     Administrative Services Agreement

(3) Exhibit 23(h)-2                                  Form of Recordkeeping and Pricing Agent
                                                     Agreement

(3) Exhibit 23(h)-3                                  Form of Agency Agreement

(7) Exhibit 23(h)-3a                                 Form of Assignment of Agency Agreement

    Exhibit 23(i)                                    Not applicable

*   Exhibit 23(j)                                    Consent of PricewaterhouseCoopers LLP

    Exhibit 23(k)                                    Not applicable

    Exhibit 23(l)                                    Not applicable

(3) Exhibit 23(m)                                    Form of Rule 12b-1 Plan, as amended

    Exhibit 23(o)                                    Not Applicable

(6) Exhibit 23(p)-1                                  Code of Ethics of the Berger Funds

(6) Exhibit 23(p)-2                                  Code of Ethics of Berger LLC

(7) Exhibit 23(p)-2a                                 Amended Code of Ethics of Berger LLC

(6) Exhibit 23(p)-3                                  Code of Ethics of Berger Distributors LLC


*  To be filed with 485(b) filing

Filed previously as indicated below and incorporated herein by reference:

(1) Filed as Exhibit 6 with Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed December 31, 1997.

(2) Filed as Exhibit 8 with Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A filed November 27, 1995.

(3) Filed as Exhibit number listed with Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A filed November 25, 1998.

(4) Filed as Exhibit number listed with Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed January 28, 1999.

(5) Filed as Exhibit number listed with Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A filed January 28, 2000.

(6) Filed as Exhibit number listed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Berger Institutional Products Trust, Filed April 28, 2000.

(7) Filed as Exhibit number listed with Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A, filed on January 26, 2001.